UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.     )
Filed by the Registrant  ☒
Filed by a Party other than the Registrant  ☐
Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12
FARMER BROS. CO.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

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(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐  Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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(2)	Form, Schedule or Registration Statement No.:

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Dear Fellow Stockholder:
You are cordially invited to attend the 2020 Annual Meeting of Stockholders (the “Annual Meeting”) of Farmer Bros. Co. (the “Company”), which will be held on Wednesday, December 9, 2020, at 11:00 a.m., Central Standard Time.
In light of public health concerns regarding the coronavirus outbreak, the Annual Meeting will be held in a virtual meeting format only. You will not be able to attend the annual meeting physically. The Annual Meeting will be accessible virtually by visiting www.proxydocs.com/FARM
The formal Notice of Annual Meeting of Stockholders ("Notice") and Proxy Statement ("Proxy"), which are contained in the following pages, outline the actions that will, or may, if properly presented, be taken by the stockholders at the meeting. You should also have received a proxy card or voting instruction form and postage-paid return envelope, which are being solicited on behalf of the Farmer Bros. Co. Board of Directors (the “Board”). Participants in the Farmer Bros. Co. Employee Stock Ownership Plan should follow the instructions provided by the plan trustee, GreatBanc Trust Company.
Among the items for which we are asking for your vote this year is the election of the Board’s director nominees. The Board is pleased to nominate Allison M. Boersma and Alfred Poe for election as directors. We believe our two director nominees have the breadth of relevant and diverse experiences, integrity and commitment necessary to guide the Company for the benefit of all of the Company’s stockholders. If elected, Mr. Poe would be a new addition to the Board. As such, we invite you to learn more about his experience and why the Board has nominated him for election by reviewing information in Proposal No. 1 in the Proxy Statement.
It is important that your shares be represented at the Annual Meeting whether or not you are personally able to attend. Accordingly, after reading the attached Notice of Annual Meeting of Stockholders and Proxy Statement, please promptly submit your proxy as described on your proxy card or voting instruction form. If you choose to submit your proxy to vote your shares by the proxy card or voting instruction form, please sign, date and mail the proxy card or voting instruction form in the enclosed postage-paid return envelope. You may also submit a proxy to vote by telephone or Internet. Instructions for submitting a proxy over the Internet or by telephone are provided on the enclosed proxy card. Your cooperation is greatly appreciated.
Sincerely yours,

D. Deverl Maserang II President and Chief Executive Officer	Christopher P. Mottern Chairman of the Board of Directors
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If you have any questions or require any assistance with respect to voting your shares, please contact Morrow Sodali, the Company’s proxy solicitor, at the contact listed below:

470 West Avenue
Stamford, Connecticut 06902
Stockholders Call Toll Free: (800) 662-5200 (within the U.S.)
Banks and Brokers Call Collect: (203) 658-9400
FARM@morrowsodali.com
The attached Proxy Statement is dated October 27, 2020 and is first being mailed on or about October 28, 2020.

____________________________________________________________________________________________________________

Farmer Bros. Co. • 1912 Farmer Brothers Drive, Northlake, Texas 76262 • (682) 549-6600 • www.farmerbrosco.com

FARMER BROS. CO.
1912 Farmer Brothers Drive
Northlake, Texas 76262
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON DECEMBER 9, 2020

TO THE STOCKHOLDERS OF FARMER BROS. CO.:
NOTICE IS HEREBY GIVEN that the 2020 Annual Meeting of Stockholders (the “Annual Meeting”) of Farmer Bros. Co., a Delaware corporation (the “Company” or “Farmer Bros.”), will be held on December 9, 2020 at 11:00 a.m., Central Time, for the following purposes:

1.
To elect two directors to the Board of Directors (the “Board”) of the Company for a one-year term of office expiring at the Company’s 2021 Annual Meeting of Stockholders and until their successors are elected and duly qualified;

2.	To ratify the selection of Deloitte & Touche LLP ("Deloitte") as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2021;

3.	To hold an advisory (non-binding) vote to approve the compensation paid to the Company’s Named Executive Officers;

4.	To approve the Farmer Bros. Co. Amended and Restated 2017 Long-Term Incentive Plan (the “Amended and Restated 2017 Plan”); and

5.	To transact such other business as may properly come before the Annual Meeting or any continuation, postponement or adjournment thereof.
The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice of Annual Meeting of Stockholders. The Board recommends: a vote “FOR” each of the two nominees for director named in the accompanying Proxy Statement, and a vote “FOR” proposals 2, 3 and 4 on the enclosed proxy card.

In light of ongoing public health concerns regarding the coronavirus outbreak, the Annual Meeting will be held in a virtual meeting format only. You will not be able to attend the Annual Meeting physically. The decision to have a virtual Annual Meeting this year does not represent a change in our stockholder engagement philosophy, and we currently expect to return to an in-person meeting next year.

The virtual Annual Meeting can be accessed by visiting www.proxydocs.com/FARM, where you will be able to listen to the meeting live, submit questions and vote online. It is important that your shares be represented. Whether or not you plan to attend the virtual Annual Meeting, please vote using the procedures described on the notice of internet availability of proxy materials or on the proxy card. Your vote will mean that you are represented at the virtual Annual Meeting regardless of whether or not you attend the virtual Annual Meeting. Returning the proxy does not deprive you of your right to attend the meeting and to vote your shares virtually at the Annual Meeting.
The Board has fixed the close of business on October 13, 2020 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and at any continuation, postponement or adjournment thereof.
*********************
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE 2020 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 9, 2020
This Notice of Annual Meeting of Stockholders, the accompanying Proxy Statement, the Company’s 2020 Annual Report, which includes its Annual Report on Form 10-K for the fiscal year ended June 30, 2020, and form proxy card are available at: http://www.proxydocs.com/FARM.
Please submit a proxy as soon as possible so that your shares can be represented and voted at the Annual Meeting in accordance with your instructions. By submitting your proxy promptly, you will save the Company the expense of further proxy solicitation. For specific instructions on submitting a proxy to have your shares voted, please refer to the instructions on the proxy card or the information forwarded by your bank, broker or other nominee. Even if you have submitted a proxy, you may still vote virtually if you attend the virtual Annual Meeting. Please note, however, that if your shares are held of record by a bank, broker or other nominee and you wish to vote virtually at the virtual Annual Meeting, you must obtain a legal proxy issued in your name from such bank, broker or other nominee. If you are a beneficial holder of shares held in “street name,” you should follow the voting instructions provided by your bank, broker or other nominee to ensure that your shares are represented and voted at the Annual Meeting.

If you are a participant in the Farmer Bros. Co. Employee Stock Ownership Plan (the “ESOP”), you should follow the instructions provided by the ESOP trustee, GreatBanc Trust Company (the “ESOP Trustee”), with respect to having the shares allocated to you in the ESOP voted at the Annual Meeting. If you are an ESOP participant, although you may attend the virtual Annual Meeting, you will not be able to cast a vote at the virtual Annual Meeting with respect to any shares you hold through the ESOP.

If you are a participant in the Farmer Bros. Co. 401(k) Plan (the “401(k)”), you should follow the instructions provided by the 401(k) trustee, Principal Financial Group (the “401(k) Trustee”), with respect to having the shares owned by you in the 401(k) voted at the Annual Meeting. If you are a 401(k) participant, although you may attend the virtual Annual Meeting, you will not be able to cast a vote at the virtual Annual Meeting with respect to any shares you hold through the 401(k).
Your vote is very important. Please submit your proxy even if you plan to attend the virtual Annual Meeting. To submit a proxy to vote your shares over the Internet or by telephone, please follow the instructions on the enclosed proxy card.

By Order of the Board of Directors

Jennifer H. Brown General Counsel and Secretary
Northlake, Texas
October 27, 2020
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The accompanying Proxy Statement provides a detailed description of the business to be conducted at the Annual Meeting. We urge you to read the accompanying Proxy Statement, including the appendices and any documents incorporated by reference, carefully and in its entirety.
If you have any questions concerning the business to be conducted at the Annual Meeting, would like additional copies of the Proxy Statement or need help submitting a proxy for your shares, please contact the Company’s proxy solicitor:
470 West Avenue
Stamford, Connecticut 06902
Stockholders Call Toll Free: (800) 662-5200 (within the U.S.)
Banks and Brokers Call Collect: (203) 658-9400
FARM@morrowsodali.com

FARMER BROS. CO.
1912 Farmer Brothers Drive
Northlake, Texas 76262
PROXY STATEMENT
INFORMATION CONCERNING VOTING AND SOLICITATION
What are the date, time and place of the Annual Meeting?
The enclosed proxy card is being delivered with this Proxy Statement on behalf of the Board of Directors (the “Board of Directors” or the “Board”) of Farmer Bros. Co., a Delaware corporation (the “Company,” “we,” “our” or “Farmer Bros.”), in connection with the 2020 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Wednesday, December 9, 2020, at 11:00 a.m., Central Standard Time, or at any continuation, postponement or adjournment thereof, for the purposes described in this Proxy Statement and in the accompanying Notice of Annual Meeting of Stockholders, and to transact such other business as may properly come before the Annual Meeting. Proxies are solicited to give all stockholders of record an opportunity to vote on matters properly presented at the Annual Meeting.
In light of ongoing public health concerns regarding the coronavirus outbreak, the Annual Meeting will be held in a virtual meeting format only. You will not be able to attend the Annual Meeting physically. The decision to have a virtual Annual Meeting this year does not represent a change in our stockholder engagement philosophy, and we currently expect to return to an in-person meeting next year.
The Annual Meeting is to be held live via the internet - please visit www.proxydocs.com/FARM for more details. If you plan to attend the Annual Meeting virtually, you should review the details below under the section captioned “Who can attend the Annual Meeting?”
Pre-registration to attend is required by all stockholders in order to gain access and attend and/or vote at the meeting. Visit www.proxydocs.com/FARM to pre-register. The registration deadline is 5:00 p.m. ET on Monday, December 7, 2020. You will need your Control Number which is provided in your proxy card, notice or voting instruction form in order to pre-register for the meeting. Upon completing registration, you will immediately receive a confirmation email, which will include information about when you should expect to receive a unique link gaining access to the Annual Meeting.

Notice of Electronic Availability of Proxy Statement and Annual Report
We are pleased to take advantage of the Securities and Exchange Commission rules allowing companies to furnish proxy materials to their stockholders over the Internet. We believe that this e-proxy process will expedite stockholders’ receipt of proxy materials, lower the costs and reduce the environmental impact of our Annual Meeting. The Company intends to mail a full set of proxy materials including this Proxy Statement, a proxy card and the Company’s 2020 Annual Report, which includes its Annual Report on Form 10-K for the fiscal year ended June 30, 2020 (“2020 Form 10-K”) or a Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”) on or about October 28, 2020 to all stockholders entitled to notice of and to vote at the Annual Meeting. The Notice of Internet Availability instructs you on how to access and review the Proxy Statement and our annual report. The Notice of Internet Availability also instructs you on how you may authorize a proxy to vote your shares over the Internet.
What am I voting on?
You will be entitled to vote on the following proposals at the Annual Meeting:
Proposal No. 1: The election of two directors to serve on our Board for a one-year term of office expiring at the Company’s 2021 Annual Meeting of Stockholders and until their successors are elected and duly qualified;
Proposal No. 2: The ratification of the selection of Deloitte as our independent registered public accounting firm for the fiscal year ending June 30, 2021;
Proposal No. 3: The approval, on an advisory (non-binding) basis, of the compensation paid to the Company’s Named Executive Officers; and
Proposal No. 4: The approval of the Amended and Restated 2017 Plan, which includes an increase in the number of shares of stock authorized for issuance under the plan and certain technical and administrative updates.

How does the Board recommend that I vote?
The Board recommends that you vote using the enclosed proxy card:
“FOR” the election of each of the two nominees named herein to serve on our Board as directors for a one-year term of office expiring at the Company’s 2021 Annual Meeting of Stockholders and until their successors are elected and duly qualified;
“FOR” the ratification of the selection of Deloitte as our independent registered public accounting firm for the fiscal year ending June 30, 2020;
“FOR” the approval of, in an advisory (non-binding) vote, the compensation paid to our Named Executive Officers; and

“FOR” the approval of the Amended and Restated 2017 Plan.

Who can vote?
The Board has set October 13, 2020 as the record date (the “Record Date”) for the Annual Meeting. You are entitled to notice of and to vote at the Annual Meeting any shares of common stock, par value $1.00 per share, of the Company (“Common Stock”), and any shares of Series A Convertible Participating Cumulative Perpetual Preferred Stock, par value $1.00 per share, of the Company (“Series A Preferred Stock”), on an as-converted basis, in each case, of which you are the holder of record as of the close of business on the Record Date. Each share of Series A Preferred Stock entitles the holder(s) thereof to vote on an as-converted basis together with the holders of Common Stock as a single class. Your shares may be voted at the virtual Annual Meeting only if you are present virtually or your shares are represented by a valid proxy.

Inspection of Stockholder List

A list of registered stockholders entitled to vote at the Annual Meeting will be available for examination by any stockholder for any purpose germane to the Annual Meeting. In order to protect our team members and stockholders from COVID-19, we ask that stockholders wishing to inspect the list of registered stockholders send an e-mail to legaldepartment@farmerbros.com. Please include (1) your name and (2) if you hold your shares through a broker, bank or other intermediary, an image of your stock ownership statement. Upon verification of your status as a stockholder, you will be provided access to view and inspect the list of registered stockholders as of the record date. Stockholders will not be able to download or print the list.

Stockholders will also have the opportunity to inspect the list of registered stockholders during the virtual annual meeting on December 9, 2020. Please visit www.proxydocs.com/FARM for more details.

How many shares are outstanding and how many shares are needed for a quorum?
At the close of business on the Record Date, 17,540,241 shares of Common Stock entitled to 17,540,241 votes, and 14,700 shares of Series A Preferred Stock entitled to 425,887 votes, for a total of 17,966,128 votes, were outstanding and entitled to vote at the Annual Meeting. Each share of Series A Preferred Stock entitles the holder(s) thereof to vote on an as-converted basis together with the holders of the Common Stock as a single class. The Company has no other class of securities outstanding.
A majority of the issued and outstanding shares of Common Stock and Series A Preferred Stock (on an as-converted basis voting together with the Common Stock as a single class) present in person (virtually) or represented by proxy and entitled to vote at the Annual Meeting will constitute a quorum at the Annual Meeting, which quorum is required to hold the Annual Meeting and conduct business. If you are a record holder of shares of Common Stock or Series A Preferred Stock as of the Record Date and you submit your proxy, regardless of whether you abstain from voting on one or more matters, your shares will be counted as present at the Annual Meeting for the purpose of determining a quorum. If your shares are held in “street name,” your shares are counted as present for purposes of determining a quorum if your bank, broker or other nominee submits a proxy covering your shares. Your broker, bank or other nominee is entitled to submit a proxy covering your shares as to certain “routine” matters, even if you have not instructed your broker, bank or other nominee on how to vote on such matters. In the absence of a quorum, the Annual Meeting may be adjourned, from time to time, by vote of the holders of a majority of the total number of shares of Common Stock and Series A Preferred Stock (on an as-converted basis voting together with the Common Stock as a single class) represented and entitled to vote at the Annual Meeting.
What is the difference between a record holder and a beneficial owner?
If at the close of business on the Record Date your shares were registered directly in your name, you are considered the “record holder” of your shares. If, on the other hand, at the close of business on the Record Date your shares were held in an account at a brokerage firm, bank, dealer, or other similar organization or other nominee, then you are the beneficial owner of shares held in “street name” and the proxy materials, as applicable, are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct that organization on how to vote the shares in your account. If you hold your shares in “street name,” please instruct your bank, broker or other nominee how to vote your shares using the voting instruction form provided by your bank, broker or other nominee so that your vote can be counted. The voting instruction form provided by your bank, broker or other nominee may also include information about how to submit your voting instructions over the Internet or telephonically, if such options are available.

How can I vote my shares?
You may vote your shares at the Annual Meeting using one of the following methods (please also see the information provided above concerning the difference between holding shares as a record holder and holding shares beneficially through a bank, broker or other nominee-beneficial holders should follow the voting instructions provided by such bank, broker or other nominee):
By mail. You may vote your shares by completing, signing and mailing the proxy card included with these proxy materials (or voting instruction form in the case of beneficial holders). Please refer to your proxy card or voting instruction form for instructions on either submitting your proxy or voting by mail.
Over the Internet. If you have access to the Internet, you may submit your proxy over the Internet by following the instructions included on the enclosed proxy card (or voting instruction form in the case of beneficial holders for whom Internet voting is available). Please refer to your proxy card or voting instruction form for instructions on either submitting a proxy or voting over the Internet.
By telephone. You may submit a proxy to have your shares voted by calling a toll-free telephone number listed on the enclosed proxy card (or voting instruction form in the case of beneficial holders for whom telephone voting is available). Please refer to your proxy card or voting instruction form for instructions on submitting a proxy by phone.
At the virtual Annual Meeting. Stockholders are invited to attend the virtual Annual Meeting and vote at the virtual Annual Meeting. If you are a beneficial owner of shares you must obtain a legal proxy from the bank, broker or other nominee of your shares to be entitled to vote those shares at the virtual Annual Meeting. If you are a record holder, you are encouraged to complete, sign and date the enclosed proxy card and mail it in the enclosed postage-paid envelope regardless of whether or not you plan to attend the virtual Annual Meeting. If you hold your shares in “street name,” you are encouraged to follow the voting instructions provided by your bank, broker or other nominee to ensure that your shares are represented and voted at the Annual Meeting.
A control number, located on the instructions included with the proxy card, is designated to verify your identity and allow you to vote your shares and confirm that your voting instructions have been recorded properly. If you submit your proxy over the Internet or by telephone, there is no need to return a signed proxy card. However, you may change your voting instructions by subsequently completing, signing and delivering the proxy card.
As noted above, if you hold shares beneficially in street name through a bank, broker or other nominee, you may vote your shares by following the voting instructions provided by your bank, broker or other nominee. Telephone and Internet voting may be also available-please refer to the voting instruction form provided by your bank, broker or other nominee for more information.
If you have any questions or require assistance in submitting a proxy for your shares, please call the Company’s proxy solicitor, Morrow Sodali, toll free at (800) 662-5200 (within the U.S.).
How do I vote if I am an ESOP participant?
The ESOP owns approximately 6.6% of the Company’s outstanding voting securities, based on 17,540,241 shares of Common Stock entitled to 17,540,241 votes, and 14,700 shares of Series A Preferred Stock representing 425,887 shares of Common Stock on an as-converted basis, outstanding as of October 13, 2020. Each ESOP participant has the right to direct the ESOP Trustee on how to vote the shares of Common Stock allocated to his or her account under the ESOP. The ESOP Trustee will vote all of the unallocated ESOP shares (i.e., shares of Common Stock held in the ESOP, but not allocated to any participant’s account) and allocated shares for which no voting directions are timely received by the ESOP Trustee, in its independent fiduciary discretion. If you are an ESOP participant and want to revoke any prior voting instructions you provided to the ESOP Trustee in respect of the Annual Meeting, you must contact the ESOP Trustee.

If you are a participant in the ESOP, although you may attend the virtual Annual Meeting, you will not be able to cast a vote at the meeting with respect to any shares you hold through the ESOP.

How do I vote if I am a 401(k) participant?
Each 401(k) participant has the right to direct the 401(k) Trustee on how to vote the shares of Common Stock held in his or her account under the 401(k). The 401(k) Trustee will vote all of the shares for which no voting directions are timely received by the 401(k) Trustee, in its independent fiduciary discretion. If you are a 401(k) participant and want to revoke any prior voting instructions you provided to the 401(k) Trustee in respect of the Annual Meeting, you must contact the 401(k) Trustee.

If you are a participant in the 401(k), although you may attend the virtual Annual Meeting, you will not be able to cast a vote at the meeting with respect to any shares you hold through the 401(k).
Who can attend the Annual Meeting?
Admission to the Annual Meeting website is limited to stockholders and their duly-appointed proxy holders as of the close of business on the Record Date with proof of ownership of the Company’s Common Stock or Series A Preferred Stock. If your shares are held in the name of a bank, broker or other nominee and you plan to attend the Annual Meeting, you must present proof of your ownership of Common Stock or Series A Preferred Stock, such as a bank or brokerage account statement, to be admitted to the Annual Meeting website. If you are a participant in the ESOP, although you may attend the virtual Annual Meeting if you can provide proof that you are an ESOP participant, you will not be able to cast a vote at the meeting with respect to any shares you hold through the ESOP. Any holder of a proxy from a stockholder must present the proxy card, properly executed, and a copy of proof of ownership. If you are a participant in the 401(k), although you may attend the virtual Annual Meeting if you can provide proof that you are a 401(k) participant, you will not be able to cast a vote at the meeting with respect to any shares you hold through the 401(k). Any holder of a proxy from a stockholder must present the proxy card, properly executed, and a copy of proof of ownership.
Your vote is very important. Please submit your proxy card even if you plan to attend the virtual Annual Meeting.
How will votes be tabulated?
All votes will be tabulated by the inspector of election appointed by the Company for the Annual Meeting, who will separately tabulate affirmative and negative votes and abstentions in accordance with Delaware law.
What is a “broker non-vote”?
A “broker non-vote” occurs when a nominee holding shares for a beneficial owner has not received voting instructions from the beneficial owner and does not have discretionary authority to vote the shares. If you hold your shares in street name and do not provide voting instructions to your bank, broker or other nominee, your shares will be considered to be broker non-votes and will not be voted on any proposal on which your bank, broker or other nominee does not have discretionary authority to vote. Brokers generally do not have discretionary voting power (i.e., they cannot vote) on non-routine matters without specific instructions from their customers. Proposals are determined to be routine or non-routine matters based on the rules of the various regional and national exchanges of which the brokerage firm is a member. Shares that constitute broker non-votes will be counted as present at the Annual Meeting for the purpose of determining a quorum, but will not be considered entitled to vote on the proposal in question. Brokers generally have discretionary authority to vote on the ratification of the selection of Deloitte as our independent registered public accounting firm. Brokers, however, do not have discretionary authority to vote on the election of directors to serve on our Board, the advisory vote to approve the compensation paid to our named executive officers, and the approval of the Company’s forum selection by-law, because they are considered non-routine matters. Consequently, without your voting instructions, the bank, broker or other nominee that holds your shares cannot vote your share on these proposals.
What vote is required to approve each proposal?
Election of Directors. Directors are elected by a plurality of the votes of the shares of Common Stock and Series A Preferred Stock (on an as-converted basis voting together with the Common Stock as a single class) present in person (virtually) or represented by proxy at the Annual Meeting and entitled to vote on the election of directors.
This means that the two individuals nominated for election to the Board at the Annual Meeting who receive the highest number of properly cast “FOR” votes (among votes properly cast in person (virtually) or by proxy) will be elected as directors. In director elections, stockholders may either vote “FOR” or withhold voting authority with respect to director nominees. Shares voting “withhold” are counted for purposes of determining a quorum. However, if you withhold authority to vote with respect to the election of any or all of the nominees, your shares will not be voted with respect to those nominees indicated. Therefore, “withhold” votes will not affect the outcome of the election of directors. Broker non-votes will also not affect the outcome of the election of directors.
Ratification of Accountants. The ratification of the selection of Deloitte as our independent registered public accounting firm for the fiscal year ending June 30, 2021 requires the affirmative vote of a majority of the shares of Common Stock and Series A Preferred

Stock (on an as-converted basis voting together with the Common Stock as a single class) present or represented by proxy at the Annual Meeting and entitled to vote thereat. Abstentions will have the same effect as votes “against” the ratification. Because brokers have discretionary authority to vote on the ratification, we do not expect any broker non-votes in connection with the ratification.
Advisory (Non-Binding) Vote to Approve the Compensation Paid to our Named Executive Officers. The advisory (non-binding) vote to approve the compensation paid to the Company’s Named Executive Officers requires the affirmative vote of a majority of the shares of Common Stock and Series A Preferred Stock (on an as-converted basis voting together with the Common Stock as a single class) present or represented by proxy at the Annual Meeting and entitled to vote thereat. Abstentions will have the same effect as votes “against” the proposal. Broker non-votes will not affect the outcome of the vote to approve the compensation paid to the Company’s Named Executive Officers because shares held by a bank, broker or other nominee who has not received instructions from the beneficial owner of the shares as to how the shares are to be voted are not entitled to vote on this proposal.
Approval of the Amended and Restated 2017 Plan. The vote to approve the Amended and Restated 2017 Plan requires the affirmative vote of a majority of the shares of Common Stock and Series A Preferred Stock (on an as-converted basis voting together with the Common Stock as a single class) present or represented by proxy at the Annual Meeting and entitled to vote thereat. Abstentions will have the same effect as votes “against” the proposal. Broker non-votes will not affect the outcome of the vote to approve the Amended and Restated 2017 Plan because shares held by a bank, broker or other nominee who has not received instructions from the beneficial owner of the shares as to how the shares are to be voted are not entitled to vote at the Annual Meeting.
What do I do if I receive more than one proxy card or voting instruction form?
If you receive more than one proxy card or voting instruction form from your bank, broker or other nominee, it means you hold shares that are registered in more than one name or account. To ensure that all of your shares are voted, sign, date and return each proxy card or voting instruction form. To vote by telephone or over the Internet, follow the instructions for voting over the Internet or by telephone provided on the enclosed proxy card or provided on the voting instruction form provided by your bank, broker or other nominee.
How will my shares be voted if I sign, date and return the proxy card but do not specify how I want my shares to be voted?
As a stockholder of record, if you sign, date and return the proxy card but do not specify how you want your shares to be voted, your shares will be voted by the proxy holders named in the enclosed proxy as follows:
“FOR” the election of each of the two Board nominees named herein to serve on our Board as directors for a one-year term of office expiring at the Company’s 2021 Annual Meeting of Stockholders and until their successors are elected and duly qualified;

“FOR” the ratification of the selection of Deloitte as our independent registered public accounting firm for the fiscal year ending June 30, 2020;
“FOR” the approval of, in an advisory (non-binding) vote, the compensation paid to our Named Executive Officers; and
“FOR” the approval of the Amended and Restated 2017 Plan.
In their discretion, the proxy holders named in the enclosed proxy are authorized to vote on any other matters that may properly come before the Annual Meeting and at any continuation, postponement or adjournment thereof.
The Board of Directors knows of no other items of business that will be presented for consideration at the Annual Meeting other than those described in this Proxy Statement.
How can I revoke a proxy?
If you vote by proxy, you may revoke that proxy or change your vote at any time before it is voted at the Annual Meeting. Stockholders of record may revoke a proxy or change their vote prior to the Annual Meeting by sending to the Company’s Secretary, at the Company’s principal executive offices at 1912 Farmer Brothers Drive, Northlake, Texas 76262, a written notice of revocation or a duly executed proxy bearing a later date, by attending the virtual Annual Meeting and voting, or by submitting a proxy over the Internet or by telephone by following the instructions on the proxy card. Please note that attendance at the Annual Meeting will not, by itself, revoke a proxy.
If your shares are held in the name of a bank, broker or other nominee, you may change your vote by submitting a new voting instruction form to your bank, broker or other nominee. Please note that if your shares are held of record by a bank, broker or other nominee, and you decide to attend and vote at the virtual Annual Meeting, your vote at the virtual Annual Meeting will not be effective unless you present a legal proxy, issued in your name from the record holder (your bank, broker or other nominee). ESOP participants must contact the ESOP Trustee directly to revoke any prior voting instructions. 401(k) participants must contact the 401(k) Trustee directly to revoke any prior voting instructions.
When will the voting results be announced?
The final voting results will be reported in a Current Report on Form 8-K, which will be filed with the Securities and Exchange Commission (the “SEC”) within four business days after the Annual Meeting. If our final voting results are not available within four business days after the Annual Meeting, we will file a Current Report on Form 8-K reporting the preliminary voting results and subsequently file the final voting results in an amendment to the Current Report on Form 8-K within four business days after the final voting results are known to us.
\Are there interests of certain persons in matters to be acted upon?
No director or executive officer of the Company who has served at any time since the beginning of the 2020 fiscal year, and no nominee for election as a director of the Company, or any of their respective associates, has any substantial interest, direct or indirect, in any matter to be acted upon at the Annual Meeting other than Proposal No. 1-Election of Directors.
With regard to Proposal No. 4 to approve the Amended and Restated 2017 Plan, key employees and directors of the Company will be eligible to receive equity and equity-linked long-term incentive compensation awards and performance-based cash incentive awards under the plan, if it is approved. Accordingly, certain employees and directors of the Company have a substantial interest in the approval of the Amended and Restated 2017 Plan proposal.
Who will solicit proxies on behalf of the Board?
The Company has retained Morrow Sodali, a proxy solicitation firm, who may solicit proxies on the Board’s behalf. Proxies may also be solicited on behalf of the Board, without additional compensation, by the Company’s directors, certain executive officers and other employees of the Company.
The original solicitation of proxies by mail may be supplemented by telephone, telegram, facsimile, electronic mail, Internet and personal solicitation by our directors, director nominees and certain of our executive officers and other employees (who will receive no additional compensation for such solicitation activities), or by Morrow Sodali. You may also be solicited by advertisements in periodicals, press releases issued by us and postings on our corporate website or other websites. Unless expressly indicated otherwise, information contained on our corporate website is not part of this Proxy Statement. In addition, none of the information on the other websites listed in this Proxy Statement is part of this Proxy Statement. These website addresses are intended to be inactive textual references only.
Who is paying for the cost of this proxy solicitation?
The entire cost of soliciting proxies on behalf of the Board, including the costs of preparing, assembling, printing and mailing this Proxy Statement, the proxy card and any additional soliciting materials furnished to stockholders by, or on behalf of, the Company, will be borne by the Company. Copies of the Company’s solicitation material will be furnished to banks, brokerage houses, dealers, the ESOP Trustee, the 401(k) Trustee, voting trustees, their respective nominees and other agents holding shares in their names, which are beneficially owned by others, so that they may forward such solicitation material, together with our 2020 Annual Report, which includes our 2020 Form 10-K, to beneficial owners. In addition, if asked, the Company will reimburse these persons for their reasonable expenses in forwarding these materials to the beneficial owners.
Who can answer my questions?
Your vote at this year’s Annual Meeting is especially important, no matter how many or how few shares you own. Please sign and date the enclosed proxy card or voting instruction form and return it in the enclosed postage-paid envelope promptly or vote by Internet or telephone. If you have any questions or require assistance in submitting a proxy for your shares, please call Morrow Sodali, the firm assisting us in the solicitation of proxies:

470 West Avenue
Stamford, Connecticut 06902
Stockholders Call Toll Free: (800) 662-5200 (within the U.S.)
Banks and Brokers Call Collect: (203) 658-9400
FARM@morrowsodali.com

How can I obtain additional copies of these materials or copies of other documents?
Complete copies of this Proxy Statement and the 2020 Annual Report, which includes our 2020 Form 10-K, and directions to the Annual Meeting are also available at www.proxydocs.com/FARM. You may also contact Morrow Sodali for additional copies. You are encouraged to access and review all of the important information contained in the proxy materials before voting.

PROPOSAL NO. 1
ELECTION OF DIRECTORS
General

At the 2019 Annual Meeting of Stockholders, stockholders approved the proposal to amend and restate the Company's Certificate of Incorporation to provide for the phased-in declassification of the Board of Directors. Prior to that time, the Board of Directors was divided into three classes, each class consisting, as nearly as possible, of one-third of the total number of directors, with members of each class serving for a three-year term. Each year only one class of directors was subject to a stockholder vote. Class I consisted of three directors whose term of office will expire at the 2022 Annual Meeting, class II consisted of two directors whose term of office expires at the 2020 Annual Meeting of Stockholders, and Class III consisted of one director, whose term of office will expire at the 2021 Annual Meeting of Stockholders (such former Class I directors and Class III directors, the “Continuing Classified Directors”). Beginning at the 2020 Annual Meeting, any director elected to the Board shall be for a one-year term. Continuing Classified Directors will continue to serve for the duration of the term for which their class was originally elected.

The authorized number of directors is set forth in the Company’s Certificate of Incorporation and shall consist of not less than five nor more than nine members, the exact number of which shall be fixed from time to time by resolution of the Board. The authorized number of directors is currently six. If the number of directors is increased or decreased, each Continuing Classified Director then serving shall continue as a Continuing Classified Director until the expiration of his or her term or his or her death, resignation, retirement, disqualification or removal from office. In no event shall a decrease in the number of directors remove or shorten the term of any incumbent director. Any vacancy on the Board of Directors that results from an increase in the number of directors may be filled by a majority of the directors then in office, provided that a quorum is present, and any other vacancy occurring on the Board of Directors may be filled by a majority of the directors then in office, even if less than a quorum, or by the sole remaining director. Any director elected to fill a vacancy not resulting from an increase in the number of directors will have the same remaining term as that of his or her predecessor.
Based on the recommendation of the Nominating and Corporate Governance Committee, the Board has nominated Allison M. Boersma and Alfred Poe for election to the Board. If elected at the Annual Meeting, each would serve until the 2021 Annual Meeting of Stockholders and until his successor is elected and duly qualified, subject, however, to prior death, resignation, retirement, disqualification or removal from office.
As part of the Company’s ongoing consideration of the appropriate mix of skills and expertise on the Board as well as Board refreshment, the Nominating and Corporate Governance Committee established a Director Search Committee (the "Search Committee") to assist with identifying potential director nominees. The functions performed by the Search Committee included identifying qualified candidates, conducting interviews and monitoring background checks, and presenting qualified candidates to the Nominating and Corporate Governance Committee for consideration.
The Search Committee identified Alfred Poe as a possible director nominee and brought Mr. Poe to the Nominating and Corporate Governance Committee’s attention in August 2020. The Nominating and Corporate Governance Committee viewed Mr. Poe as an exceptional candidate. Mr. Poe is currently the Chief Executive Officer of AJA Restaurant Corp. and has served in various executive-level roles with companies such as Superior Nutrition Corporation, MenuDirect Corporation, Campbell Soup Company and Mars, Inc. The Nominating and Corporate Governance Committee was particularly impressed with Mr. Poe’s significant industry experience, as well as financial and strategic planning, corporate governance and public company executive compensation experience. In addition, if elected, Mr. Poe would be an independent director under the NASDAQ standards and qualified to serve on the Company’s standing committees. Mr. Poe has been nominated for election to the seat currently held by David W. Ritterbush whose term expires at the Annual Meeting and who is not standing for re-election.
Ms. Boersma currently serves as a director of the Company and Chair of the Audit Committee. Each of Ms. Boersma and Mr. Poe has agreed to be named in this Proxy Statement and to serve on our Board of Directors if elected. We have no reason to believe that either such nominee will be unable to serve on our Board of Directors if elected.
All of the present directors were elected to their current terms by the stockholders. There are no family relationships among any directors, nominees for director or executive officers of the Company. Except as disclosed below, none of the continuing directors or nominees is a director of any other publicly held company.

Vote Required
Each share of Common Stock is entitled to one vote for each of the two director seats to be filled at the Annual Meeting. Each share of Series A Preferred Stock is entitled to vote on an as-converted basis together with the Common Stock as a single class for each of the two director seats to be filled at the Annual Meeting. Each stockholder will be given the option of voting “FOR” or withholding authority to vote for each nominee. Cumulative voting is not permitted. It is the intention of the proxy holders named in the enclosed proxy to vote the proxies received by them “FOR” the election of the two director nominees named herein unless the proxies direct otherwise. If either of the director nominees should be unable to serve or for good cause will not serve, your proxy will be voted for such substitute nominee(s) as the holders of your proxy, acting in their discretion, may determine.
Directors are elected by a plurality of the votes of the shares of Common Stock and Series A Preferred Stock (on an as-converted basis voting together with the Common Stock as a single class) present in person (virtually) or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. This means that the two individuals nominated for election to the Board at the Annual Meeting who receive the largest number of properly cast “FOR” votes (among votes properly cast in person (virtually) or by proxy) will be elected as directors. In director elections, stockholders may either vote “FOR” or withhold voting authority with respect to director nominees. Shares voting “withhold” are counted for purposes of determining a quorum. However, if you withhold authority to vote with respect to the election of either or both of the two nominees, your shares will not be voted with respect to those nominees indicated. Therefore, “withhold” votes will not affect the outcome of the election of directors. Brokers do not have discretionary authority to vote on the election of directors. Broker non-votes and abstentions will have no effect on the election of directors.
Nominees for Election as Directors
Set forth below is biographical information for each of the Board’s nominees for election as a director at the Annual Meeting, including a summary of the specific experience, qualifications, attributes and skills which led our Board to conclude that the individual should serve on the Board at this time, in light of the Company’s business and structure.
Allison M. Boersma, age 55, has served on our Board since 2017 and is currently the Chief Financial Officer and Chief Operating Officer of BRG Sports Inc., a corporate holding company of leading brands that design, develop and market innovative sports equipment, protective products, apparel and related accessories. The company’s core football brand, Riddell, is the industry leader in football helmet technology and innovation. Ms. Boersma has served as the finance and operations leader for BRG Sports since April 2016, responsible for financial oversight, including planning, treasury and risk management; leadership of global sourcing, manufacturing and distribution; strategic planning and acquisitions; and manufacturing strategy. Ms. Boersma has also served as Chief Financial Officer and Chief Operating Officer of Riddell Inc., since May 2014, and Senior Vice President Finance and Chief Financial Officer of Riddell, from February 2009 to May 2014. Previously, Ms. Boersma was a finance executive with Kraft Foods, a multinational confectionery, food and beverage conglomerate, for over 17 years, with various positions of increasing responsibility, including serving as Senior Director Finance, Global Procurement, from May 2007 to February 2009, with leadership and oversight of commodity hedging and risk management, including for coffee; execution of global strategies to improve supplier performance; commodity tracking and derivative accounting. Other positions with Kraft included Controller, Grocery Sector; Controller, Meals Division; Director, Sales Finance, Kraft Food Services Division; and Senior Manager, Corporate Financial Business Analysis. Ms. Boersma began her career as a Senior Auditor with Coopers & Lybrand. Ms. Boersma received her undergraduate degree in Accountancy from the University of Illinois Champaign-Urbana, and her Masters of Management, Marketing and Finance, from JL Kellogg Graduate School of Management.
We believe Ms. Boersma’s qualifications to serve on our Board include her CFO and COO leadership, coffee industry knowledge and foodservice experience, supply chain and manufacturing experience, accounting and financial expertise, as well as her experience in IT, risk assessment, strategy formation and execution, mergers and acquisitions, and global sourcing.
Alfred Poe, age 71, is currently the Chief Executive Officer of AJA Restaurant Corp., serving as such since 1999. From 1997 to 2002, he was the Chief Executive Officer of Superior Nutrition Corporation, a provider of nutrition products. He was Chairman of the Board and Chief Executive Officer of MenuDirect Corporation from 1997 to 1999. Mr. Poe was a Corporate Vice President of Campbell Soup Company from 1991 through 1996. From 1993 through 1996, he was the President of the Campbell's Meal Enhancement Group. From 1982 to 1991, Mr. Poe held various positions, including Vice President, Brands Director and Commercial Director with Mars, Inc. Mr. Poe currently serves on the Board of Directors of B&G, Foods, Inc., a manufacturer and distributor of shelf-stable food and household products across the United States, Canada and Puerto Rico and a publicly traded company listed on the New York Stock Exchange, since 1997. Mr. Poe has previously served on the boards of directors of Centerplate, Inc. and State Street Bank.
We believe Mr. Poe’s qualifications to serve on our Board include his many years of experience as a chief executive officer and senior executive officer in the packaged foods and food service industries. He has also served on the boards of directors of other public companies. In addition to bringing industry experience, Mr. Poe brings key senior management, leadership, financial and strategic planning, corporate governance and public company executive compensation experience.
THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE “FOR”
EACH OF THE NOMINEES NAMED ABOVE.

Directors Continuing in Office
Set forth below is biographical information for each director continuing in office and a summary of the specific experience, qualifications, attributes and skills which led our Board to conclude that the individual should serve on the Board at this time, in light of the Company’s business and structure.

Name	Age	Director Since	Term Expiration	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Stacy Loretz-Congdon	61	2018	2021	X		X
Charles F. Marcy	70	2013	2022		Chair	X
D. Deverl Maserang	57	2019	2022
Christopher P. Mottern	76	2013	2022	X

Stacy Loretz-Congdon, age 61, retired at the end of 2016 after 26 years of service at Core-Mark Holding Company, Inc. ("Core-Mark"), one of the largest marketers of fresh and broad-line supply solutions to the convenience retail industry in North America, where she served in various capacities, including as Senior Vice President, Chief Financial Officer and Assistant Secretary from December 2006 to May 2016 and Executive Advisor from May 2016 through December 2016. From January 2003 to December 2006, Ms. Loretz-Congdon served as Core-Mark’s Vice President of Finance and Treasurer and from November 1999 to January 2003 served as Core-Mark’s Corporate Treasurer. Ms. Loretz-Congdon joined Core-Mark in 1990. Ms. Loretz-Congdon’s experience at Core-Mark included oversight of all finance functions, including all corporate finance disciplines, strategy execution, risk mitigation, investor relations, as well as involvement with benefits, executive compensation and technology initiatives. During her tenure as Senior Vice President and Chief Financial Officer, Ms. Loretz-Congdon served on the Information Technology Steering Committee and the Investment Committee at Core-Mark, as well as a board member of all Core-Mark subsidiaries. Core-Mark is a Fortune 500, publicly traded company listed on the NASDAQ Global Market. In 2015, Ms. Loretz-Congdon was named as one of the Top 50 female CFOs in the Fortune 500 by Business Insider and Woman of the Year by Convenience Store News. Ms. Loretz-Congdon is an NACD Board Leadership Fellow. Prior to joining Core-Mark, Ms. Loretz-Congdon was an auditor for Coopers & Lybrand. Ms. Loretz-Congdon received her Bachelor of Science degree in Accounting from California State University, San Francisco.
We believe Ms. Loretz-Congdon’s qualifications to serve on our Board include her leadership as a former public company CFO, including accounting and financial expertise and regulatory compliance, as well as her financial planning and analysis, capital markets, corporate finance, M&A, IT, distribution and foodservice logistics, risk assessment, strategy formation and execution, compensation, and corporate governance experience, including her qualifications for service on the Company’s Audit Committee and Nominating and Corporate Governance Committee.
Charles F. Marcy, age 70, is a food industry consultant. He served as Chief Executive Officer of Turtle Mountain, LLC, a privately held natural foods company, and the maker of the So Delicious brand of dairy free products from May 2013 until April 2015. Prior to this, he was a principal with Marcy & Partners, Inc., providing strategic planning and acquisition consulting to consumer products companies. Mr. Marcy served as President and Chief Executive Officer and a member of the Board of Directors of Healthy Food Holdings, a holding company for branded “better-for-you” foods and the maker of YoCrunch Yogurt and Van’s Frozen Waffles from 2005 through April 2010. Previously, Mr. Marcy served as President, Chief Executive Officer and a Director of Horizon Organic Holdings, then a publicly traded company listed on NASDAQ with a leading market position in the organic food business in the United States and the United Kingdom, from 1999 to 2005. Mr. Marcy also previously served as President and Chief Executive Officer and a member of the Board of Directors of the Sealright Corporation, a manufacturer of food and beverage packaging and packaging systems, from 1995 to 1998. From 1993 to 1995, Mr. Marcy was President of the Golden Grain Company, a subsidiary of Quaker Oats Company and maker of the Near East brand of all-natural grain-based food products. From 1991 to 1993, Mr. Marcy was President of National Dairy Products Corp., the dairy division of Kraft General Foods. From 1974 to 1991, Mr. Marcy held various senior marketing and strategic planning roles with Sara Lee Corporation and Kraft General Foods. Mr. Marcy currently serves as First Vice Chair on the Board of Trustees of Washington and Jefferson College and has served on the

Board of Directors of B&G, Foods, Inc. (“B&G”), a manufacturer and distributor of shelf-stable food and household products across the United States, Canada and Puerto Rico and a publicly traded company listed on the New York Stock Exchange, since 2010. Mr. Marcy served on the Strategy Committee and currently serves as a member of the Audit Committee, a member of the Compensation Committee and a member of the Risk Committee of the Board of Directors of B&G. Mr. Marcy received his undergraduate degree in Mathematics and Economics from Washington and Jefferson College, and his MBA from Harvard Business School. Mr. Marcy is an NACD Board Leadership Fellow and has demonstrated his commitment to boardroom excellence by completing NACD’s advanced corporate governance program for directors. Mr. Marcy has served on the Company's Board of Directors since 2014 and is currently a member of the Nominating and Corporate Governance Committee and Chair of the Compensation Committee.
We believe Mr. Marcy’s qualifications to serve on our Board include his leadership as a former CEO, extensive experience in the food industry, including foodservice, manufacturing, supply chain, marketing and regulatory experience, as well as his corporate governance and public company board and executive compensation experience.
D. Deverl Maserang II, age 57, is President and Chief Executive Officer of the Company, since September 2019. Prior to joining the Company, from 2017 to 2019, Mr. Maserang served as President and Chief Executive Officer of Earthbound Farm Organic, a global leader in organic food and farming. From 2016 to 2017, Mr. Maserang served as Managing Partner of TADD Holdings, a business advisory firm. From 2013 to 2016, Mr. Maserang was Executive Vice President Global Supply Chain for Starbucks Corporation, a global coffee roaster and retailer, where he was responsible for end-to-end supply chain operations globally spanning manufacturing, engineering, procurement, distribution, planning, transportation, inventory management and worldwide sourcing. Prior to that, he held leadership roles at Chiquita Brands International, Peak Management Group, FreedomPay, Installation Included, Pepsi Bottling Group and United Parcel Service. Mr. Maserang received his Bachelor of Science degree from Texas Tech University.
We believe Mr. Maserang’s qualifications to serve on our Board include his leadership as CEO, coffee industry, foodservice, manufacturing, engineering, procurement, distribution, planning, transportation, inventory management, worldwide sourcing, turnaround, and supply chain expertise.
Christopher P. Mottern, age 76, has served as Chairman of the Board of the Company, since January 2020. He acted as interim President and Chief Executive Officer of Farmer Bros. Co. from May through October 2019. Prior to joining Farmer Bros. Co. in his interim role, Mr. Mottern was an independent business consultant. He served as President and Chief Executive Officer of Peet’s Coffee & Tea, Inc., a specialty coffee and tea company, from 1997 to 2002 and a director of Peet’s Coffee & Tea, Inc., from 1997 through 2004. From 1992 to 1996, Mr. Mottern served as President of The Heublein Wines Group, a manufacturer and marketer of wines, now part of Diageo plc, a multinational alcoholic beverage company. From 1986 through 1991, he served as President and Chief Executive Officer of Capri Sun, Inc., one of the largest single-service juice drink manufacturers in the United States. He has served as a director, including lead director, and member of the finance committee, of a number of private companies. Mr. Mottern received his undergraduate degree in Accounting from the University of Connecticut.
We believe Mr. Mottern’s qualifications to serve on our Board include his leadership as a former CEO, coffee industry, foodservice, manufacturing, supply chain and consumer branding experience, risk oversight experience, and financial and accounting expertise.

PROPOSAL NO. 2
RATIFICATION OF SELECTION OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
General
The Audit Committee of the Board of Directors has selected Deloitte & Touche LLP (“Deloitte”) as the independent registered public accounting firm for the Company and its subsidiaries for the fiscal year ending June 30, 2021, and has further directed that management submit this selection for ratification by the stockholders at the Annual Meeting. Deloitte has served as the Company’s independent registered public accounting firm since fiscal 2014. A representative of Deloitte is expected to be present at the virtual Annual Meeting, will have the opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.
Stockholder ratification of the selection of Deloitte as the Company’s independent registered public accounting firm is not required by the By-Laws or otherwise. However, the Board is submitting the selection of Deloitte to stockholders for ratification because the Company believes it is a matter of good corporate governance practice. If the Company’s stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain Deloitte but still may retain them. Even if the selection is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in our best interest and that of our stockholders.
Vote Required
The affirmative vote of a majority of the shares of Common Stock and Series A Preferred Stock (on an as-converted basis voting together with the Common Stock as a single class) present in person (virtually) or represented by proxy at the Annual Meeting and entitled to vote thereat is required to ratify the selection of Deloitte. Abstentions will have the same effect as votes “against” the ratification. Because brokers have discretionary authority to vote on the ratification, we do not expect any broker non-votes in connection with the ratification.
THE BOARD RECOMMENDS A VOTE “FOR” RATIFICATION OF
THE SELECTION OF DELOITTE & TOUCHE LLP AS THE COMPANY’S
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
Security Ownership of Certain Beneficial Owners
The following table sets forth certain information regarding the beneficial ownership of the Company’s voting securities as of October 13, 2020, by all persons (including any “group” as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) known by the Company to be the beneficial owner of more than 5% of any class of the Company’s voting securities as of such date, based on 17,540,241 shares of Common Stock and 14,700 shares of Series A Preferred Stock, representing 425,887 shares of Common Stock on an as-converted basis, outstanding as of October 13, 2020. Each share of Series A Preferred Stock entitles the holder(s) thereof to vote on an as-converted basis together with the holders of Common Stock as a single class. As of October 13, 2020, 100% of the shares of Series A Preferred Stock were owned by Boyd Coffee Company. For purposes of this table we have treated the Series A Preferred Stock as converted into Common Stock.
The amounts and percentages of shares beneficially owned are reported on the basis of SEC regulations governing the determination of beneficial ownership of securities. Under SEC rules, a person is deemed to be a “beneficial” owner of a security if that person has or shares voting power or investment power, which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which that person has a right to acquire beneficial ownership within 60 days. Securities that can be so acquired are not deemed to be outstanding for purposes of computing any other person’s percentage. Under these rules, more than one person may be deemed to be a beneficial owner of securities as to which such person has no economic interest.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class(1)
Russell Investments Group, Ltd.(2)	2,639,756	15.0
Trigran Investments, Inc., Douglas Granat, Lawrence A. Oberman, Steven G. Simon, Bradley F. Simon, Steven R. Monieson(3)	2,237,553	12.5
Richard F. Farmer(4)	1,169,891	6.5
Farmer Bros. Co. Employee Stock Ownership Plan(5)	1,156,283	6.4
Dimensional Fund Advisors LP(6)	901,427	5.0

(1)
Percent of class is calculated based on total outstanding voting securities of 17,966,128, including 17,540,241 shares of Common Stock and 14,700 shares of Series A Preferred Stock, representing 425,887 shares of Common Stock on an as-converted basis, outstanding as of October 13, 2020, and may differ from the percent of class reported in statements of beneficial ownership filed with the SEC.

(2)
This information is based on a Schedule 13G/A filed with the SEC on October 10, 2019 (the “Russell Schedule 13G”) by Russell Investments Group, Ltd. ("Russell Investments"). The Russell Schedule 13G/A reports that Russell Investments has sole voting and shared dispositive power over 2,639,756 shares of Common Stock. As indicated in the Russell Schedule 13G, the address of Russell Investments is 1301 Second Avenue, Suite 1800, Seattle, Washington 98101.

(3)
This information is based on a Schedule 13G filed with the SEC on June 1, 2020 (the “Trigran Schedule 13G”) by Trigran Investments, Inc., Douglas Granat, Lawrence A. Oberman, Steven G. Simon, Bradley F. Simon and Steven R. Monieson (collectively, the “Trigran Filing Group”). The Trigran Schedule 13G reports that the Trigran Filing Group shares voting and dispositive power over 2,237,553 shares of Common Stock. Pursuant to the Trigran Schedule 13G, Douglas Granat, Lawrence A. Oberman, Steven G. Simon, Bradley F. Simon and Steven R. Monieson are the controlling shareholders and/or sole directors of Trigran Investments, Inc. and may be considered the beneficial owners of the shares of Common Stock beneficially owned by Trigran Investments, Inc. As indicated in the Trigran Schedule 13D, the address of the Trigran Filing Group is 630 Dundee Road, Suite 230, Northbrook, Illinois 60062.

(4)
This information is based on a Schedule 13D/A filed with the SEC on February 10, 2020 (the “Farmer Schedule 13D/A”). The Farmer Schedule 13D/A reported that Richard F. Farmer is the beneficial owner, with sole voting and dispositive power, of 1,169,891 shares of Common Stock through certain trusts. As stated in the Farmer Schedule 13D/A, the address for Richard F. Farmer is P.O. Box 50725, Eugene, Oregon 97405.

(5)
This information is based on the Company’s records and includes 1,156,283 shares of Common Stock that are held in the ESOP and allocated to a participant’s account (“allocated shares”) as of October 13, 2020. The ESOP Trustee votes allocated shares as directed by such participant or beneficiary of the ESOP. The present members of the Administrative Committee of the Farmer Bros. Co. Qualified Employee Retirement Plans (the “Management Administrative Committee”), which administers the ESOP, are Ronald J. Friedman, Jennifer H. Brown, Scott R. Lyon and Ronald Lynch. Each member of the Management Administrative Committee disclaims beneficial ownership of the securities held by the ESOP except for those, if any, that have been allocated to the member as a participant in the ESOP. The address of the ESOP is c/o Farmer Bros. Co., 1912 Farmer Brothers Drive, Northlake, Texas 76262.

(6)
This information is based on a Schedule 13G/A filed with the SEC on February 12, 2020 (the “Dimensional Schedule 13G/A”) by Dimensional Fund Advisors LP ("Dimensional Advisors"). The Dimensional Schedule 13G/A reports that Dimensional Advisors has sole voting power over 849,616 shares of Common Stock and sole dispositive power over 901,427 shares of Common Stock. Dimensional Advisors is an investment adviser registered under Section 203 of the Investment Advisors Act of 1940, and furnishes investment advice to four investment companies registered under the Investment Company Act of 1940, and serves as investment manager or sub-adviser to certain other commingled funds, group trusts and separate accounts (such investment companies, trusts and accounts, collectively referred to as the “Funds”). In certain cases, subsidiaries of Dimensional Advisors may act as an adviser or sub-adviser to certain Funds. In its role as investment advisor, sub-adviser and/or manager, Dimensional Advisors or its subsidiaries may possess voting and/or investment power over the securities of the Issuer that are owned by the Funds, and may be deemed to be the beneficial owner of the shares of the Issuer held by the Funds. However, all securities reported in the Dimensional Schedule 13G/A are owned by the Funds. Dimensional Advisors disclaims beneficial ownership of such securities. As indicated in the Dimensional Schedule 13G/A, the address of Dimensional Advisors is Building One, 6300 Bee Cave Road, Austin, Texas 78746.

Security Ownership of Directors and Executive Officers
The following table sets forth certain information regarding the beneficial ownership of the Company’s voting securities as of October 13, 2020, by each of our current directors and director nominees, each of our executive officers required to be listed pursuant to Item 402 of Regulation S-K, and all of our current directors and executive officers as a group, based on 17,540,241 shares of Common Stock and 14,700 shares of Series A Preferred Stock, representing 425,887 shares of Common Stock on an as-converted basis, outstanding as of October 13, 2020. Each share of Series A Preferred Stock entitles the holder(s) thereof to vote on an as-converted basis together with the holders of Common Stock as a single class. For purposes of this table we have treated the Series A Preferred Stock as converted into Common Stock.
The amounts and percentages of shares beneficially owned are reported on the basis of SEC regulations governing the determination of beneficial ownership of securities. Under SEC rules, a person is deemed to be a “beneficial” owner of a security if that person has or shares voting power or investment power, which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which that person has a right to acquire beneficial ownership within 60 days. Securities that can be so acquired are not deemed to be outstanding for purposes of computing any other person’s percentage. Under these rules, more than one person may be deemed to be a beneficial owner of securities as to which such person has no economic interest.
Except as otherwise indicated in these footnotes, each of the directors, director nominee and executive officers listed has, to our knowledge, sole voting and investment power with respect to the shares of Common Stock.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class(1)
Non-Employee Directors:
Allison M. Boersma (2)	16,149	*
Stacy Loretz-Congdon (3)	15,877	*
Charles F. Marcy (4)	28,519	*
Alfred Poe (director nominee)	—	*
Named Executive Officers:
D. Deverl Maserang II (5)	87,571	*
Christopher P. Mottern (6)	72,115	*
Scott R. Drake (7)	440	*
David Robson	—	*
Scott R. Lyon (8)	3,578	*
Ronald J. Friedman (9)	10,994	*
Ruben E. Inofuentes (10)	9,526	*
J. Michael Walsh (11)	15,854	*
All directors and executive officers as a group(12)(13 individuals)	261,223	1.4

*	Less than 1%

(1)
Percent of class is calculated based on total outstanding voting securities of 17,933,128, including 17,540,241 shares of Common Stock and 14,700 shares of Series A Preferred Stock, representing 425,887 shares of Common Stock on an as-converted basis, plus securities deemed outstanding pursuant to Rule 13d-3(d)(1) under the Exchange Act, as of October 13, 2020, and may differ from the percent of class reported in statements of beneficial ownership filed with the SEC.

(2)	Includes 11,537 unvested shares of restricted stock.

(3)	Includes 10,666 unvested shares of restricted stock.

(4)	Includes 11,330 unvested shares of restricted stock.

(5)
Includes 73,825 shares of Common Stock issuable upon exercise of options which will become exercisable within 60 days and 1,346 shares of Common Stock beneficially owned by Mr. Maserang through the Company's 401(k) plan, rounded to the nearest whole share.

(6)	Includes 25,002 unvested shares of restricted stock.

(7)	Consists of 440 shares of Common Stock beneficially owned by Mr. Drake through the Company's 401(k) plan, rounded to the nearest whole share.

(8)
Consists of 2,455 shares of Common Stock issuable upon exercise of options which will become exercisable within 60 days and 1,123 shares of Common Stock beneficially owned by Mr. Lyon through the Company's 401(k) plan, rounded to the nearest whole share.

(9)
Consists of 9,660 shares of Common Stock issuable upon exercise of options which will become exercisable within 60 days, 196 shares of Common Stock beneficially owned by Mr. Friedman through the ESOP, rounded to the nearest whole share and 1,138 shares of Common Stock beneficially owned by Mr. Friedman through the Company's 401(k) plan, rounded to the nearest whole share.

(10)
Consists of 8,986 shares of Common Stock issuable upon exercise of options which will become exercisable within 60 days and 540 shares of Common Stock beneficially owned by Mr. Inofuentes through the Company's 401(k) plan, rounded to the nearest whole share.

(11)
Consists of 13,772 shares of Common Stock issuable upon exercise of options which will become exercisable within 60 days, 550 shares of Common Stock beneficially owned by Mr. Walsh through the ESOP, rounded to the nearest whole share and 1,532 shares of Common Stock beneficially owned by Mr. Walsh through the Company's 401(k) plan, rounded to the nearest whole share.

(12)
Includes 108,698 shares of Common Stock issuable upon exercise of options which will become exercisable within 60 days, 746 shares of Common Stock beneficially owned through the ESOP, rounded to the nearest whole share and 6,119 shares of Common Stock beneficially owned through the Company's 401(k) plan, rounded to the nearest whole share.

CORPORATE GOVERNANCE

Director Independence
At least annually and in connection with any individuals being nominated to serve on the Board, the Board reviews the independence of each director or nominee and affirmatively determines whether each director or nominee qualifies as independent. The Board believes that stockholder interests are best served by having a number of objective, independent representatives on the Board. For this purpose, a director or nominee will be considered to be “independent” only if the Board affirmatively determines that the director or nominee has no relationship with respect to the Company that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.
In making its independence determinations, the Board reviewed transactions, relationships, behavior and arrangements between each director and nominee, or any member of his or her immediate family, and us or our subsidiaries based on information provided by the director or nominee, our records and publicly available information. The Board made the following independence determinations (the transactions, relationships and arrangements reviewed by the Board in making such determinations are set forth in the footnotes below):

Director	Status
Allison M. Boersma	Independent
Randy E. Clark (1)	Independent
Charles F. Marcy	Independent
D. Deverl Maserang	Not Independent(2)
Stacy Loretz-Congdon	Independent(3)
Christopher P. Mottern	Independent(4)
David W. Ritterbush (5)	Independent
Alfred Poe (6)	Independent
__________

(1)	Mr. Clark retired from the Board effective October 12, 2020.

(2)	Mr. Maserang is the Company’s President and Chief Executive Officer.

(3)
Core-Mark was a customer of the Company in fiscal 2020 and is expected to be a customer of the Company in fiscal 2021. Ms. Loretz-Congdon retired at the end of 2016 after 26 years of service at Core-Mark, including as Senior Vice President, Chief Financial Officer and Assistant Secretary from December 2006 to May 2016 and Executive Advisor from May 2016 to December 2016. Ms. Loretz-Congdon also serves as a Board Director and Treasurer of the Core-Mark Families Foundation, an independent non-profit foundation that provides scholarships to children of Core-Mark employees, since 2015. Ms. Loretz-Congdon owns less than 1% of the outstanding publicly traded stock of Core-Mark. The Board has determined that these relationships do not create a conflict of interest under the Company’s Code of Conduct and Ethics, do not require disclosure under Item 404(a) of Regulation S-K, and do not interfere with Ms. Loretz-Congdon’s exercise of independent judgment in carrying out the responsibilities of a director of the Company.

(4)
Mr. Mottern is currently Chairman of the Board. He served as interim President and Chief Executive Officer from May 5, 2019 through October 31, 2019 during which time he was determined to be not independent. After his interim role, the Board determined that Mr. Mottern was independent.

(5)	Mr. Ritterbush’s term expires at the Annual Meeting and he is not standing for re-election.

(6)	Mr. Poe is a nominee for election to the Board at the Annual Meeting.

Board Meetings and Attendance
The Board held nineteen meetings during fiscal 2020, including three regular meetings and sixteen special meetings. During fiscal 2020, each director attended at least 75% of the total number of meetings of the Board of Directors (held during the period for which he or she served as a director) and committees of the Board on which he or she served (during the periods that he or she served). The independent directors generally meet in executive session in connection with each regularly scheduled Board meeting. Under the Company’s Corporate Governance Guidelines, continuing directors are expected to attend the Company’s annual meeting of stockholders absent a valid reason. All directors who were then serving were present at the 2019 Annual Meeting of Stockholders held on December 10, 2019 (the “2019 Annual Meeting”).

Charters; Code of Conduct and Ethics; Corporate Governance Guidelines
The Board maintains charters for its committees, including the Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee. In addition, the Board has adopted a written Code of Conduct and Ethics for all employees, officers and directors. The Board maintains Corporate Governance Guidelines as a framework to promote the functioning of the Board and its committees and to set forth a common set of expectations as to how the Board should perform its functions. Current standing committee charters, the Code of Conduct and Ethics and the Corporate Governance Guidelines are available on the Company’s website at www.farmerbros.com. Information contained on the website is not incorporated by reference in, or considered part of, this Proxy Statement.

Board Committees
The Board of Directors has three standing committees: the Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee. Summary information about each of these committees is set forth below.
Additionally, from time to time, the Board has established ad hoc or other committees, on an interim basis, to assist the Board with its consideration of specific matters, and it expects to continue to do so as it may determine to be prudent and advisable in the future. In July 2020, the Board established the Director Search Committee.
Audit Committee
The Audit Committee is a standing committee of the Board established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Audit Committee’s principal purposes are to oversee, on behalf of the Board, the accounting and financial reporting processes of the Company and the audit of the Company’s financial statements. As described in its charter, available on the Company’s website under Corporate Governance - Committee Charters, the Audit Committee’s responsibilities include assisting the Board in overseeing: (i) the integrity of the Company’s financial statements; (ii) the independent auditor’s qualifications and independence; (iii) the performance of the Company’s independent auditor and internal audit function; (iv) the Company’s compliance with legal and regulatory requirements relating to accounting and financial reporting matters; (v) the Company’s system of disclosure controls and procedures, internal control over financial reporting that management has established, and compliance with ethical standards adopted by the Company; and (vi) the Company’s framework and guidelines with respect to risk assessment and risk management, including the Company’s cyber security risk. The Audit Committee is directly and solely responsible for the appointment, dismissal, compensation, retention and oversight of the work of any independent auditor engaged by the Company for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company. The independent auditor reports directly to the Audit Committee.
During fiscal 2020, the Audit Committee held seven meetings. Allison M. Boersma currently serves as Chair, and Stacy Loretz-Congdon and Christopher P. Mottern currently serve as members of the Audit Committee. All directors who currently serve on the Audit Committee meet the NASDAQ composition requirements, including the requirements regarding financial literacy and financial sophistication, and the Board has determined that all such directors are independent under the NASDAQ listing standards and the rules of the SEC regarding audit committee membership. The Board has determined that all current members of the Audit Committee are “audit committee financial experts” as defined in Item 407(d) of Regulation S-K under the Exchange Act. Hamideh Assadi served as a member of the Audit Committee until her resignation from the Board and Audit Committee in January 2020. Upon Ms. Assadi's resignation, Randy E. Clark joined the Audit Committee and served as a member of the Audit Committee from January 2020 through October 2020. Christopher P. Mottern who previously served as a member of the Audit Committee rejoined the Audit Committee upon Mr. Clark's resignation from the Board and Audit Committee in October 2020.

Compensation Committee
The Compensation Committee is a standing committee of the Board. As described in its charter, available on the Company’s website under Corporate Governance - Committee Charters, the Compensation Committee’s principal purposes are to discharge the Board’s responsibilities related to compensation of the Company’s executive officers and administer the Company’s incentive and equity compensation plans. The Compensation Committee’s objectives and philosophy with respect to the fiscal 2020 executive compensation program, and the actions taken by the Compensation Committee in fiscal 2020 with respect to the compensation of our Named Executive Officers, are described below under the heading “Compensation Discussion and Analysis.”
The Compensation Committee also is responsible for evaluating and making recommendations to the Board regarding director compensation. In addition, the Compensation Committee is responsible for conducting an annual risk evaluation of the Company’s compensation practices, policies and programs.
During fiscal 2020, the Compensation Committee held six meetings. Charles F. Marcy currently serves as Chair and Allison M. Boersma and David W. Ritterbush currently serve as members of the Compensation Committee. The Board has determined that all current Compensation Committee members are independent under the NASDAQ listing standards.
Compensation Committee Interlocks and Insider Participation
Ms. Boersma, Mr. Marcy, and Mr. Ritterbush were members of the Compensation Committee during fiscal 2020. None of the members of the Compensation Committee is or has been an executive officer of the Company, nor did any of them have any relationships requiring disclosure by the Company under Item 404 of Regulation S-K. None of the Company’s executive officers served as a director or a member of a compensation committee (or other committee serving an equivalent function) of any other entity, an executive officer of which served as a director of the Company or member of the Compensation Committee during fiscal 2020.
Nominating and Corporate Governance Committee
The Nominating and Corporate Governance Committee is a standing committee of the Board. As described in its charter, available on the Company’s website under Corporate Governance - Committee Charters, the Nominating and Corporate Governance Committee’s principal purposes are (i) monitoring the Company’s corporate governance structure; (ii) assisting the Board in fulfilling its oversight responsibilities with respect to the management of risks associated with corporate governance; (iii) ensuring that the Board is appropriately constituted in order to meet its fiduciary obligations, including by identifying individuals qualified to become Board members and members of Board committees, recommending to the Board director nominees for the next annual meeting of stockholders or for appointment to vacancies on the Board, and recommending to the Board membership on Board committees (including committee chairs); (iv) leading the Board in its annual review of the Board’s performance; (v) conducting the annual performance review of the Chief Executive Officer and communicating the results to the Board; and (vi) overseeing succession planning for senior management.
During fiscal 2020, the Nominating and Corporate Governance Committee met three times. David W. Ritterbush currently serves as Chair, and Stacy Loretz-Congdon and Charles F. Marcy currently serve as members of the Nominating and Corporate Governance Committee. The Board has determined that all current Nominating and Corporate Governance Committee members are independent under the NASDAQ listing standards. Mr. Ritterbush intends to serve as Chair of the Nominating and Corporate Governance Committee through the end of his term as a director at the Annual Meeting.
Executive Committee
The Board used to maintain an Executive Committee in order to assist the Board in effectively handling responsibilities between regular Board meetings. The Board determined, in July 2019, that the Committee is no longer necessary and it was disbanded.
Other Committees
In July 2020, the Board created an ad hoc Director Search Committee to assist the Board in identifying and evaluating potential candidates for future director positions. Stacy Loretz-Congdon is the sole member of the Director Search Committee.
Director Qualifications and Board Diversity
The Nominating and Corporate Governance Committee is responsible for recommending to the Board criteria for membership on the Board (including criteria for consideration of candidates recommended by the Company’s stockholders); identifying qualified individuals for Board membership; recommending to the Board nominees to stand for election at the annual meeting of stockholders, including consideration of recommendations from stockholders; recommending to the Board director nominees to fill vacancies on the Board as they arise; and recommending to the Board membership on Board committees (including committee chairs). The Corporate

Governance Guidelines maintained by the Board include guidelines for selecting nominees to serve on the Board and considering stockholder recommendations for nominees. The Board seeks to be composed of individuals who have the highest personal and professional integrity, who have demonstrated exceptional ability and judgment and who are effective, in connection with the other members of the Board, in providing the diversity of skills, expertise and perspectives appropriate for the business and operations of the Company and serving the long-term interests of the Company’s stockholders. All nominees should contribute substantially to the Board’s oversight responsibilities and reflect the needs of the Company’s business. The Nominating and Corporate Governance Committee believes that diversity has a place when choosing among candidates who otherwise meet the selection criteria, but the Company has not established a formal policy concerning diversity in Board composition.
In evaluating director candidates, the Nominating and Corporate Governance Committee and the Board may also consider the following criteria as well as any other factor that they deem to be relevant:
The candidate’s experience in corporate management, such as serving as an officer or former officer of a publicly held company;
The candidate’s experience as a board member of another publicly held company;
The candidate’s professional and academic experience relevant to the Company’s industry;
The strength of the candidate’s leadership skills;
The candidate’s senior level experience in food manufacturing and distribution, with an emphasis on direct-store-delivery experience and expertise;
The candidate’s experience in finance and accounting and/or executive compensation practices; and
Whether the candidate has the time required for preparation, participation and attendance at Board meetings and committee meetings, if applicable.
In addition, the Board will consider whether there are potential conflicts of interest with the candidate’s other personal and professional pursuits and relationships.
The Board monitors the mix of specific experience, qualifications, and skills of its directors in order to ensure that the Board, as a whole, has the necessary tools to perform its oversight function effectively in light of the Company’s business and structure.
The Nominating and Corporate Governance Committee evaluates each individual in the context of the Board as a whole, with the objective of recommending a group that can best perpetuate the success of the Company’s business and represent stockholder interests through the exercise of sound judgment, using its diversity of experience. Prior to nominating a sitting director for reelection, the Nominating and Corporate Governance Committee will consider, among other things, the director’s past attendance at, and participation in, meetings of the Board and its committees, the director’s formal and informal contributions to the Board and its committees, and the director’s adherence to the Corporate Governance Guidelines and other Board approved policies.

The Nominating and Corporate Governance Committee is responsible for evaluating and recommending to the Board any changes regarding the composition, size, structure, and practices of the Board and its committees. In connection with the annual nomination of directors, the Nominating and Corporate Governance Committee reviews with the Board the composition of the Board as a whole and recommends, if necessary, measures to be taken so that the Board reflects the appropriate balance of knowledge, experience, skills, background, and diversity advisable for the Board as a whole. The Nominating and Corporate Governance Committee periodically undertakes a skills and experience evaluation to assist the committee in planning director education programs and to identify desired skills and experience for future director nominees. The background of each continuing director and nominee is described above under “Proposal No. 1-Election of Directors.”
For purposes of identifying nominees for the Board of Directors, the Nominating and Corporate Governance Committee may rely on professional and personal contacts of the Board and senior management. If necessary, the Nominating and Corporate Governance Committee may explore alternative sources for identifying nominees, including engaging, as appropriate, one or more third-party search firms to assist in identifying qualified candidates. The process may also include interviews and additional background and reference checks for non-incumbent nominees, at the discretion of the Nominating and Corporate Governance Committee.
The Nominating and Corporate Governance Committee will consider recommendations for director nominees from Company stockholders. Biographical information and contact information for proposed nominees should be sent to Farmer Bros. Co., 1912 Farmer Brothers Drive, Northlake, Texas 76262, Attention: Secretary. The Nominating and Corporate Governance Committee will evaluate candidates proposed by stockholders in light of the criteria described above.

Board Leadership Structure
Under our By-Laws, the Board of Directors, in its discretion, may choose a Chairman of the Board of Directors. If there is a Chairman of the Board of Directors, such person may exercise such powers as provided in the By-Laws or assigned by the Board of Directors. Randy E. Clark served as Chairman of the Board of Directors from December 2015 until January 2020. Christopher P. Mottern was appointed as Chairman of the Board in January 2020. As described above under “Proposal No. 1-Election of Directors,” Mr. Mottern has served on our Board of Directors since 2013.

Notwithstanding the current separation of Chairman of the Board and Chief Executive Officer, our Chairman of the Board is generally responsible for soliciting and collecting agenda items from other members of the Board and the Chief Executive Officer, and the Chief Executive Officer is generally responsible for leading discussions during Board meetings. This structure allows for effective and efficient Board meetings and information flow on important matters affecting the Company. Other than Mr. Maserang, all members of the Board are independent and each of the Audit, Compensation, and Nominating and Corporate Governance Committees of the Board are composed solely of independent directors. Due principally to the limited size of the Board, the Board has not formally designated a lead independent director and believes that as a result thereof, non-employee director and executive sessions of the Board, which are attended solely by non-employee directors or independent directors, as applicable, result in an open and free flow of discussion of any and all matters that any director may believe relevant to the Company and/or its management.
Although the roles of Chairman and Chief Executive Officer are currently filled by different individuals, no single leadership model is right for all companies at all times, and the Company has no bylaw or policy in place that mandates this leadership structure. The Nominating and Corporate Governance Committee will evaluate and recommend to the Board any changes in the Board’s leadership structure.

Board’s Role in Risk Oversight
The Board of Directors recognizes that although management is responsible for identifying risk and risk controls related to business activities and developing programs and recommendations to determine the sufficiency of risk identification and the appropriate manner in which to control risk, the Board plays a critical role in the oversight of risk. The Board implements its risk oversight responsibilities by having management provide periodic briefing and informational sessions on the significant risks that the Company faces and how the Company is seeking to control risk if and when appropriate. In some cases, a Board committee is responsible for oversight of specific risk topics. For example, the Audit Committee has oversight responsibility of risks associated with financial accounting and audits, internal control over financial reporting, cyber security, and the Company’s major financial risk exposures, including commodity risk and risks relating to hedging programs. The Compensation Committee has oversight responsibility of risks relating to the Company’s compensation policies and practices. At each regular meeting, or more frequently as needed, the Board of Directors considers reports from the Audit Committee and Compensation Committee which provide detail on risk management issues and management’s response. The Board of Directors, as a whole, examines specific business risks in its periodic reviews of the individual business units, and also of the Company as a whole as part of its regular reviews, including as part of the strategic planning process and annual budget review and approval. Beyond formal meetings, the Board and its committees have regular access to senior executives, including the Company’s Chief Executive Officer and Chief Financial Officer. The Company believes that its leadership structure promotes effective Board oversight of risk management because the Board directly, and through its various committees, is regularly provided by management with the information necessary to appropriately monitor, evaluate and assess the Company’s overall risk management, and all directors are involved in the risk oversight function.
Compensation-Related Risk
As part of its risk oversight role, our Compensation Committee annually considers whether our compensation policies and practices for all employees, including our executive officers, create risks that are reasonably likely to have a material adverse effect on our Company. In fiscal 2020, the Compensation Committee noted several design features of our compensation programs that reduce the likelihood of excessive risk-taking, including, but not limited to, the following:

•	A good balance of fixed and at-risk compensation, as well as an appropriate balance of cash and equity-based compensation.

•	Management incentive programs are based on multiple metrics, including strategic, individual and operational measures.

•

•
The Compensation Committee is directly involved in setting short- and long-term incentive performance targets and payout intervals, assessing performance against targets, and reviewing/approving the performance goals for the CEO and other executives.

•
Executive annual short-term incentive awards are capped at 200% of the target opportunity and the performance-based restricted stock units in the long-term incentive plan are capped at 150% of target opportunity.

•
Long-term equity awards are generally made on an annual basis which creates overlapping vesting periods and ensures that management remains exposed to the risks of their decision-making through their unvested equity-based awards for the period during which the business risks are likely to materialize.

•
Long-term compensation for senior executives is comprised of stock options that vest ratably over three years and performance-based restricted stock units that are earned based on three-year performance goals. Company shares are inherently subject to the risks of the business, and the combination of options and performance-based restricted stock units ensure that management participates in these risks.

•
Performance-based restricted stock units are earned based on cumulative coffee pound sales and cumulative adjusted EBITDA performance goals over a full three-year performance period. Using a sales metric coupled with an earnings metric helps minimize the potential for increasing sales in an unprofitable or value-destructive manner.

•
The Company has significant share ownership requirements for executives and non-employee directors. Executive officers are required to hold share-based compensation awards until meeting their ownership requirements. Company shares held by management are inherently subject to the risks of the business.

•	Executive compensation is benchmarked annually relative to pay levels and practices at peer companies.

•
The Company has a clawback policy in place that allows for recovery of incentive compensation if there is a material restatement of financial results caused by the fraud or misconduct of an individual which resulted in an over payment of incentives.

•	The Company prohibits employees and directors from hedging or pledging its securities.

•
The Compensation Committee is composed solely of independent directors and retains an independent compensation consultant to provide a balanced perspective on compensation programs and practices. The Compensation Committee approves all pay decisions for executive officers.

Communication with the Board
The Company’s annual meeting of stockholders provides an opportunity each year for stockholders to ask questions of, or otherwise communicate directly with, members of the Board on appropriate matters. Stockholders may communicate in writing with any particular director, any committee of the Board or the directors as a group, by sending such written communication to the Secretary of the Company at the Company’s principal executive offices, 1912 Farmer Brothers Drive, Northlake, Texas 76262. The envelope must contain a clear notation indicating that the enclosed letter is a “Stockholder-Board Communication” or “Stockholder-Director Communication.” All such letters must identify the author as a stockholder of the Company and clearly state whether the intended recipient is a particular director, a committee of the Board, or the directors as a group.
Copies of written communications received at such address will be collected, organized and reviewed regularly by the Secretary and provided to the Board or the relevant director unless such communications are considered, in the reasonable judgment of the Secretary, to be inappropriate for submission to the intended recipient(s). Examples of stockholder communications that would be considered inappropriate for submission to the Board include, without limitation, customer complaints, solicitations, communications that do not relate directly or indirectly to the Company’s business, or communications that relate to improper or irrelevant topics.
The Secretary or her designee may analyze and prepare a response to the information contained in communications received and may deliver a copy of the communication to other Company employees or agents who are responsible for analyzing or responding to complaints or requests. Communications concerning possible director nominees submitted by any of the Company’s stockholders will be forwarded to the members of the Nominating and Corporate Governance Committee.

EXECUTIVE OFFICERS

The following table sets forth the executive officers of the Company as of the date hereof. At each annual meeting of the Board, the Board formally re-appoints the executive officers, and all executive officers serve at the pleasure of the Board. No executive officer has any family relationship with any director or nominee, or any other executive officer.

Name(1)	Age	Title	Executive Officer Since
D. Deverl Maserang II	57	President and Chief Executive Officer	2019
Scott R. Drake	51	Chief Financial Officer	2020
Ronald J. Friedman	50	Chief Human Resources Officer	2019
Ruben E. Inofuentes	53	Chief Supply Chain Officer	2019
Maurice S.J. Moragne	56	Chief Sales Officer	2020
J. Michael Walsh	54	Senior Vice President and General Manager - DSD	2019
D. Deverl Maserang II joined the Company as President and Chief Executive Officer in September 2019. Prior to joining the Company, from 2017 to 2019, Mr. Maserang served as President and Chief Executive Officer of Earthbound Farm Organic, a global leader in organic food and farming. From 2016 to 2017, Mr. Maserang served as Managing Partner of TADD Holdings, a business advisory firm. From 2013 to 2016, Mr. Maserang was Executive Vice President Global Supply Chain for Starbucks Corporation, a global coffee roaster and retailer, where he was responsible for end-to-end supply chain operations globally spanning manufacturing, engineering, procurement, distribution, planning, transportation, inventory management and worldwide sourcing. Prior to that, he held leadership roles at Chiquita Brands International, Peak Management Group, FreedomPay, Installation Included, Pepsi Bottling Group and United Parcel Service. Mr. Maserang received his Bachelor of Science degree from Texas Tech University.
Scott R. Drake joined the Company as Chief Financial Officer in March 2020. As Chief Financial Officer, Mr. Drake’s current responsibilities include overseeing the Finance and Accounting functions. Prior to joining the Company, Mr. Drake served as Senior Vice President of Finance and Treasurer of GameStop Corp., an omnichannel video game retailer, from July 2015 to March 2020, where he was responsible for financial planning and analysis, treasury, risk management and events/travel functions. From 2001 through 2015, Mr. Drake held various senior management positions with 7-Eleven, Inc., an international convenience store chain, most recently as their Vice President of Finance, Strategy and Communications. Prior to 2001, he held finance and accounting positions with Arthur Andersen, La Madeleine French Bakery and Café, Coca-Cola Enterprises and Coopers & Lybrand. Mr. Drake received a B.B.A. in Finance and Accounting and an M.B.A. in Corporate Finance from Texas A&M University. He is a Certified Public Accountant.
Ronald J. Friedman was promoted to Chief Human Resources Officer in January 2019 after having served as Senior Vice President, Human Resources from June 2018 to December 2018. As Chief Human Resources Officer, Mr. Friedman is responsible for all aspects of Human Resources including HR Management, HRIS, Payroll, Total Rewards, Labor Relations, Employee Relations, Performance Management, Learning and Development, Strategic Business and Workforce Planning. Prior to joining the Company, Mr. Friedman was Senior Vice President, Human Resources for Saputo Dairy Foods, USA, a beverage company, from January 2013 to June 2018, where he lead all aspects of HR for an operating division comprised of over 2,000 employees and 11 manufacturing facilities. Prior to that, Mr. Friedman held Human Resources leadership positions for Dean Foods, SABMiller/ MillerCoors and Coca-Cola Enterprises. Mr. Friedman received his Bachelors degree in Communications from the University of Pittsburgh.
Ruben E. Inofuentes joined the Company as Chief Supply Chain Officer in November 2019. As Chief Supply Officer, Mr. Inofuentes' current responsibilities include overseeing the operations, manufacturing, logistics, procurement, coffee brewing equipment, research and development, green coffee buying, sustainability, supply and demand planning and quality functions. Prior to joining the Company, Mr. Inofuentes served as the Chief Operations Officer of JR286, Inc. (“JR286”), a sports equipment and accessories company from 2005 to 2019, where he was responsible for developing platforms to enable aggressive growth plans and market strategies. Prior to joining JR286, from 2003 to 2005, Mr. Inofuentes was the Vice President of Supply Chain Services for Advocare International, LP, a dietary supplement company. He was responsible for procurement, inventory planning, manufacturing, transportation, logistics, and information technology. Mr. Inofuentes received his undergraduate degree in Industrial Engineering from Iowa State University.
Maurice S. J. Moragne joined the Company as Chief Sales Officer in June 2020. As Chief Sales Officer, Mr. Moragne's current responsibilities include oversight of the company's sales and marketing organizations. Prior to joining the Company, Mr. Moragne served as Chief Executive Office, Chief Sales Officer and Co-Founder of International Agriculture Group LLC, an ingredient technology company, from August 2015 to June 2020, where he was responsible for managing investor financing, as well as assembling sales, marketing and technical teams. From July 2011 to July 2015, Mr. Moragne served as General Manager of the Chiquita Fruit Solutions business division of Chiquita Brands International, Inc., an agriculture production company, where he directed the daily operations, including oversight of Accounting, Finance, IT, Sales, Logistics, Quality, Operations, R&D, Marketing, Innovation, and Customer Service operations. Prior to 2011, he held various management positions with Naturipe Foods, LLC, Chiquita Brands International, Inc., L'Oreal and British American Tobacco. Mr. Moragne received a B.A. in Political Science and Government from Edinboro University of Pennsylvania.
J. Michael Walsh was promoted to Senior Vice President and General Manager in January 2019 after serving as Vice President and General Manager (Sales) - DSD from February 2017 to January 2019. As Senior Vice President and General Manager, Mr. Walsh's current responsibilities include leading the Commercial Operations team for the company.   He brings over 25 years of experience with leading CPG and DSD companies. Prior to joining the Company, from July 2012 to October 2015, Mr. Walsh was an executive with Aramark, a food and beverage supply services company, most recently as President of its Refreshment Services division, which focused on office coffee sales and service across North America. Prior to Aramark, Mr. Walsh held progressive sales leadership and general management roles at Dean Foods, Pepsi Bottling Group and Nestle Food Company. Mr. Walsh received his Bachelor of Arts degree in Economics from the University of Washington and a Masters in Business Administration with an emphasis in Marketing from Seattle University.

COMPENSATION DISCUSSION AND ANALYSIS
This Compensation Discussion and Analysis describes our executive compensation philosophy, objectives, and programs, the decisions made under those programs and factors considered by our Compensation Committee in fiscal 2020 with respect to the compensation of our Named Executive Officers.
Fiscal 2020 Named Executive Officers

Name	Title (as of June 30, 2020)
D. Deverl Maserang II	President and Chief Executive Officer
Christopher P. Mottern	Former Interim President and Chief Executive Officer
Scott R. Drake	Chief Financial Officer
Scott R. Lyon	Former Interim Principal Financial and Accounting Officer
David G. Robson	Former Chief Financial Officer
Ronald J. Friedman	Chief Human Resources Officer
Ruben E. Inofuentes	Chief Supply Chain Officer
J. Michael Walsh	Senior Vice President and General Manager-DSD
Executive Summary
Our executive compensation programs are designed to:

•	attract, retain, and motivate talented executives with competitive pay and incentives;

•	reward positive results for the Company and our stockholders;

•
motivate executive officers to achieve our short-term and long-term goals by providing “at risk” compensation, the value of which is ultimately based on our future performance, without creating undue risk-taking behavior nor unduly emphasizing short-term performance over long-term value creation; and

•
maintain total compensation and relative amounts of base salary, annual, and long-term incentive compensation competitive with those amounts paid by peer companies to remain competitive in the market for talent.

We believe that this design appropriately focuses our executive officers on the creation of long-term value without creating undue risk-taking behavior.
As shown in the following chart, our 3-year cumulative total stockholder return ("TSR") has not kept pace with the general market or with our peer group. As a result, several of our former Named Executive Officers have left the organization. We believe that the lack of payouts under our incentive plans has reflected the poor performance we have achieved.

3-Year Cumulative TSR as of June 30, 2020

*	The Russell 2000 index median TSR is based on the 2019 constituent companies.

Compensation Policies and Practices—Good Governance
Consistent with our commitment to strong corporate governance, in fiscal 2020, our Board followed the compensation policies and practices described below to drive performance and serve our stockholders’ long-term interests:

What We Do

Our Compensation Committee is composed solely of independent directors, and regularly meets in executive session without members of management present.

Our Compensation Committee retains an independent compensation consultant to provide it with advice on matters related to executive compensation.

Our Compensation Committee periodically reviews and assesses the potential risks of our compensation policies and practices.

The structure of our executive compensation program includes a mix of cash and equity-based compensation, with an emphasis on performance-based compensation.

The competitiveness of our executive compensation program is assessed by comparison to the compensation programs of peer group companies that are similar to us in terms of industry, annual revenue, and/or other business characteristics.

Our claw-back policy requires the Board to recoup certain incentive compensation in the event of a material restatement of the Company’s financial results due to fraud or misconduct.

We maintain meaningful stock ownership guidelines for directors and executive officers that promote a long-term stockholder perspective.

What We Do Not Do

We do not provide for excise tax gross-ups in connection with severance or other payments or benefits arising in connection with a change in control.

We do not provide for “single trigger” change in control payments or benefits.

We do not provide guaranteed base salary increases or guaranteed bonuses.

We do not provide supplemental pension benefits to our Named Executive Officers.

We do not provide excessive perquisites.

We do not permit (absent stockholder approval in the case of repricing/exchanging), and have not engaged in, the practice of backdating or re-pricing/exchanging stock options.

We do not allow directors or executive officers to hedge or short sell Company stock.

We do not allow directors or executive officers to pledge shares as collateral for a loan or in a margin account.

Stockholder Advisory Vote on Executive Compensation and Key Compensation Program Enhancements

In December 2019, we held a stockholder advisory vote to approve the compensation of our Named Executive Officers (the “say-on-pay proposal”). Our stockholders approved the compensation of our Named Executive Officers, with approximately 86% of the shares present or represented by proxy at the 2019 Annual Meeting and entitled to vote thereat, voting in favor of the say-on-pay proposal, compared to an approval rate of approximately 87% in fiscal 2018 and 78% in fiscal 2017.

The Compensation Committee reviews the results of the annual vote on the say-on-pay proposal, and determines whether to make any adjustments to the Company’s executive compensation policies and practices. In light of the fact that the Company’s executive compensation programs and practices in fiscal 2018 and fiscal 2019 were viewed by stockholders as effective in aligning the Company with stockholders in its executive compensation practices, the Compensation Committee did not make any substantial changes to our policies and practices for fiscal 2020. The Compensation Committee will continue to consider the outcome of our say-on-pay votes when making future compensation decisions for the Named Executive Officers.
Oversight of the Executive Compensation Program
Compensation Committee
Under its charter, the Compensation Committee has the duty, among other things, to assess the overall executive compensation structure of the Company, including the compensation for our President and Chief Executive Officer and each of our other executive officers. In exercising this authority, the Compensation Committee determines the forms and amount of executive compensation appropriate to achieve the Compensation Committee’s strategic objectives, including base salary, bonus, incentive or performance-based compensation, equity awards and other benefits.

Compensation Consultant
The Compensation Committee has the authority to retain the services of outside consultants to assist it in performing its responsibilities. In fiscal 2020, the Compensation Committee engaged Meridian Compensation Partners, LLC, an independent compensation consultant ("Meridian") to provide advisory and consulting services relating to the Company’s executive officer and director compensation programs, consultation regarding short-term and long-term incentive plan design, consultation regarding CEO pay ratio disclosure, and consultation regarding corporate governance practices and general Compensation Committee matters and processes. In fiscal 2020, the Compensation Committee also engaged Meridian to help determine the compensation of our President and Chief Executive Officer, Chief Supply Chain Officer, Chief Financial Officer and Chief Sales Officer.
Meridian provided no other services to the Company or its affiliates during fiscal 2020 other than as described above. The Compensation Committee has determined that Meridian is “independent” according to the criteria required by the SEC in Rule 10C-1 of the Exchange Act.
Management’s Role in Establishing Compensation
The compensation of the Named Executive Officers is determined by the Compensation Committee, taking into account the input and recommendations of our President and Chief Executive Officer regarding compensation for those executive officers, and taking into account the input of the Nominating and Corporate Governance Committee regarding performance of our President and Chief Executive Officer. The Compensation Committee has sole authority for all final compensation determinations regarding our President and Chief Executive Officer. In fiscal 2020, our President and Chief Executive Officer, Chief Human Resources Officer and General Counsel routinely attended the meetings of the Compensation Committee to provide input, as requested by the Compensation Committee and, in the case of the General Counsel, to act as secretary for the meeting; however, no executive officer has any role in approving his or her own compensation, and neither our President and Chief Executive Officer nor any other executive officer is present during the portion of the meeting at which the Compensation Committee considers the executive officer’s own compensation. The Compensation Committee regularly meets in executive session, without members of the management team present, when discussing and approving executive compensation.
Benchmarking and Peer Group Companies
The Compensation Committee compares the pay levels and programs for the Company’s executive officers to compensation information from a relevant peer group as well as information from published survey sources. The Compensation Committee uses this comparative data as a reference point in its review and determination of executive compensation but also considers competitive compensation practices and other relevant factors based on the members’ collective experience in setting pay. Accordingly, the Compensation Committee does not generally establish compensation at specific benchmark percentiles.

When setting compensation, the Compensation Committee considers other factors in addition to market data, including:

•	individual performance;

•	impact on long-term stockholder value creation;

•	impact on development and execution of Company strategy;

•	experience and tenure in role;

•	retention;

•	internal alignment; and

•	scope of responsibility.
The Compensation Committee, with the assistance of Meridian, developed and approved the following peer group for purposes of benchmarking the compensation levels of our Named Executive Officers relative to our peers and informing fiscal 2020 pay levels for our Named Executive Officers:

B&G Foods, Inc.	John B. Sanfilippo & Son, Inc.
The Boston Beer Company, Inc.	Lancaster Colony Corporation
Calavo Growers, Inc.	Medifast, Inc.
Cal-Maine Foods, Inc.	MGP Ingredients Inc.
Craft Brew Alliance	Primo Water Corporation
The Chef’s Warehouse Inc.	Seneca Foods Corp.
Hostess Brands, Inc.	The Simply Good Foods Company
J & J Snack Foods Corp.	SunOpta Inc.
The Compensation Committee evaluates our peer group annually and makes adjustments to this peer group when appropriate to reflect changes in relative size or operations of the Company or its peers, or to address changes resulting from mergers, acquisitions or other structural changes. The Compensation Committee found this peer group to be appropriate because it represented a meaningful sample of comparable companies in terms of, as applicable, industry, annual revenue, and other business characteristics. In 2020, for fiscal 2021 compensation, the Compensation Committee has decided to remove Craft Brew Alliance from the peer group due to its pending acquisition, and to add Beyond Meat, Inc., Bridgford Foods Corporation and New Age Beverage Corporation.
Fiscal 2020 Named Executive Officer Compensation Mix

In fiscal 2020, the Compensation Committee’s compensation decisions with respect to our Named Executive Officers once again reflected strong alignment between pay and performance. We believe that our fiscal 2020 compensation programs were therefore also strongly aligned with the long-term interests of our stockholders.

The following charts illustrate, with respect to our President and Chief Executive Officer and our other Named Executive Officers as a group, the unreduced base salary, target short-term cash incentive compensation, and target long-term equity incentive compensation as a percentage of target total direct compensation for fiscal 2020. Mr. Robson is excluded from this chart since he is no longer with the company and Mr. Lyon is excluded because his role as the Principal Financial and Accounting Officer was temporary. As shown below, a significant portion of Named Executive Officer target direct compensation is “at risk” variable compensation rather than fixed compensation, reflecting our philosophy of aligning Named Executive Officer compensation with performance generally and stockholder value creation specifically.

CEO

Base Salary
23%
Target Annual
Incentive
23%
Long-Term
Incentives
53%

Other

Long-Term
Incentives
27%
Base Salary
45%
Target Annual
Incentive
28%

Key Elements of Fiscal 2020 Executive Compensation Program

Below are the key elements of the Company’s fiscal 2020 executive compensation program applicable to our Named Executive Officers.

What We Pay	Why and How We Pay It
Base Salary
• Base salary comprises fixed cash compensation that is designed to provide a reasonable level of fixed income based on role, individual performance, scope of responsibility, leadership skills and experience.
• Base salaries are reviewed annually and adjusted when appropriate (increases are neither fixed nor guaranteed).
• Competitive base salaries are a key component of attracting and retaining executive talent.

Short-Term Cash Incentives
• Annual cash incentives constitute variable “at risk” compensation, payable in cash based on Company-wide and individual performance. These awards are designed to reward achievement of annual financial objectives as well as near-term strategic objectives that create momentum that is expected to foster the long-term success of the Company’s business.
• Company-wide metrics and targets are derived from, and intended to promote, our near-term business strategy.
• Individual targets are consistent with our focus on both quantitative and qualitative priorities and thereby reward both attainment of objective metrics and individual contributions.

Long-Term Incentives
• Stock options subject to time-based vesting conditions are designed to create direct alignment with stockholder objectives and retain critical talent over extended timeframes.
• Stock options and Performance-based Restricted Stock Units ("PBRSUs") subject to both performance- and time-based vesting conditions are designed to create direct alignment with stockholder objectives, provide a focus on long-term value creation, retain critical talent over extended timeframes and enable key employees to share in value creation.
• Performance-based award metrics and targets align with long-term business strategy as well as stock price appreciation.

Severance Benefits
• Severance benefits provide income and health insurance protection to our Named Executive Officers in connection with certain involuntary terminations of employment. These severance benefits are designed to enable the Named Executive Officers to focus on the best interests of the Company and its stockholders, including in circumstances that may jeopardize the individual’s job security.
• Enhanced severance benefits are available if the termination of employment occurs in connection with a change in control to ensure continued focus on the best alternatives for the Company and its stockholders, free from distractions caused by personal uncertainties associated with the heightened risk to job security that arises for senior executives in the transactional context.
• Severance benefits are also key to attracting and retaining key talent.

Retirement and Welfare Benefits
• A standard complement of retirement, health, welfare and insurance benefits, offered to our Named Executive Officers on terms generally similar to those available to other employees, provides important protections and stability for our Named Executive Officers and their families that help enable our Named Executive Officers to remain focused on their work responsibilities.
• These are generally low-cost benefits with a higher perceived value that are intended to help keep our overall compensation package competitive.

Perquisites
• We provide limited perquisites such as an automobile allowance or use of a Company car and fuel card, as well as relocation assistance, each intended to facilitate the operation of the Company’s business and to assist the Company in recruiting and retaining key executives.
• These are also low-cost benefits with a higher perceived value that are intended to help keep our overall compensation package competitive.

Base Salary

Consistent with the established executive compensation philosophy and objectives described above, and informed by the peer comparisons provided by Meridian, the Compensation Committee approved fiscal 2020 annual base salaries for the Named Executive Officers as shown in the table below. In March 2020, in response to the potential effect of the COVID-19 pandemic on revenue, the Company's Board approved the implementation of a temporary 15-percent salary reduction for all of the Company's Named Executive Officers, effective April 1, 2020. On August 31, 2020, the Compensation Committee approved the reinstatement of five-percent of the pre-reduction salary. The reinstatement of the remainder of the salary reduction will be reviewed periodically.

Name	Original Fiscal 2020 Annual Base Salary(1)	Fiscal 2020 Reduced Annual Base Salary(2)	Fiscal 2019 Annual Base Salary	Annual Base Salary Percentage Change (3)
Named Executive Officers:
D. Deverl Maserang II	$660,000	$561,000	—	N/A
Christopher P. Mottern (4)	$400,000	$0	—	N/A
Scott R. Drake	$375,000	$318,750	—	N/A
Scott R. Lyon (5)	$225,000	$191,250	$185,000	21.6%
David G. Robson	—	—	$359,570	N/A
Ronald J. Friedman	$324,450	$275,782	$315,000	3%
Ruben E. Inofuentes	$340,000	$289,000	—	N/A
J. Michael Walsh (6)	$315,000	$267,750	$280,000	12.5%

_________

(1)
Annual base salary as of the end of the applicable fiscal year. The Fiscal 2020 Annual Base Salary numbers reflect any increase in Fiscal 2020 base salaries approved by the Compensation Committee and were effective September 1, 2019.

(2)	The Fiscal 2020 Reduced Annual Salary reflects the temporary 15% reduction in base salary taken by the Named Executive Officers effective April 1, 2020.

(3)	The base salary percentage change was calculated using the fiscal 2020 annual base salary and the fiscal 2019 annual base salary, disregarding the fiscal 2020 temporary salary reduction.

(4)
In connection with his agreement to serve as the Interim CEO, the Compensation Committee entered into an agreement with Mr. Mottern which included a monthly base salary of $33,333 (or $400,000 annualized). Mr. Mottern’s base salary was paid in the form of monthly restricted stock unit grants with a grant date value equal to his monthly salary with such grants being made on the last business day of each month and pro-rated any partial months.

(5)	Mr. Lyon's salary increase was associated with his promotion to Vice President, Controller and Treasurer and his interim role as Principal Financial and Accounting Officer.

(6)	Mr. Walsh's salary increase was associated with the expansion of his role due to changes in the Company's senior leadership.
Short-Term Cash Incentives for Fiscal 2020

Fiscal 2020 awards were designed to place a significant portion of each Named Executive Officer’s annual cash compensation “at risk” and were designed to align the near-term focus of our Named Executive Officers with our business goals for the relevant period. The performance objectives for the Short-Term Cash Incentive Program are a combination of Company-Wide and individual performance goals.
Company-Wide Performance Goals
(weighted 75% of the Short-Term Cash Incentive Program at target)
For the fiscal 2020 Short-Term Cash Incentive Program, the Compensation Committee used adjusted EBITDA and free cash flow as the relevant performance metrics and set goals relating to such metrics (described below) which, if achieved, the Compensation Committee believed would reflect a meaningful improvement in Company profitability and value accretion to our stockholders.

For this purpose:

•
“adjusted EBITDA” was defined as net (loss) income excluding the impact of: (i) income taxes; (ii) interest expense; (iii) income from short-term investments; (iv) depreciation and amortization expense; (v) ESOP and share-based compensation expense; (vi) non-cash impairment losses; (vii) non-cash pension withdrawal expense; (viii) other similar non-cash expenses; (ix) restructuring and other transition expenses; (x) non-recurring stockholder-related expenses; (xi) acquisition costs (and related revenues only during the same fiscal year); (xii) capital issuance expenses; (xiii) out of period external legal expenses; (xiv) business segment disposition expenses (and exclusion of related gain on sales); (xv)

net gain or loss on sale of assets other than M&A or business segment disposition; and (xvi) non-recurring and/or extraordinary expenses; and

•	“free cash flow” was defined as adjusted EBITDA less maintenance capital expenditures;

In fiscal 2020, our Named Executive Officers were eligible to earn annual cash incentive awards under the Short-Term Cash Incentive Program ranging from 50% of the applicable Named Executive Officer’s target annual bonus for threshold performance (for performance of 80% of target performance) and increasing to 200% of the applicable Named Executive Officer’s target annual bonus for maximum performance achievement (defined as performance at 120% of target performance), with payouts for performance between threshold and target, and between target and maximum determined by linear interpolation. Each metric was evaluated separately and performance below threshold for either the adjusted EBITDA or free cash flow component would result in not payout for that component.
As a result of our failure to achieve threshold level of adjusted EBITDA and free cash flow, as determined by the Compensation Committee, our Named Executive Officers did not receive any cash payout under the Short-Term Cash Incentive Program in fiscal 2020 with respect to Company-wide performance goals.
The following table shows such achievement compared to Company-wide performance goals for fiscal 2020.

Metric	Weighting	Threshold Goal (80% of Target Performance)	Target Goal	Maximum Goal (120% of Target Performance)	Actual Achievement	Actual Achievement Compared to Target Performance	Earned Payout for Fiscal 2019 Company-wide Performance
Adjusted EBITDA	75%	$22,389,600	$27,987,000	$33,584,400	$11,531,000	41.2%	$0
Free Cash Flow	25%	$8,714,400	$10,893,000	$13,071,600	$ (314,000)	(2.9)%	$0

Individual Performance Goals
(weighed 25% of the Short-Term Cash Incentive Program at target)
As a component of the Short-Term Cash Incentive Plan, individual performance is used by the Compensation Committee to reward individual goals achieved. For fiscal year 2020, the individual performance component consisted of certain strategic initiatives in each Named Executive Officer's area of responsibility. These goals are rigorous, but attainable, thereby incentivizing performance. Payout for this component relied on the company achieving the minimum payout threshold on at least one of the two company financial metrics (adjusted EBITDA or free cash flow). Since the minimum threshold on each of these metrics was not attained, there was no payout on the strategic initiatives component.
The Compensation Committee used the following process to establish individual performance goals and assessed individual performance at the end of the performance year:

–	Each Named Executive Officer's objectives were discussed with the Chief Executive Officer based on the strategy and priorities established for their respective function.

–	Mr. Maserang presented a summary document to the Compensation Committee for review and alignment

–	Each Named Executive Officer's objectives, as set forth below, were finalized and metrics for each were established.

D. Deverl Maserang II
FY2020 Performance Results	• Improve capital structure • Evaluate and hire key leaders • Develop purpose, vision, mission and values • Develop strategic growth plan • Design and execute long-term supply chain strategy

Scott R. Drake
FY2020 Performance Results	• Mr. Drake joined the Company in March 2020, as a result he did not have established goals

Scott R. Lyon
FY2020 Performance Results	• Restructure Finance organization • Improve capital structure • Improve financial flexibility

Ronald J. Friedman
FY2020 Performance Results	• Execute successful labor strategy and negotiations • Improve team member experience • Reduce recruitment costs • Launch new human resource systems on-time and on-budget

Ruben E. Inofuentes
FY2020 Performance Results	• Process mapping • Establish new key performance indicators • Build organization to improve quality, service and costs

J. Michael Walsh
FY2020 Performance Results	• Implement monthly sales training • Improve customer retention • Achieve incremental sales target • Improve profitability • Reduce idle equipment

Long-Term Incentive Compensation
Awards
The fiscal 2020 long-term incentives were designed to be competitive with market and directly align our incentives with our long-term business priorities and compensation outcomes to Company performance. The Compensation Committee believes that the fiscal 2020 long-term incentive program facilitates strong pay for performance alignment in that the stock options only realize value to the extent that the stock price appreciates above the exercise price, and the PBRSUs only vest to the extent that the performance goals are achieved, placing the emphasis on stock price and stockholder alignment with alignment on internal company performance and business strategy.

Our practice historically has been to grant annual normal-cycle long-term incentive awards generally in the first quarter of the fiscal year, with interim grants for new hires and promotions after the annual grant date being made on the first day of the calendar month following the hire or promotion, as applicable. Our grants have historically taken the form of 50% performance based restricted stock units (PBRSUs) vesting over a three-year performance period and 50% in stock options.

In light of the turnover in our executive ranks we made long term incentive awards upon the hiring of Messrs. Maserang, Drake and Inofuentes. Mr. Maserang's awards took the form of one-third in PBRSUs, with performance based on aggregate adjusted EBITDA and free cash flow over a full three-year performance period, and two-thirds in non-qualified stock options. Mr. Maserang’s equity award was weighted more towards stock options than PBRSUs in order to induce Mr. Maserang to join the Company and to place strong emphasis on stock price growth. At his request, and in order to to place strong emphasis on stock price growth, Mr. Drake's award took the form of only stock options. In subsequent years, both Messrs. Maserang and Drake are expected to receive the same mix of long-term incentive awards as other officers.

Mr. Lyon received a normal course stock option grant, but was awarded the other 50% of his long-term incentive as a three-year vesting cash award (the "Cash Award") which was consistent with awards given to employees at his level prior to his taking on his interim role. Also, following the end of his interim position, and consistent with other employees at his level, in May 2020, Mr. Lyon received an award of restricted stock units which vest over three-years as a retention inducement.
Fiscal 2020 Awards
Stock Options
In fiscal 2020, the stock options granted to our Named Executive Officers vest ratably over three years, with one-third of the total number of shares subject to each such stock option vesting on each of the first three anniversaries of the grant date, contingent on continued employment. The stock options granted in fiscal 2020 have an exercise price of ranging from $6.72 to $15.94 per share, the closing price of our Common Stock as reported on the NASDAQ Global Select Market on the date of each grant and expire seven years from the grant date.

Performance-Based Restricted Stock Units
In fiscal 2020, the PBRSUs granted to our Named Executive Officers under the 2017 Plan cliff vest at the end of the three-year performance period based upon achievement of free cash flow and cumulative adjusted EBITDA (as defined above for purposes of fiscal 2020 cash incentive) performance goals for the performance period July 1, 2019 through June 30, 2022. At the end of the three-year performance period, the number of PBRSUs that actually vest will be 0% to 200% of the target amount, depending on the extent to which the Company meets or exceeds the achievement of the performance goals, with payouts for performance between threshold and target, and between target and maximum determined by reference to performance on each metric independently, with 75% being weighted toward adjusted EBIDTA and 25% toward free cash flow.
Our three-year performance goals for cumulative adjusted EBITDA and free cash flow are based on business forecasts and relevant expectations reflecting our strategic plans and aspirations to grow our business. The Compensation Committee has historically established aggressive, yet achievable performance goals intended to motivate the Company’s executive officers to achieve internal goals and results that will benefit the Company’s stockholders, while maintaining strong alignment between pay and performance. For example, in fiscal 2018 and 2017, the Company failed to achieve threshold levels of performance, resulting in the absence of any payout for short-term incentives based on Company performance, and, in fiscal 2017, the Company’s failure to achieve performance targets resulted in the forfeiture of 20% of the shares subject to fiscal 2017 stock option awards. Actual achievement of the three-year performance goals for the fiscal 2020 PBRSU awards will be reflected in our proxy statement that reports the payouts at the end of the three-year performance period.
Employment Agreements
Mr. Maserang was appointed as our Chief Executive Officer on September 13, 2019 and entered into an employment agreement with the Company. Under the terms of that agreement Mr. Maserang, is entitled to an annual base salary of $660,000 and a bonus opportunity of 100% of his base salary, with payout ranging from 50% to 200% of target based on satisfaction of performance goals set by the Compensation Committee. Mr. Maserang also received non-qualified stock options with a Black-Scholes value equal to $1,000,000 and PBRSU having a value of $500,000 based on the closing stock price on September 13, 2019, each with terms similar to those described above for the Company’s annual long-term incentive awards.
Under his employment agreement, Mr. Maserang is entitled to receive termination benefits in case of a termination in certain situations not in connection with a change in control, or if such termination is in connection with a change in control the benefits provided under a Severance Agreement similar to that provided to other Named Executive Officers. A detailed description of the all severance benefits Mr. Maserang is due to receive is included under the heading “Change in Control and Termination Arrangements.”
Mr. Maserang’s compensation arrangements under his employment agreement were determined following a review of the relevant peer benchmark data in consultation with Meridian.

Change in Control Severance Agreements
The Company has entered into a Change in Control Severance Agreement with each of the Named Executive Officers. A detailed description of the severance benefits each Named Executive Officer is due to receive based on their Change in Control Severance Agreement is set forth below under the heading “Named Executive Officer Compensation-Potential Payments Upon Termination or Change in Control.”
These agreements were entered into, and continue in effect, to achieve the following objectives: (a) assure the Named Executive Officers’ full attention and dedication to the Company, free from distractions caused by personal uncertainties and risks related to a pending or threatened change in control; (b) assure the Named Executive Officers’ objectivity with respect to stockholders’ interests in a change in control scenario; (c) assure the fair treatment of the Named Executive Officer in case of involuntary termination following a change in control or in connection with a threatened change in control; and (d) attract and retain key talent during uncertain times. The agreements are structured so that payments and benefits are provided only if there is both a change in control or threatened change in control and a qualifying termination of employment (“double trigger”), either by us (other than for “Cause,” “Disability” or death), or by the Named Executive Officer for “Good Reason” (as each is defined in the change in control severance agreements).

Retirement and Welfare Benefits
The Named Executive Officers receive the same welfare benefits as those received by our employees generally, including medical, dental, life, disability and accident insurance.
The Named Executive Officers are eligible on the same basis as our employees generally to participate in the Company’s 401(k) plan. The value of the Named Executive Officers’ 401(k) plan balances depends solely on the performance of investment alternatives selected by the applicable Named Executive Officer from among the alternatives offered to all participants. All investment options in the 401(k) plan are market-based, meaning there are no “above-market” or guaranteed rates of return. In the beginning of fiscal 2020, the Company offered a discretionary match of the employees’ annual contributions under the 401(k) plan equal to 50% of an employee’s annual contribution, up to 6% of the employee’s eligible income. As a result of the COVID-19 crisis and the corresponding impact on our business, the match was suspended effective April 1, 2020. The Company continues to make a contribution equal to 4% of non-union employee’s earnings quarterly in company stock. All company contributions are fully vested at the time they are received by the employee.
Subject to applicable plan provisions, upon certain events of retirement, Named Executive Officers are eligible to receive retiree medical insurance benefits on the same terms as other retiring Company employees. However, we have announced that the retiree medical plan will terminate as of December 31, 2020.
Perquisites
We believe that offering certain limited perquisites facilitates the operation of our business, allows our Named Executive Officers to better focus their time, attention and capabilities on our business, and assists the Company in recruiting and retaining key executives. We also believe that the perquisites offered to our Named Executive Officers are generally consistent with practices among companies in our peer group.
Currently, two of our Named Executive Officers receive an automobile allowance or use of a Company car and fuel card. None of our Named Executive Officers hired in fiscal year 2020 or later receive an automobile allowance. In fiscal 2020, we provided relocation benefits to newly hired Named Executive Officers.
It is the Company’s and the Compensation Committee’s intention to continually assess business needs and evolving practices to ensure that perquisite offerings are competitive and reasonable.
Compensation Policies and Practices
Stock Ownership Guidelines
The Board has adopted Stock Ownership Guidelines to further align the interests of the Company’s executive officers with the interests of the Company’s stockholders. Under the stock ownership guidelines, an executive officer is not permitted to sell any shares of Common Stock received as a result of grants under the Company’s long-term incentive plans unless the executive officer achieves and maintains the applicable threshold share ownership level set forth in the table below. Further, under the stock ownership guidelines, a non-employee director is expected to own and hold during his or her service as a Board member a number of shares of Common Stock with a value of at least four times his or her annual cash retainer for service on the Board, and is not permitted to sell any shares of Common Stock received as grants under the Company’s long-term incentive plans unless and until the non-employee director achieves and maintains this threshold share ownership level.
Shares of Common Stock that count toward satisfaction of these guidelines include: (i) shares of Common Stock owned outright by the executive officer or non-employee director and his or her immediate family members who share the same household, whether held individually or jointly; (ii) restricted stock or restricted stock units (whether or not the restrictions have lapsed); (iii) ESOP shares (with respect to executive officers only); (iv) shares of Common Stock held in trust for the benefit of the executive officer or non-employee director or his or her family; and (v) shares of Common Stock issuable under vested options held by the executive officer or non-employee director.

Position	Value of Shares Owned
Chief Executive Officer	3x base salary
Other Executive Officers	1x base salary
Non-Employee Directors	4x Annual Cash Retainer
Insider Trading Policy (Including Anti-Hedging and Anti-Pledging Policies)
Our insider trading policy prohibits all employees, officers, directors, consultants and other associates of the Company and certain of their family members from, among other things, purchasing or selling any type of security, whether the issuer of that security is the Company or any other company, while aware of material, non-public information relating to the issuer of the security or from providing such material, non-public information to any person who may trade while aware of such information. The insider trading policy also prohibits employees from engaging in short sales with respect to our securities, purchasing or pledging Company stock on margin and entering into derivative or similar transactions (i.e., puts, calls, options, forward contracts, collars, swaps or exchange agreements) with respect to our securities. We also have procedures that require trades by certain insiders, including our directors and executive officers, to be pre-cleared by appropriate Company personnel. Additionally, such insiders are generally prohibited from conducting transactions involving the purchase or sale of the Company’s securities from 12:01 a.m. New York City time on the fourteenth calendar day before the end of each of the Company’s four fiscal quarters (including fiscal year end) through 11:59 p.m. New York City time on the business day following the date of the public release containing the Company’s quarterly (including annual) results of operations.
Clawback Policy on Executive Compensation in Restatement Situations
In the event of a material restatement of the financial results of the Company, the Board, or the appropriate committee thereof, will review all bonuses and other incentive and equity compensation awarded to the Company’s executive officers on the basis of having met or exceeded performance targets for performance periods that occurred during the restatement period. If such bonuses and other incentive and equity compensation would have been lower had they been calculated based on such restated results, the Board, or the appropriate committee thereof, may, to the extent permitted by governing law and as appropriate under the circumstances, seek to recover for the benefit of the Company all or a portion of such bonuses and incentive and equity compensation awarded to executive officers whose fraud or misconduct caused or partially caused such restatement, as determined by the Board, or the appropriate committee thereof.
Accounting Standards
Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 718 requires us to recognize an expense for the fair value of share-based compensation awards. Grants of stock options, restricted stock and PBRSUs under the Company’s long-term incentive plans are accounted for under FASB ASC Topic 718. The Compensation Committee considers the accounting implications of significant compensation decisions, especially in connection with decisions that relate to our long-term incentive program. As accounting standards change, the Company may revise certain programs to appropriately align accounting expenses of our share-based compensation awards with our overall executive compensation philosophy and objectives.

COMPENSATION COMMITTEE REPORT
The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with management and, based on the review and discussions, recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporated by reference in the Company’s 2020 Form 10-K.
Compensation Committee
of the Board of Directors
Charles F. Marcy, Chair
Allison M. Boersma
David W. Ritterbush

NAMED EXECUTIVE OFFICER COMPENSATION

Summary Compensation Table
The following table sets forth summary information concerning compensation awarded to, earned by, or paid to each of our Named Executive Officers for all services rendered in all capacities to the Company and its subsidiaries in the last three fiscal years. For a complete understanding of the table, please read the footnotes and narrative disclosures that follow the table.

A	B	C	D	E	F	G	H	I
Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)(1)	Total ($)
D. Deverl Maserang II (2)	2020	487,385	—	499,990	999,997		13,200	2,000,572
President and Chief Executive Officer
Christopher P. Mottern (3)	2020	133,301	—	214,982	—	—	30,000	378,283
Former Interim President and CEO	2019	62,311	—	215,002	—	—	88,750	366,063
Scott R. Drake (4)	2020	80,769	—	—	199,999	—	—	280,768
Chief Financial Officer
David G. Robson (5)	2020	165,788	—	—	—	—	246,366	412,154
Former Chief Financial Officer and Treasurer	2019	372,033	—	134,839	134,839	—	23,060	664,771
	2018	351,938	—	162,241	192,256	123,382	69,266	899,083
Scott R. Lyon	2020	202,288	—	74,996	37,498	9,288	11,115	335,185
Vice President, Controller and Treasurer (Former Interim Principal Financial and Accounting Officer)
Ronald J. Friedman	2020	310,717	—	74,998	74,995	—	18,352	479,062
Chief Human Resources Officer
Ruben E. Inofuentes (6)	2020	192,231	—	125,000	124,999	—	96,368	538,598
Chief Supply Chain Officer
J. Michael Walsh	2020	314,014	—	100,008	99,999	—	22,974	536,995
Senior Vice President, GM - DVD

(1)
For a detailed summary of the amounts shown in this column see discussion under the heading “All Other Compensation (Column H),” below. For Mr. Mottern, this amount reflects the amount paid in cash retainers in connection with his service on the Board of Directors and its committees, after his tenure as Interim President and Chief Executive Officer ended.

(2)	Mr. Maserang joined the Company as President and Chief Executive Officer effective September 13, 2019.

(3)
Mr. Mottern served the Company as Interim President and Chief Executive Officer from May 2019 to October 2019, after having served as an independent director. The amounts shown in the table for fiscal 2020 include 9,968 restricted stock units, with a grant-day value of $133,301, in lieu of salary (Salary); 9,927 restricted stock units, with a grant day value of $149,990 representing bonus compensation to Mr. Mottern in the amount of $100,000, to be paid in the Company’s common stock, and a grant of restricted stock units with a grant date fair value of $50,000 payable upon the termination of his services as Interim President and Chief Executive Officer (Stock Awards); a restricted stock award of 2,711 shares with a grant-date value of $64.992 granted to Mr. Mottern in his capacity as a director after his tenure as Interim President and Chief Executive Officer (Stock Awards) and $30,000 in cash retainers in connection with his service on the Board of Directors and its committees, after his tenure as Interim President and Chief Executive Officer ended (Other).

(4)	Mr. Drake joined the Company as Chief Financial Officer effective March 23, 2020.

(5)
Mr. Robson separated from employment with the Company on November 4, 2019. The amount paid to him in fiscal year 2020 in connection his separation of employment pursuant to a severance agreement is included in the "Other" column.

(6)	Mr. Inofuentes joined the Company as Chief Supply Chain Officer effective November 15, 2019..

Salary (Column C)
The amounts reported in column C represent base salaries earned by each of the Named Executive Officers for the fiscal year indicated, prorated based on applicable start dates during the fiscal year or the dates of resignation or termination. The amounts shown include amounts contributed by the employee to the Company’s 401(k) plan and reflects the temporary 15-percent salary reduction in response to the potential effect of the COVID-19 pandemic for amounts paid during the fourth quarter.
Bonus (Column D)
This column reflects that no cash-based bonus payments outside of an incentive plan were made during the fiscal years set forth. All non-equity incentive plan compensation for services performed during the fiscal year by the Named Executive Officers under the 2017 Plan is shown in column G.
Stock Awards (Column E)
The amounts reported in column E for fiscal 2020 represent the PBRSU award received by each of Mr. Maserang and Mr. Inofuentes in connection with the commencement of their respective employment, the aggregate grant date fair value of annual PBRSU awards received by each of Messrs. Friedman and Walsh, and a restricted stock award received by Mr. Lyon. The amounts reported in column E for each of fiscal 2019 and 2018 represent the aggregate grant date fair value of annual PBRSU awards received by each of the Named Executive Officers. A discussion of the assumptions used in calculating the amounts in this column may be found in Note 16 to our audited consolidated financial statements for the fiscal year ended June 30, 2020 included in our 2020 Form 10-K, except that, as required by applicable SEC rules, we did not reduce the amounts in this column for any forfeitures relating to service-based (time-based) vesting conditions.
For annual PBRSU awards in each of fiscal 2020, fiscal 2019 and fiscal 2018, we have reported the fair value of the award based upon the probable satisfaction of the performance conditions as of the grant date. The maximum aggregate grant date fair value that would have been received if the highest level of performance was achieved in fiscal 2020 would have been $999,981 for Mr. Maserang and $250,000 for Mr. Inofuentes. The maximum aggregate grant date fair value that would have been received if the highest level of performance was achieved in fiscal 2020 and fiscal 2019, respectively, would have been $149,995 and $83,984 for Mr. Friedman. The maximum aggregate grant date fair value that would have been received if the highest level of performance was achieved in fiscal 2020, fiscal 2019 and fiscal 2018, respectively, would have been $79,250, $60,471 and $59,438 for Mr. Walsh.These amounts do not reflect the Company’s expense for accounting purposes for these awards, and do not represent the actual value that may be realized by the Named Executive Officers. For further information on these awards, see the Grants of Plan-Based Awards Table and Outstanding Equity Awards at Fiscal Year-End Table in this Proxy Statement.
Option Awards (Column F)
The amounts reported in column F represent the aggregate grant date fair value of stock option awards computed in accordance with FASB ASC Topic 718. Stock option awards granted in fiscal 2020, fiscal 2019 and fiscal 2018 include annual stock option awards received by each of the Named Executive Officers, and for fiscal 2020, stock option awards received by Mr. Maserang, Mr.

Drake and Mr. Inofuentes in connection with commencement of their employment. A discussion of the assumptions used in calculating the amounts in this column may be found in Note 16 to our audited consolidated financial statements for the fiscal year ended June 30, 2020 included in our 2020 Form 10-K, except that, as required by applicable SEC rules, we did not reduce the amounts in this column for any risk of forfeiture relating to service-based (time-based) vesting conditions. For further information on these awards, see the Grants of Plan-Based Awards Table and Outstanding Equity Awards at Fiscal Year-End Table in this Proxy Statement.
Non-Equity Incentive Plan Compensation (Column G)
The amounts reported in column G represent the aggregate dollar value of the annual incentives earned by the Named Executive Officers under the 2017 Plan for fiscal 2020, 2019 and 2018 and under the STIP for the relevant fiscal year. In accordance with SEC rules, the actual annual incentive amounts earned by the Named Executive Officers are reflected in the Summary Compensation Table in the fiscal year earned, even though these annual incentive amounts are paid in the subsequent fiscal year.
As a result of the Company’s failure to achieve threshold levels of performance in each of fiscal years 2018, 2019 and 2020, no payouts are reported for any of the Named Executive Officers with the exception of Mr. Lyon who earned an individual performance bonus prior to becoming a Named Executive Officer and Mr. Robson who earned a bonus in fiscal year 2018 related to the acquisition and integration of Boyd Coffee Company.

All Other Compensation (Column H)
The amounts reported in column H for fiscal 2020 include the following:
All Other Compensation (1)

	Company Contributions to 401(k) Plan (2)	Relocation Expense (3)	Relocation Tax Gross-Up (3)	Automobile Allowance	Director Fees (4)
	($)	($)	($)		($)

D. Deverl Maserang II	13,200	—	—	—	—
Christopher P. Mottern	—	—	—	—	30,000
Scott R. Drake	—	—	—	—	—
David G. Robson	9,517	—	—	—	—
Scott R. Lyon	11,115	—	—	—	—
Ronald J. Friedman	18,352	—	—	4,750	—
Ruben E. Inofuentes	7,637	70,550	18,181	—	—
J. Michael Walsh	18,174	—	—	4,800	—
 _________
(1)    Except as set forth in the table, the total value of all perquisites and other personal benefits received by each of our Named Executive Officers did not exceed $10,000 in fiscal 2020 and has been excluded from the table.
(2)    Represents the Company’s contribution under the 401(k) plan including the company matching contribution and the Qualified Non-elective Contribution (QNEC). Company contributions (and any earnings thereon) are 100% vested. The QNEC contributions are given in Company common stock.
(3)    Mr. Inofuentes received assistance for relocation expenses. A portion of this amount was grossed-up to offset the tax expense.
(4)    Mr. Mottern received director fees during the time after his service as Interim President and Chief Executive Officer was completed.

Total Compensation (Column I)
The amounts reported in column I are the sum of columns C through H for each of the Named Executive Officers.

Fiscal Year 2020 Grants of Plan-Based Awards

The following table sets forth, for each of our Named Executive Officers, the plan-based awards granted to him during fiscal year 2020.

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards(1)
Name	Grant Date	Threshold ($)(4)	Target ($)(4)	Maximum ($)(4)	Threshold (#)(5)	Target (#)(5)	Maximum (#)(5)	All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)(5)	Exercise or Base Price of Option Awards ($/ Sh)(2)	Grant Date Fair Value of Stock and Option Awards ($)(3)
D. Deverl Maserang II	-	330,000	660,000	1,320,000	-	-	-	-	-	-	-
	9/13/19	-	-	-	0	38,080	57,120	-	-	-	499,990
	9/13/19	-	-	-	-	-	-	-	223,713	13.13	999,997

Christopher P. Mottern	7/31/19 (6)	-	-	-	-	-	-	2,052	-	-	33,325
	8/30/19 (6)	-	-	-	-	-	-	2,745	-	-	33,324
	9/30/19 (6)	-	-	-	-	-	-	2,573	-	-	33,320
	10/31/19 (6)	-	-	-	-	-	-	2,598	-	-	33,332
	11/12/19 (7)	-	-	-	-	-	-	6,485	-	-	99,999
	11/12/19 (7)	-	-	-	-	-	-	3,242	-	-	49,992
	12/10/19 (8)	-	-	-	-	-	-	4,137	-	-	64,992
											.
Scott R. Drake	4/1/20	-	-	-	-	-	-	-	88,495	6.72	199,999

Scott R. Lyon	-	39,375	78,750	157,500	-	-	-	-	-	-	-
	11/11/19	18,750	37,500	75,000	-	-	-	-	-	-	-
	11/11/19	-	-	-	-	-	-	-	7,440	15.94	37,498

David G. Robson	-	127,500	255,000	510,000	-	-	-	-	-	-	-

Ronald J. Friedman	-	89,224	178,448	356,896	-	-	-	-	-	-	-
	11/11/19	-	-	-	0	4,705	7,058	-	-	-	74,998
	11/11/19	-	-	-	-	-	-	-	14,880	15.94	74,995

Ruben E. Inofuentes	-	102,000	204,000	408,000	-	-	-	-	-	-	-
	11/11/19	-	-	-	0	8,378	12,567	-	-	-	125,000
	11/11/19	-	-	-	-	-	-	-	27,233	14.92	124,999

J. Michael Walsh	-	86,625	173,250	346,500	-	-	-	-	-	-	-
	11/11/19	-	-	-	0	6,274	9,411	-	-	-	100,008
	11/11/19	-	-	-	-	-	-	-	19,841	15.94	99,999
__________

(1)
Represents PBRSU awards granted to our Named Executive Officers in fiscal 2020 which cliff vest based upon achievement of free cash flow and cumulative adjusted EBITDA performance goals for the performance period July 1, 2019 through June 30, 2022. At the end of the three-year performance period, the number of PBRSUs that actually vest will be 0% to 150% of the target amount, depending on the extent to which the Company meets or exceeds the achievement of the performance goals, with payouts for performance between threshold and target, and between target and maximum determined by reference to a matrix established by the Compensation Committee.

(2)	Exercise price of stock option awards is equal to the closing price of the Company’s Common Stock as reported on the NASDAQ Global Select Market on the date of grant.

(3)
Reflects the grant date fair value of stock options, restricted stock and PBRSU awards computed in accordance with FASB ASC Topic 718. A discussion of the assumptions used in calculating the amounts in this column may be found in Note 16 to our audited consolidated financial statements for the fiscal year ended June 30, 2020, included in our 2020 Form 10-K, except that, as required by applicable SEC rules, we did not reduce the amounts in this column for any risk of forfeiture relating to service-based (time-based) vesting conditions. The amount reported for PBRSU awards is based upon the probable satisfaction of the performance conditions as of the grant date.

(4)
Represents annual cash incentive opportunities under the Short-Term Cash Incentive Program based on the Company’s achievement of adjusted EBITDA and free cash flow targets (collectively weighted at 90%) along with the relative achievement of individual executive officer objectives approved by the Compensation Committee (weighted at 10%) as discussed in this Proxy Statement under the heading “Compensation Discussion and Analysis-Short-Term Cash Incentives.” As a result of our failure to achieve a threshold level of adjusted EBITDA and free cash flow, as determined by the Compensation Committee, our Named Executive Officers did not receive any cash payout under the Short-Term Cash Incentive Program in fiscal 2020. Annual cash incentive awards earned by our Named Executive Officers for performance in respect of a fiscal year are paid during the subsequent fiscal year. Such earned awards are included in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table. For Mr. Lyon, it represents a three-year vesting cash incentive award in lieu of a PBRSU award.

(5)
Represents non-qualified stock option (NQSO) awards granted to our Named Executive Officers in fiscal 2020 under the 2017 Plan as part of the Named Executive Officers’ annual long-term incentive awards. For Mr. Drake, it represents an inducement award under the 2020 Plan upon joining the Company. The NQSO awards vest one-third of the total number of shares subject to each such stock option vest ratably on each of the first three anniversaries of the grant date, contingent on continued employment, and subject to accelerated vesting in certain circumstances.

(6)
Represents restricted stock granted to Mr. Mottern, in lieu of cash salary, in fiscal 2020 under the 2017 Plan in connection with his employment as Interim President and Chief Executive Officer under the terms of his offer letter. The restricted stock cliff vests on the first anniversary of the grant date, subject to the acceleration provisions of the 2017 Plan and restricted stock award agreement.

(7)
Represents restricted stock granted to Mr. Mottern in fiscal 2020 under the 2017 Plan in connection with the termination of his employment as Interim President and Chief Executive Officer under the terms of his offer letter. The restricted stock cliff vests on the first anniversary of the grant date, subject to the acceleration provisions of the 2017 Plan and restricted stock award agreement.

(8)	Represents restricted stock granted to Mr. Mottern in fiscal 2020 under the 2017 Plan in connection with his continued service as a director of the Company.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth summary information regarding the outstanding equity awards at June 30, 2020 granted to each of our Named Executive Officers.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)(1)	Number of Securities Underlying Unexercised Options Unexercisable (#)(1)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#) (2)	Market Value of Shares or Units of Stock That Have Not Vested ($) (3)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(4)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(3)
D. Deverl Maserang II	-	227,713	-	13.13	9/13/2026	-	-	-	-
	-	-	-	-	-	-	-	38,080	279,507
Christopher P. Mottern	-	-	-	-	-	4,137	30,366	-	-
	-	-	-	-	-	2,052	15,062	-	-
	-	-	-	-	-	2,745	20,148	-	-
	-	-	-	-	-	3,242	23,796	-	-
	-	-	-	-	-	6,485	47,600	-	-
	-	-	-	-	-	2,598	19,069	-	-
	-	-	-	-	-	2,573	18,886	-	-
Scott R. Drake	-	88,495	-	6.72	04/01/2027	-	-	-	-
Scott R. Lyon	-	7,440	-	15.94	11/11/2026	-	-	-	-
	-	-	-	-	-	-	-	8,650 (5)	63,491
Ronald J. Friedman	-	14,880	-	15.94	11/11/2026	-	-	-	-
	2,375	4,823	-	25.04	11/12/2025	-	-	-	-
	-	-	-	-	-	-	-	2,236	16,412
	-	-	-	-	-	-	-	4,705	34,535
Ruben E. Inofuentes	-	27,233	-	14.92	11/15/2026	-	-	-	-
	-	-	-	-	-	-	-	8,378	61,495
J. Michael Walsh	-	19,841	-	15.94	11/11/2026	-	-		-
	1,710	3,472	-	25.04	11/12/2025	-	-	-	-
	2,511	1,294	-	31.70	11/10/2024	-	-	-	-
	-	-	-	-	-	-	-	6,274	46,051
	-	-	-	-	-	-	-	1,610	11,817
	-	-	-	-	-	-	-	1,250	9,175
__________

(1)
Stock options vest in equal ratable installments on each of the first three anniversaries of the date of grant, contingent on continued employment through the applicable vesting date, and subject to accelerated vesting in certain circumstances.

(2)	Restricted stock cliff vests on the first anniversary of the date of grant, subject to accelerated vesting in certain circumstances.

(3)
The market value was calculated by multiplying the closing price of our Common Stock on June 30, 2020 ($7.34) by the number of shares of common stock underlying the unvested restricted stock or PBRSUs.

(4)
PBRSU awards cliff vest following the expiration of the three-year performance period upon the certification by the Compensation Committee of the Company’s achievement of performance goals for the three-year performance, subject to certain continued employment conditions and subject to the acceleration provisions of the 2017 Plan and restricted stock unit award agreement. At the end of the three-year performance period, the number of PBRSUs that actually vest will be 0% to 150% of the target amount, depending on the extent to which the Company meets or exceeds the achievement of those financial performance goals measured over the full three-year performance period, with payouts for performance between threshold and target, and between target and maximum determined by reference to a matrix established by the Compensation Committee. The target number of PBRSUs is presented in the table.

(5)
Restricted stock units vest in equal ratable installments on each of the first three anniversaries of the date of grant, contingent on continued employment through the applicable vesting date, and subject to accelerated vesting in certain circumstances.

Option Exercises and Stock Vested
The following table summarizes the option exercises and vesting of stock awards for each of our Named Executive Officers for the fiscal year ended June 30, 2020.

Stock Awards
Name	Number of Shares Acquired on Vesting(#)	Value Realized on Vesting($)
Named Executive Officers:
D. Deverl Maserang II	—	—
Christopher P. Mottern	14,765	141,820
Scott R. Drake	—	—
Scott R. Lyon	—	—
David G. Robson	—	—
Ronald J. Friedman	—	—
Ruben E. Inofuentes	—	—
J. Michael Walsh	—	—
__________

Change in Control and Termination Arrangements
Change in Control Agreements
The Company has entered into change in control severance agreement ("Severance Agreement") with each of the Named Executive Officers, except for Mr. Mottern. The Severance Agreements provide certain severance benefits in the event of a termination of employment in connection with a Change in Control (as defined below).
Under each of the Severance Agreements, a “Change in Control” generally will be deemed to have occurred at any of the following times: (i) upon the acquisition by any person, entity or group of beneficial ownership of 50% or more of either the then outstanding Common Stock or the combined voting power of the Company’s then outstanding securities entitled to vote generally in the election of directors; (ii) at the time individuals who were members of the Board at the effective time of the Severance Agreement (or whose election, or nomination for election, was approved by a vote of at least a majority of the members of the Board at the effective time of the Severance Agreement, but excluding any such individual whose initial election or assumption of office occurs as a result of either an actual or threatened election contest) (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; or (iii) the approval of the stockholders of the Company of a reorganization, merger, consolidation, complete liquidation, or dissolution of the Company, the sale or disposition of all or substantially all of the assets of the Company or any similar corporate transaction (other than any transaction with respect to which persons who were the stockholders of the Company immediately prior to such transaction continue to hold shares of Common Stock representing at least 50% of the outstanding Common Stock of the Company or such surviving entity or parent or affiliate thereof immediately after such transaction). Further, a “Threatened Change in Control” generally will be deemed to have occurred upon the first day that any bona fide pending tender offer for any class of the Company’s outstanding shares of Common Stock, any pending bona fide offer to acquire the Company by merger or consolidation, or any other pending action or plan to effect, or which would lead to, a Change in Control, as determined by the Incumbent Board, becomes manifest, and will continue in effect when such action is abandoned or a Change in Control occurs.
In the event of a Named Executive Officer’s termination of employment other than for “Cause” or due to death or “Disability”, or in the event of a Named Executive Officer’s resignation for “Good Reason” (each, as defined in the Severance Agreements), in each case, in connection with a Change in Control or Threatened Change in Control, each of the Named Executive Officers will be entitled to the payments and benefits shown in the tables below.
Each Severance Agreement provides that while the relevant Named Executive Officer is receiving compensation and benefits thereunder, that Named Executive Officer will not in any manner attempt to induce or assist others to attempt to induce any officer, employee, customer or client of the Company to terminate its association with the Company, nor do anything directly or indirectly to interfere with the relationship between the Company and any such persons or concerns. In the event such Named Executive Officer breaches this provision, all compensation and benefits under the Severance Agreement will immediately cease.
Employment Agreements
Under Mr. Maserang's Employment Agreement, he is eligible for severance payments in the event of termination without cause or for resignation with Good Reason that are not in conjunction with a change in control. In the aforementioned events, he would receive the following severance payments:

•	the sum of his base salary and target annual bonus payable over twelve months,

•	partially Company paid COBRA coverage under the Company's health plan for a period of 12 months

•	a pro rata bonus, if earned for the year of termination and

•	if such termination occurs after the end of the fiscal year but before any bonus for the fiscal year is paid, then the payment of any such earned bonus
The potential amount of these payments are reflected in the table below.

Potential Payments Upon Termination or Change in Control
The following tables describe potential payments and benefits upon termination (including resignation, severance, retirement or a constructive termination) or a change in control to which the Named Executive Officers would be entitled. The actual amount of payments and benefits can only be determined at the time of such a termination or change in control and therefore the actual amounts may vary from the estimated amounts in the tables below. Descriptions of how such payments and benefits are determined under the circumstances, material conditions and obligations applicable to the receipt of payments or benefits and other material factors regarding such agreements, as well as other material assumptions that we have made in calculating the estimated compensation, follow these tables. However, Mr. Robson's payment listed in the table below shows the total severance amount that has been paid or will be paid to him in connection with his termination from the Company on November 4, 2019.
Mr. Mottern was not entitled to any severance benefits upon a termination of his employment. He is eligible for accelerated vesting of his RSUs on a change in control.
The estimated amount of compensation payable to each Named Executive Officer in each situation is listed in the tables below and, with respect to each Named Executive Officer, assumes that the termination and/or change in control of the Company occurred on June 30, 2020. The "base salary continuation" and "annual incentive payments" are calculated using the base salary in effect immediately prior to the implementation of a temporary 15-percent salary reduction for all of the Company's Named Executive Officers, effective April 1, 2020.

D. Deverl Maserang II	Change in Control and Involuntarily Terminated or Resignation for Good Reason within 24 Months of Change in Control	Threatened Change in Control and Involuntarily Terminated or Resignation for Good Reason	Termination Without Cause or Resignation With Good Reason
Base Salary Continuation	$1,320,000	$1,320,000	$660,000
Annual Incentive Payments	$660,000	$660,000	$660,000
Value of Accelerated Stock Options	-	-	-
Value of Accelerated Restricted Stock	-	-	-
Value of Accelerated PBRSUs	$279,507	$279,507	$279,507
Health and Dental Insurance	$23,858	$23,858	$11,929
Outplacement Services	$25,000	$25,000	$25,000
Total Pre-Tax Benefit	$2,308,365	$2,308,365	$1,636,436

Scott R. Drake	Change in Control and Involuntarily Terminated or Resignation for Good Reason within 24 Months of Change in Control	Threatened Change in Control and Involuntarily Terminated or Resignation for Good Reason	Termination Without Cause or Resignation With Good Reason
Base Salary Continuation	$750,000	$750,000	-
Annual Incentive Payments	$281,250	$281,250	-
Value of Accelerated Stock Options	$54,867	$54,867	-
Value of Accelerated Restricted Stock	-	-	-
Value of Accelerated PBRSUs	-	-	-
Health and Dental Insurance	$34,088	$34,088	-
Outplacement Services	$25,000	$25,000	-
Total Pre-Tax Benefit	$1,145,205	$1,145,205	-

Scott R. Lyon	Change in Control and Involuntarily Terminated or Resignation for Good Reason within 24 Months of Change in Control	Threatened Change in Control and Involuntarily Terminated or Resignation for Good Reason	Termination Without Cause or Resignation With Good Reason
Base Salary Continuation	$112,500	$112,500	-
Annual Incentive Payments	$78,750	$78,750	-
Value of Accelerated Stock Options	-	-	-
Value of Accelerated Restricted Stock	$63,491	$63,491	-
Value of Accelerated PBRSUs	-	-	-
Health and Dental Insurance	$8,404	$8,404	-
Outplacement Services	-	-	-
Total Pre-Tax Benefit	$263,145	$263,145	-

David G. Robson	Change in Control and Involuntarily Terminated or Resignation for Good Reason within 24 Months of Change in Control	Threatened Change in Control and Involuntarily Terminated or Resignation for Good Reason	Termination Without Cause or Resignation With Good Reason
Base Salary Continuation	-	-	$304,252
Annual Incentive Payments	-	-	$21,205
Value of Accelerated Stock Options	-	-	-
Value of Accelerated Restricted Stock	-	-	-
Value of Accelerated PBRSUs	-	-	-
Health and Dental Insurance	-	-	$11,499
Outplacement Services	-	-	-
Total Pre-Tax Benefit	-	-	$336,956
-

Ronald J. Friedman	Change in Control and Involuntarily Terminated or Resignation for Good Reason within 24 Months of Change in Control	Threatened Change in Control and Involuntarily Terminated or Resignation for Good Reason	Termination Without Cause or Resignation With Good Reason
Base Salary Continuation	$324,450	$324,450	-
Annual Incentive Payments	$178,448	$178,448	-
Value of Accelerated Stock Options	-	-	-
Value of Accelerated Restricted Stock	-	-	-
Value of Accelerated PBRSUs	$50,947	$50,947	-
Health and Dental Insurance	$16,983	$16,983	-
Outplacement Services	$15,000	$15,000	-
Total Pre-Tax Benefit	$585,828	$585,828	-

Ruben E. Inofuentes	Change in Control and Involuntarily Terminated or Resignation for Good Reason within 24 Months of Change in Control	Threatened Change in Control and Involuntarily Terminated or Resignation for Good Reason	Termination Without Cause or Resignation With Good Reason
Base Salary Continuation	$680,000	$680,000	-
Annual Incentive Payments	$204,000	$204,000	-
Value of Accelerated Stock Options	-	-	-
Value of Accelerated Restricted Stock	-	-	-
Value of Accelerated PBRSUs	$61,495	$61,495	-
Health and Dental Insurance	$34,004	$34,004	-
Outplacement Services	$25,000	$25,000	-
Total Pre-Tax Benefit	$1,004,499	$1,004,499	-

J. Michael Walsh	Change in Control and Involuntarily Terminated or Resignation for Good Reason within 24 Months of Change in Control	Threatened Change in Control and Involuntarily Terminated or Resignation for Good Reason	Termination Without Cause or Resignation With Good Reason
Base Salary Continuation	$315,000	$315,000	-
Annual Incentive Payments	$173,250	$173,250	-
Value of Accelerated Stock Options	-	-	-
Value of Accelerated Restricted Stock	-	-	-
Value of Accelerated PBRSUs	$67,044	$67,044	-
Health and Dental Insurance	$16,971	$16,971	-
Outplacement Services	$15,000	$15,000	-
Total Pre-Tax Benefit	$587,265	$587,265	-

Base Salary Continuation
Severance Agreements
Under each Severance Agreement, if (i) a Change in Control occurs and a Named Executive Officer’s employment is terminated within the two years following the occurrence of the Change in Control by the Company other than for Cause, Disability or death, or is terminated due to the Named Executive Officer’s resignation for Good Reason, or (ii) a Threatened Change in Control occurs and the executive officer’s employment is terminated during the “Threatened Change in Control Period” (as defined in the Severance Agreement) by the Company other than for Cause, Disability or death, or is terminated due to the Named Executive Officer’s Resignation for Good Reason (each, a “Change in Control Qualifying Termination”), such Named Executive Officer will be entitled to base salary continuation for a period of 6-month, 12-month or 24-months depending upon the terms of their individual agreement, with such payment to be made in installments in accordance with the Company’s standard payroll practices over such period.
Bonus and Annual Incentive Payments
Severance Agreements
Under each Severance Agreement, if a Change in Control Qualifying Termination occurs, the Named Executive Officer will receive a lump sum payment equal to 100% of the executive officer’s target annual cash bonus for the fiscal year in which the date of termination occurs (or, if no target annual cash bonus has been assigned as of the date of termination, the average annual cash bonus paid to such Named Executive Officer for the last three completed fiscal years or for the number of completed fiscal years such person has been in the employ of the Company if fewer than three).
Value of Accelerated Vesting of Stock Options and Restricted Stock
Under the terms of the Named Executive Officers’ outstanding awards, in the event of death or “Disability” (as defined in the applicable plan):

•	100% of any unvested stock options will vest;

•	a pro rata portion of any unvested restricted stock will vest; and

•
outstanding PBRSU awards will remain outstanding and the participant will be eligible to earn a pro-rata portion of the number of PBRSU awards that would have been earned based on actual performance through the end of the performance period (amounts shown in the tables above assume 100% of the target PBRSU awards were earned at the end of the performance period).

Under the applicable award agreement, if a Change in Control (as defined in the applicable plan) occurs and a participant’s awards are not continued, converted, assumed or replaced by the Company or a parent or subsidiary of the Company, or a Successor Entity (as defined in the applicable plan), such awards will become fully exercisable and/or payable, and all forfeiture, repurchase and other restrictions on such awards will lapse immediately prior to such Change in Control. In the case of PBRSU awards, the vested shares will be a prorated number of the target PBRSU awards. The amounts in the tables above assume all awards were continued, converted, assumed, or replaced in connection with a Change in Control.
If there is a Change in Control and the Named Executive Officer’s employment is terminated by the Company without Cause or by the participant for Good Reason, in either case, within twenty-four months following the Change in Control:

•	100% of any unvested stock options will vest;

•	100% of any unvested restricted stock or restricted stock units will vest; and

•	the target number of PBRSU awards will be deemed to have immediately vested as of the date of termination of service.

The value of accelerated awards shown in the tables above was calculated using the closing price of our Common Stock on June 30, 2020 ($7.34), except for Mr. Robson, which table does not show any value, since his employment was terminated prior to the end of the fiscal year at which time he forfeited all unvested awards. The value of accelerated stock options is based on the difference between the exercise price and such closing price for all accelerated stock options that were in-the-money as of such date.
Under the applicable plan, the plan administrator also has discretionary authority regarding accelerated vesting of awards in certain circumstances. The amounts in the tables above assume such discretionary authority was not exercised.

Health and Dental Insurance
Severance Agreements
Under each Severance Agreement, if a Change in Control Qualifying Termination occurs, the health, dental, and life insurance benefits coverage provided to the Named Executive Officer at his or her date of termination will be continued by the Company during the 6-month, 12-month or 24-month period following the Named Executive Officer’s date of termination, based on the terms of their individual agreement unless he or she commences employment prior to the end of the relevant period and qualifies for substantially equivalent insurance benefits with his or her new employer, in which case such insurance coverage will end on the date of qualification. The Company will generally provide for such insurance coverage at its expense at the same level and in the same manner as in effect at the applicable date of termination. Any additional coverage the Named Executive Officer had at the time of termination, including dependent coverage, will also be continued for such period on the same terms, to the extent permitted by the applicable policies or contracts. If the terms of any benefit plan do not permit such continued coverage, the Company will arrange for other coverage at its expense providing substantially similar benefits. Estimated payments shown in the tables above represent the current net annual cost to the Company of the Named Executive Officer’s participation in the Company’s health and/or dental insurance program offered to all non-union employees.
Company Benefit Plans
The tables and discussion above do not reflect the value of accrued and unused paid days off, disability benefits under the Company’s group health plan, the value of retiree medical, vision and dental insurance benefits, and group life insurance, if any, that would be paid and/or provided to each Named Executive Officer following termination of employment, because, in each case, these benefits are generally available to all regular Company employees similarly situated in age, years of service and date of hire and do not discriminate in favor of the Named Executive Officers.
Outplacement Services
Under each of the 12-month or 24-month Severance Agreements, if a Change in Control Qualifying Termination occurs, the Company will provide the Named Executive Officer with outplacement services at the expense of the Company, in an amount of $15,000 or $25,000, respectively.

CEO to Median Employee Pay Ratio

In accordance with applicable SEC rules, we are providing the ratio of the annual total compensation of our CEO to the median of the annual total compensation of our other employees, excluding our CEO. For fiscal 2020, as calculated in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K, the annual total compensation of our CEO and interim CEO was $2,378,855 (a combination of the total compensation paid to each in fiscal year 2020) as disclosed in the “Summary Compensation Table”, the median of the annual total compensation of our employees other than the CEO was $54,647, and the ratio of our CEO’s annual total compensation to the median of the annual total compensation of our other employees was 44 to 1. Note that the ratio for 2020 is higher than previous years due to the size of Mr. Maserang’s initial long-term incentive award which was made in connection with his hiring, which accounts for $1,499,897 of the $2,378,855 used for our CEO’s annual total compensation calculation.

We believe the ratio presented above is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K. We determined our median employee based on total direct compensation paid to all of our employees (consisting of approximately 1,200 individuals active as of June 30, 2020) for the fiscal year ended June 30, 2020. Total direct compensation was calculated using internal human resources records and included base salary (wages earned based on our payroll records), cash incentive awards earned for the period, and the annual grant date fair value of long-term incentive awards during fiscal 2020.

Because the SEC rules for identifying the median employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their compensation practices, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies may have different employment and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.

PROPOSAL NO. 3
ADVISORY VOTE TO APPROVE THE COMPENSATION
PAID TO OUR NAMED EXECUTIVE OFFICERS
As required by Section 14A(a)(1) of the Exchange Act, which was added under the Dodd-Frank Wall Street Reform and Consumer Protection Act, we are seeking your vote, on an advisory (non-binding) basis, on the compensation paid to our Named Executive Officers as described in the Compensation Discussion and Analysis and the compensation tables and accompanying narrative disclosure. Under its charter, pursuant to the powers delegated by the Board, the Compensation Committee has the sole authority to determine and approve compensation for our Named Executive Officers. Consistent with our compensation philosophy and objectives, our executive compensation program for our Named Executive Officers has been designed to align the interest of our Named Executive Officers with those of our stockholders, and to reward our leadership for, and incentivize them towards, increasing stockholder value.
We urge our stockholders to review the Compensation Discussion and Analysis section of this Proxy
Statement and the related executive compensation tables for more information.
Vote Required
The approval of the advisory (non-binding) vote to approve the compensation paid to our Named Executive Officers requires the affirmative vote of a majority of the shares of Common Stock and Series A Preferred Stock (on an as-converted basis voting together with the Common Stock as a single class) present or represented by proxy at the Annual Meeting and entitled to vote thereat. Abstentions will have the same effect as votes “against” the proposal. Broker non-votes will not affect the outcome of the vote to approve the compensation paid to the Company’s Named Executive Officers because shares held by a bank, broker or other nominee who has not received instructions from the beneficial owner of the shares as to how the shares are to be voted on the proposal are not entitled to vote on such proposal at the Annual Meeting.
The say-on-pay vote is advisory, and therefore, not binding on the Board or the Compensation Committee. While the vote is non-binding, the Board and the Compensation Committee value the opinions that stockholders express in their votes and in any additional dialogue and will consider the outcome of the vote and those opinions when making future compensation decisions.
We currently conduct annual advisory votes on executive compensation. Unless the Board modifies this policy, the next advisory vote on executive compensation will be held at our 2021 annual meeting of stockholders.
Recommendation
The Board believes that the information provided above and within the Compensation Discussion and Analysis section of this Proxy Statement demonstrates that our executive compensation program was designed appropriately, has taken into account the opinions expressed by our stockholders, and aligns our executives’ interests with our stockholders’ interests to support long-term value creation.
The following resolution will be submitted for a stockholder vote at the Annual Meeting:
“Resolved, that the Company’s stockholders approve, on an advisory basis, the compensation paid to the Company’s Named Executive Officers, as disclosed pursuant to Securities and Exchange Commission rules in the Compensation Discussion and Analysis, the compensation tables and the accompanying narrative disclosure, in this Proxy Statement.”
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF
THE ADVISORY (NON-BINDING) RESOLUTION TO APPROVE
THE COMPENSATION PAID TO THE COMPANY’S NAMED EXECUTIVE OFFICERS.

PROPOSAL NO. 4
APPROVAL OF THE COMPANY’S AMENDED AND RESTATED 2017 PLAN
Introduction
On June 20, 2017 at a Special Meeting of Stockholders, stockholders approved the Farmer Bros. Co. 2017 Long-Term Incentive Compensation Plan (the “2017 Plan”). On October 26, 2020, upon recommendation of the Compensation Committee, the Board adopted an amendment and restatement of the 2017 Plan in the form of the Farmer Bros. Co. Amended and Restated 2017 Long-Term Incentive Plan (the “Amended and Restated 2017 Plan”), subject to approval by the Company’s stockholders at the Annual Meeting.
We are asking our stockholders to approve the Amended and Restated 2017 Plan to ensure that we are able to continue granting equity and equity-linked long-term incentive compensation awards to our key employees and directors. Our Board believes that the effective use of equity and equity-linked long-term incentive compensation awards is vital to our ability to attract, retain, reward, and motivate our key employees and directors. Our Board believes that this, in turn, may help us achieve our growth objectives and enhance stockholder value. Stockholder approval of the Amended and Restated 2017 Plan will allow us to continue to provide these incentives.
If approved by stockholders, the Amended and Restated 2017 Plan will (i) increase the number of shares available for grant by 1,150,000 additional shares, which will maintain our ability to grant equity-linked long term compensation awards to our key employees and directors; (ii) extend the term until 2030, as the 2017 plan would otherwise expire on June 20, 2027; and (iii) reflect changes in the tax laws and other administrative changes.
Stockholder approval of the Amended and Restated 2017 Plan is necessary because the share reserve under the 2017 Plan has nearly been exhausted. If we do not obtain approval of the Amended and Restated 2017 Plan, then once we exhaust the share reserve under the 2017 Plan or once the 2017 Plan expires (if earlier), we will lose access to an important compensation tool that is key to our ability to attract, motivate, reward, and retain our key employees and directors.
Key Reasons Why You Should Vote to Approve the Amended and Restated 2017 Plan
Our Board recommends that you approve the Amended and Restated 2017 Plan for the following reasons:

•	Recruitment and Retention. The Amended and Restated 2017 Plan will allow us to continue to attract, retain, motivate and reward our key employees consistent with market practice.

•
Alignment with Stockholder Interests and Pay-for-Performance. Equity and equity-linked awards serve to align the interests of our key employees with those of our stockholders, focus our key employees on driving stockholder value accretion, and further link pay with performance.

•
Competitive Advantage. We view equity and equity-linked awards as a crucial component of our compensation program, which we believe helps us to remain competitive within our industry in attracting and retaining key talent, as equity-based compensation for executives is customary among public companies.

•
Reasonable Share Reserve. We are seeking to reserve an additional 1,150,000 shares for issuance pursuant to the 2017 Plan that we believe is reasonable and that we estimate would be sufficient to accommodate approximately three to four annual grant cycles based on our historical grant practices and our share price projections.

Key Features of the 2017 Plan
We believe that the 2017 Plan reflects a broad range of compensation and governance best practices, with some of the key features of the 2017 Plan as follows:

•
No Liberal Share Recycling. The share pool under the 2017 Plan is not subject to liberal share “recycling” provisions, meaning (among other things) that shares used to pay the exercise price of stock options, and shares tendered or withheld to satisfy tax withholding obligations with respect to an award, do not again become available for grant.

•
No “Reload” Stock Options. The 2017 Plan does not permit grants of stock options with a “reload” feature that would provide for additional stock options to be granted automatically to a participant upon the participant’s exercise of previously-granted stock options.

•	Minimum Vesting Requirements. No award may vest prior to the first anniversary of the applicable grant date, subject to limited exceptions.

•	No Dividend Payments on Unvested Awards. Dividends and dividend equivalents in respect of unvested awards are not paid unless and until such awards vest.

•
Director Grant Limit. A grant-date fair value limit of $300,000 per year will apply to awards to non-employee directors. Additional annual award limits will also apply for other participants. For additional information, see the discussion below under “Description of the Amended and Restated 2017 Plan-Limitation on Awards and Shares Available.”

•
No Repricing or Replacement of Options or Stock Appreciation Rights (“SARs”). Awards under the Amended and Restated 2017 Plan may not be repriced, replaced or re-granted through cancellation or modification without stockholder approval if the effect would be to reduce the exercise price for the shares under the award. Cash buyouts of underwater awards are not permitted.

•
No In-the-Money Option or SAR Grants. The 2017 Plan prohibits the grant of options or SARs with an exercise or base price less than 100% of the fair market value of our Common Stock on the date of grant.

•
No “Evergreen” Provision. The total number of shares of Common Stock that may be issued under the Amended and Restated 2017 Plan is limited to the share reserve that is subject to stockholder approval. That is, the Amended and Restated 2017 Plan does not include an automatic share replenishment provision (also known as an “evergreen” provision)

•
No Increase to Shares Available for Issuance without Stockholder Approval. The Amended and Restated 2017 Plan prohibits any increase in the total number of shares of Common Stock that may be issued under the Amended and Restated 2017 Plan without stockholder approval, other than adjustments in connection with certain corporate reorganizations, changes in capitalization and other events, as described below.

•
No Single-Trigger Accelerated Vesting; No Gross-Ups. Under the Amended and Restated 2017 Plan, there is no single-trigger accelerated vesting in connection with a change in control in which the acquirer assumes, continues, converts or replaces outstanding awards. Further, the Amended and Restated 2017 Plan does not provide for excise tax gross-ups.

•
Clawback Policies. Awards made under the Amended and Restated 2017 Plan will be subject to recoupment or clawback to the extent required to comply with applicable laws or any applicable Company clawback policy.

Share Reserve
In its determination to approve the Amended and Restated 2017 Plan, the Board sought to ensure that the Company would have an available pool of shares from which to grant long-term equity and equity-linked incentive awards for a reasonable period of time into the future. The Board believes these awards serve a key incentive and retention mechanism for the Company’s key employees and directors. However, the Board is mindful of its responsibility to our stockholders to exercise judgment in granting equity and equity-linked awards and seeks to proactively manage dilution.

In determining the share reserve increase under the Amended and Restated 2017 Plan, the Board reviewed the Compensation Committee’s recommendations, which were made in consideration of information and analysis prepared by Meridian. Specifically, the Compensation Committee considered the following

•
Overhang. The Compensation Committee considered the potential dilution from outstanding and future potential equity awards (“overhang”) both in absolute terms and relative to industry peers. At the end of fiscal 2020, approximately 994,377 shares were subject to outstanding awards under the 2017 Plan or remained available for future grants of awards under the 2017 Plan, which represented approximately 5.5% of our fully diluted common shares outstanding, or our overhang percentage. If our stockholders approve the Amended and Restated 2017 Plan, the 1,150,000 additional shares proposed to be reserved for issuance under the 2017 Plan, as amended by the Amended and Restated 2017 Plan, would increase our overhang percentage by 6.4% to approximately 11.9% total.

•	Burn Rate. The Company’s three-year average burn rate for 2018 through 2020 is 2.1%, which is in line with what is customary levels for our industry.

•
Share Usage. If the Amended and Restated 2017 Plan is approved, we estimate that the shares reserved for issuance thereunder would be sufficient for approximately three to four years of awards, assuming we grant awards consistent with our current projections. Of course, we cannot predict future share usage with certainty, and circumstances may change and require us to reevaluate and modify our equity grant practices. However, based on the foregoing, we expect that we would not require an additional increase to the share reserve under the 2017 Plan until 2023 or 2024 (primarily dependent on award levels and hiring activity during the next few years, as well as terminations and forfeitures), noting again that this timeline is an estimate and the share reserve under the 2017 Plan, as amended by the Amended and Restated 2017 Plan, could actually last for a longer or shorter period of time, depending on future circumstances, which we cannot predict with certainty at this time.

In light of the factors described above, and the fact that our ability to continue to grant equity and equity-based compensation is vital to our ability to continue to attract and retain key personnel in the labor markets in which we compete, the Board has determined that the size of the share reserve increase under the Amended and Restated 2017 Plan is reasonable and appropriate at this time.

Stockholder Approval Requirement
Stockholder approval of the Amended and Restated 2017 Plan is necessary in order for us to (1) meet the stockholder approval requirements of NASDAQ, and (2) retain the ability to grant incentive stock options (“ISOs”) beyond June 20, 2027 when the 2017 Plan would otherwise expire. If the Amended and Restated 2017 Plan is not approved, then the 2017 Plan will continue on its current terms until June 20, 2027 or, if earlier, when all shares previously approved for issuance under such plan are exhausted.
Description of the Amended and Restated 2017 Plan
The following sets forth a description of the material terms of the Amended and Restated 2017 Plan. The following summary is qualified in its entirety by reference to the full text of the Amended and Restated 2017 Plan attached hereto as Appendix A.

Share Reserve

If approved by stockholders the maximum number of shares that may be issued as Awards will be increased by 1,150,000 shares so that an aggregate number of shares of our common stock available for issuance pursuant to awards granted under the Amended and Restated 2017 Plan would be the sum of (i) 2,050,000 shares (which includes the shares previously granted under the Amended and Restated 2017 Plan), plus (ii) the number of shares of our common stock subject to awards under either of our Amended and Restated 2007 Long-Term Incentive Plan, and its predecessor plan, the Farmer Bros. Co. 2007 Omnibus Incentive Plan (together, the “Prior Plans”) that expire or are forfeited, cancelled or similarly lapse after June 20, 2017. Shares granted under the Amended and Restated 2017 Plan may be authorized but unissued shares, shares purchased in the open market or treasury shares. If an award under the Amended and Restated 2017 Plan is forfeited, expires, lapses, is terminated, surrendered, repurchased, canceled without having being fully exercised or is settled for cash (including shares of restricted stock that are repurchased by the Company during the restricted period applicable to such shares at or below the price paid by the holder), any shares subject to such award may, to the extent of such forfeiture, expiration or cash settlement, be used again for new grants under the Amended and Restated 2017 Plan. The following shares will not be added back to the shares available for grant under the Amended and Restated 2017 Plan:

•	shares tendered by a holder or withheld by the Company in payment of the exercise price of an option or SAR granted under the Amended and Restated 2017 Plan, 2017 Plan or the Prior Plans;

•
shares tendered by the holder or withheld by the Company to satisfy any tax withholding obligation with respect to an award granted under the Amended and Restated 2017 Plan, 2017 Plan or the Prior Plans;

•
shares subject to a SAR granted under the Amended and Restated 2017 Plan, 2017 Plan or under the Prior Plans that are not issued in connection with the settlement of the SAR on exercise of the SAR with respect to such shares; and

•	shares purchased on the open market with the cash proceeds from the exercise of options granted under the Amended and Restated 2017 Plan, 2017 Plan or under the Prior Plans.

Awards granted under the Amended and Restated 2017 Plan upon the assumption of awards authorized or outstanding under a qualifying equity plan maintained by an entity with which we enter into a merger or similar corporate transaction will not reduce the shares available for grant under the Amended and Restated 2017 Plan to the extent that grants of Awards using such authorized shares are (i) permitted without stockholder approval under the rules of the principal securities exchange on which our common stock is then listed and (ii) made to individuals who were not employed by or providing services to the Company or its subsidiaries immediately prior to such transaction. Notwithstanding the foregoing, shares acquired by the exercise of substitute ISOs will count against the shares available for issuance, pursuant to the exercise of ISOs under the Amended and Restated 2017 Plan.

Administration

The Amended and Restated 2017 Plan will be administered by our Board, which may delegate its duties and responsibilities to committees of our directors and/or officers (our Board and such committees, the “plan administrator”), subject to certain limitations that may be imposed under Section 16 of the Exchange Act, and/or stock exchange rules, as applicable. The plan administrator will have the authority to take all actions and make all determinations under the Amended and Restated 2017 Plan, to interpret the Amended and Restated 2017 Plan and to adopt, amend and repeal administrative rules, guidelines and practices as it deems advisable. The Board may correct defects and ambiguities, supply omissions and reconcile inconsistencies in the Amended and Restated 2017 Plan or any award granted thereunder. The Board’s determinations under the Amended and Restated 2017 Plan are in its sole discretion and will be final and binding on all persons having or claiming any interest in the Amended and Restated 2017 Plan or any award granted thereunder.

Eligibility

The Amended and Restated 2017 Plan provides that awards other than ISOs may be granted to any of our officers, employees or directors or to any officers, employees or directors of our subsidiaries, and that ISOs may only be granted to our officers and employees or to officers or employees of our subsidiaries. As such all of our employees. approximately 1,210, are eligible to receive grants, as well as five non-employee directors. However, based on historic compensation practices, we have generally granted equity- or equity-linked awards only to our non-employee directors, to certain employees and officers at or above the level of Vice President and to a very limited number of employees below the level of Vice President. Based on these grant practices, approximately 45 employees and five non-employee directors would currently be selected as persons eligible to receive awards under the Amended and Restated 2017 Plan; however, these numbers are subject to change based on our organizational structure and operational requirements.

Minimum Vesting

Under the Amended and Restated 2017 Plan awards may generally not vest earlier than the date that is one year following the grant date of the award. However, the issuance of awards in an aggregate of up to 5% of the shares available for grant under the Amended and Restated 2017 Plan may be granted without respect to the minimum vesting provisions, as well as any awards made in exchange for fully vested cash payments, or awards to non-employee directors that vest based on continuous service from one annual meeting to the next, which may be less than a full one year period. Further, the plan administrator may elect to waive the vesting restrictions upon the participant’s termination of service due to death, disability, termination of service other than for cause, or upon a change in control.

Awards

The Amended and Restated 2017 Plan provides that the plan administrator may grant or issue options, including ISOs and non-qualified stock options (“NSOs”), SARs, restricted stock, RSUs, dividend equivalents and other stock-based and cash-based awards to eligible participants. Awards other than cash awards generally will be settled in shares of our common stock, but the plan administrator may provide for cash settlement of any award. Each award will be evidenced by an award agreement, which will detail all terms and conditions of the awards, including any applicable vesting and payment terms and post-termination exercise limitations, and in the case of an option, will be designated as either an ISO or NSO. A brief description of each award type follows.

Stock Options

Stock options provide for the purchase of shares of our common stock in the future at an exercise price set on the grant date. The Amended and Restated 2017 Plan provides for the grant of ISOs under the federal tax laws or NSOs. ISOs may be granted only to employees, and NSOs may be granted to employees or directors. The term of a stock option may not be longer than ten years. The exercise price of options will be determined by the plan administrator, provided that the exercise price of a stock option may not be less than 100% of the fair market value of the underlying share on the date of grant, except with respect to certain substitute options granted in connection with a corporate transaction. Vesting conditions determined by the plan administrator may apply to stock options and may include continued service, performance and/or other conditions.

Stock Appreciation Rights

SARs entitle their holder, upon exercise, to receive from us an amount equal to the difference between the fair market value of the shares subject to the SAR on the exercise date and the exercise price of the SAR. Each SAR will be governed by a stock appreciation right agreement and may be granted in connection with stock options or other awards, or separately. The exercise price of a SAR may not be less than 100% of the fair market value of the underlying share on the date of grant and the term of a SAR may not be longer than ten years. Vesting conditions determined by the plan administrator may apply to SARs and may include continued service, performance and/or other conditions.

Restricted Stock and Restricted Stock Units

Restricted stock is an award of nontransferable shares of our common stock that remain forfeitable unless and until specified conditions are met, and which may be subject to a purchase price. RSUs are contractual promises to deliver shares of our common stock in the future, which may also remain forfeitable unless and until specified conditions are met. Delivery of the shares underlying RSUs may be deferred under the terms of the award or at the election of the participant, if the plan administrator permits such a deferral. Vesting conditions applicable to restricted stock and RSUs may be based on continuing service, the attainment of performance goals and/or such other conditions as the plan administrator may determine. Holders of restricted stock, unlike recipients of other equity awards, will have the right to receive accumulated dividends, if any, with respect to the period prior to the time when the restrictions lapse. However, such dividends will not be paid until and to the extent that the underlying awards vest.

Dividend Equivalents

Dividend equivalents represent the right to receive the equivalent value of the dividends, if any, per share paid by us on shares of common stock, and may be granted alone or in tandem with awards other than stock options or SARs, except that dividend equivalents with respect to awards that are not vested at the time the underlying dividend is paid shall be accumulated subject to vesting to the same extent as the related award, and will be paid at the same time as the applicable award vests.

Other Stock or Cash-Based Awards

Subject to the provisions of the Amended and Restated 2017 Plan, the plan administrator shall determine the terms and conditions of each other stock or cash-based award, including the term of the award, any exercise or purchase price, performance goals, transfer restrictions, vesting conditions and other terms and conditions. Other stock or cash-based awards may be paid in cash, shares of our common stock, or a combination of cash and shares of our common stock, as determined by the plan administrator, and may be available as a form of payment in the settlement of other awards granted under the Amended and Restated 2017 Plan, as stand-alone payments, as a part of a bonus, deferred bonus, deferred compensation or other arrangement, and/or as payment in lieu of compensation to which an individual is otherwise entitled.

Performance-Based Compensation

Under the Amended and Restated 2017 Plan the plan administrator may grant Awards that are performance based, including performance bonus and performance share vesting awards. In doing so the administrator may establish one or more performance criteria on which such award will be earned or vested, including but not limited to: (i) net earnings or losses (either before or after one or more of the following: interest, taxes, depreciation, amortization and non-cash equity-based compensation expense), (ii) gross or net sales revenue or sales or revenue growth, (iii) gross or net organic sales volume or organic sales volume growth, (iv) net income (either before or after taxes) or adjusted net income, (v) sales related goals, (vi) sales from one or more products (or categories of products) as a percentage of total sales or revenue, (vii) profits (including but not limited to gross profits, net profits, profit growth, net operation profit or economic profit), profit return ratios or operating profit margin, (viii) operating earnings (either before or after taxes or before or after allocation of corporate overhead and bonus), (ix) cash on hand, (x) cash flow (including operating cash flow and free cash flow or cash flow return on capital), (xi) return on assets, asset growth or asset turnover, (xii) return on capital or invested capital, (xiii) cost of capital, (xiv) return on stockholders’ equity, (xv) total stockholder return, (xvi) costs, reductions in costs and cost control measures, (xvii) expense management, (xviii) working capital, (xix) net earnings per share, (xx) adjusted net earnings per share, (xxi) price per share or dividends per share (or appreciation in or maintenance of such price or dividends), (xxii) regulatory achievements or compliance (xxiii) implementation, completion or attainment of objectives relating to systems, research, development, regulatory, commercial or strategic milestones or developments, (xxiv) market share), (xxv) economic value or economic value added models, (xxvi) division, group or corporate financial goals, (xxvii) customer satisfaction/growth, (xxviii) customer service, (xxix) employee satisfaction, (xxx) effective recruitment and retention of personnel, (xxxi) succession plan development and implementation, (xxxii) human resources management, (xxxiii) supervision of litigation and other legal matters, (xxxiv) strategic partnerships and transactions, (xxxv) financial ratios (including those measuring liquidity, activity, profitability or leverage), (xxxvi) debt levels or reductions and financial risk management, (xxxvii) financing and other capital raising transactions, (xxxviii) acquisition activity, (xxxix) investment sourcing activity, (xl) marketing initiatives, (xli) safety enhancement, (xlii) improved product quality, (xliii) expansion of product lines, (xliv) creation of operating efficiencies and/or (xlv) geographic expansion, any of which may be measured either in absolute terms or as compared to any incremental increase or decrease or as compared to results of a peer group or to market performance indicators or indices. The Amended and Restated 2017 Plan also permits the plan administrator to make adjustments to the applicable performance criteria, with any such adjustments to reflect the inclusion or exclusion of the impact of an event or occurrence which the plan administrator determines should appropriately be included or excluded, including but not limited to (a) restructurings, discontinued operations, special items, and other unusual, infrequently occurring or non-recurring charges, events or items; (b) asset sales or write-downs; (c) litigation or claim judgments or settlements; (d) acquisitions or divestitures; (e) reorganization or change in the corporate structure or capital structure of the Company; (f) an event either not directly related to the operations of the Company, subsidiary, division, business segment or business unit or not within the reasonable control of management; (g) foreign exchange gains and losses; (h) a change in the fiscal year of the Company; (i) the refinancing or repurchase of bank loans or debt securities; (j) unbudgeted capital expenditures; (k) the issuance or repurchase of equity securities and other changes in the number of outstanding shares; (l) conversion of some or all of convertible securities to common stock; (m) any business interruption event; (n) changes in pricing; (o) changes in foreign currency exchange rates; (p) the cumulative effects of tax or accounting changes in accordance with U.S. generally accepted accounting principles; (q) gains and losses that are treated as unusual in nature or that occur infrequently under Accounting Standards Codification Topic 225; or (r) the effect of changes in other laws or regulatory rules affecting reported results.

Transferability of Awards

Awards are transferable only by will and the laws of descent and distribution, or to the extent authorized by the plan administrator, to certain permitted transferees, including members of the participant’s immediate family. The participant may also designate one or more beneficiaries in the event of death on a designated form provided by the plan administrator.

Changes in Capitalization; Corporate Transactions

In the event of certain transactions and events affecting our common stock, such as stock dividends, stock splits, mergers, acquisitions, consolidations, other corporate transactions, other unusual or nonrecurring transactions or events affecting the Company or its financial statements, or any change in applicable law or accounting principles, the plan administrator has broad discretion to take action under the Amended and Restated 2017 Plan, as well as make adjustments to the terms and conditions of existing and future awards, to prevent the dilution or enlargement of intended benefits, to facilitate such transactions or events, including providing for the cash-out, assumption, substitution, accelerated vesting or termination of awards, or to give effect to such changes in applicable law or accounting principles. In addition, in the event of certain non-reciprocal transactions with our stockholders known as “equity restructurings,” the plan administrator shall make equitable adjustments to the Amended and Restated 2017 Plan and outstanding awards.

Change in Control

In the event of a change in control of the Company (as defined in the Amended and Restated 2017 Plan), outstanding awards under the Amended and Restated 2017 Plan may be continued, converted, assumed or replaced by the acquirer. If the acquirer declines to provide for any of the foregoing alternatives, then awards which would otherwise lapse as a result will instead become fully vested and, as applicable, exercisable, and all forfeiture, repurchase and other restrictions on such awards will lapse immediately prior to such change in control. However, any such awards that are subject to performance-based vesting shall vest based on the greater of (i) target performance pro-rated based on the number of days elapsed in the applicable performance period through the date of the change in control over the total number of days in the applicable performance period or (ii) actual performance through the date of the change in control with the applicable performance goals, to the extent possible, adjusted to reflect the truncated performance period.

Foreign Participants, Claw-Back Provisions Withholding

The plan administrator may modify award terms or establish sub-plans or procedures under the Amended and Restated 2017 Plan to address differences in laws, rules, regulations or customs of such foreign jurisdictions with respect to tax, securities, currency, employee benefit or other matters. All awards will be subject to the provisions of any claw-back policy implemented by the Company to the extent set forth in such claw-back policy and/or in the applicable award agreement and/or to the extent required to comply with applicable law. With regard to tax withholding, exercise price and purchase price obligations arising in connection with awards under the Amended and Restated 2017 Plan, the plan administrator may, in its discretion, accept cash, wire or check, shares of our common stock that meet specified conditions, a “market sell order” or such other consideration as it deems suitable.

Amendment; Termination

Our Board may amend, suspend or terminate the Amended and Restated 2017 Plan at any time, provided that, subject to certain exceptions set forth in the Amended and Restated 2017 Plan, no amendment, suspension or termination will, without the consent of the holder, materially and adversely affect any rights or obligations under any Award previously granted, unless the Award itself otherwise expressly so provides. In addition, except in connection with certain changes in our capital structure, stockholder approval will be required for any amendment that increases the number of shares available under the Amended and Restated 2017 Plan or the award limits or director limits under the Amended and Restated 2017 Plan, “reprices” any stock option or SAR, or cancels any stock option or SAR in exchange for cash or another award when the option or SAR price per share exceeds the fair market value of the underlying shares. The Amended and Restated 2017 Plan will terminate and no further awards will be granted after December 9, 2030, the tenth anniversary of its approval by stockholders.
Material U.S. Federal Income Tax Consequences
The following is a general summary under current law of the principal United States federal income tax consequences related to awards under the Amended and Restated 2017 Plan. This summary deals with the general federal income tax principles that apply and is provided only for general information. Some kinds of taxes, such as state, local and foreign income taxes and federal employment taxes, are not discussed. This summary is not intended as tax advice to participants, who should consult their own tax advisors.

Non-Qualified Stock Options
A participant receiving NSOs under the Amended and Restated 2017 Plan should not recognize income for federal income tax purposes on the grant of the option. Generally, the participant should recognize ordinary income at the time of exercise in an amount equal to the fair market value of the shares acquired on the date of exercise, less the exercise price paid for the shares. The participant’s basis in the Common Stock for purposes of determining gain or loss on a subsequent sale or disposition of such shares generally will be the fair market value of our Common Stock on the date the participant exercises such option. Any subsequent gain or loss will be taxable as a long-term or short-term capital gain or loss. The employer generally should be entitled to a federal income tax deduction at the time and for the same amount as the participant recognizes ordinary income.
Incentive Stock Options
A participant receiving ISOs under the Amended and Restated 2017 Plan should not recognize taxable income upon grant. Additionally, if applicable holding period requirements are met, the participant should not recognize taxable income at the time of exercise. However, the excess of the fair market value of the shares of our Common Stock received over the option exercise price may constitute an item of tax preference income potentially subject to the alternative minimum tax. If stock acquired upon exercise of an ISO is held for a minimum of two years from the date of grant and one year from the date of exercise and otherwise satisfies the ISO requirements, the gain or loss (in an amount equal to the difference between the fair market value on the date of disposition and the exercise price) upon disposition of the stock will be treated as a long-term capital gain or loss, and we will not be entitled to any deduction in respect of the ISO. If the holding period requirements are not met, the ISO will be treated as one that does not meet the requirements of the Code for ISOs and the participant will recognize ordinary income at the time of the disposition equal to the excess of the amount realized over the exercise price, but not more than the excess of the fair market value of the shares on the date the ISO is exercised over the exercise price, with any remaining gain or loss being treated as capital gain or capital loss. The employer is not entitled to a tax deduction upon either the exercise of an ISO or upon disposition of the shares acquired pursuant to such exercise, except to the extent that the participant recognizes ordinary income on disposition of the shares.
Restricted Stock
If the restrictions on an award of shares of restricted stock are sufficient to constitute a substantial risk of forfeiture and cause the shares not to be freely transferable (each within the meaning of Section 83 of the Code), the participant will not recognize income for federal income tax purposes at the time of the award unless the participant affirmatively elects to include the fair market value of the shares of restricted stock on the date of the award, less any amount paid for the shares, in gross income for the year of the award pursuant to Section 83(b) of the Code. In the absence of this election, the participant will be required to include in income for federal income tax purposes on the date the shares either become freely transferable or are no longer subject to a substantial risk of forfeiture (each within the meaning of Section 83 of the Code), the fair market value of the shares of restricted stock on such date, less any amount paid for the shares. The employer will be entitled to a deduction at the time of income recognition to the participant in an amount equal to the amount the participant is required to include in income with respect to the shares, subject to the deduction limitations described below. If a Section 83(b) election is timely made within 30 days after the date the restricted stock is received, the participant will recognize ordinary income at the time of the receipt of the restricted stock, and the employer will be entitled to a corresponding deduction, equal to the fair market value of the shares at the time, less any amount paid, if any, by the participant for the restricted stock. If a Section 83(b) election is made, no additional income will be recognized by the participant upon the lapse of restrictions on the restricted stock, but, if the restricted stock is subsequently forfeited, the participant may not deduct the income that was recognized pursuant to the Section 83(b) election at the time of the receipt of the restricted stock.
If the restrictions on an award of restricted stock do not cause the shares to be both subject to a substantial risk of forfeiture and not freely transferable (each within the meaning of Section 83 of the Code), the participant will recognize ordinary income for federal income tax purposes at the time of the transfer of the shares in an amount equal to the fair market value of the shares of restricted stock on the date of the transfer, less any amount paid therefor. The employer will be entitled to a deduction at that time in an amount equal to the amount the participant is required to include in income with respect to the shares, subject to the deduction limitations described below.
Restricted Stock Units
There are no federal income tax consequences to either the participant or the employer upon the grant of RSUs. Generally, the participant will recognize ordinary income subject to withholding upon the receipt of cash and/or transfer of shares of Common Stock in payment of the RSUs in an amount equal to the aggregate of the cash received and the fair market value of the common stock to be transferred. Subject to the deduction limitations described below, the employer generally will be entitled to a corresponding tax deduction equal to the amount includible in the participant’s income. If RSUs are structured in a manner that constitutes “deferred compensation” for federal income tax purposes, then applicable employment taxes will become due and will be withheld in the year that the RSUs vest, while income tax withholding will still occur in the year in which cash or shares are paid to the participant in satisfaction of the RSUs.

Dividend Equivalents
Generally, a participant will recognize ordinary income subject to withholding upon the payment of any dividend equivalents paid with respect to an award in an amount equal to the cash the participant receives. Subject to the deduction limitations described below, the employer generally will be entitled to a corresponding tax deduction equal to the amount includible in the participant’s income.
Other Stock or Cash-Based Awards
Generally, cash awards and other stock awards are subject to tax at the time of payment. Subject to the deduction limitations described below, the employer generally will be entitled to a corresponding tax deduction equal to the amount includible in the participant’s income.
Excess Parachute Payments
Section 280G of the Code limits the deduction that an employer may take for otherwise deductible compensation payable to certain individuals if the compensation constitutes an “excess parachute payment.” Excess parachute payments arise from payments made to disqualified individuals that are in the nature of compensation and are contingent on changes in ownership or control of the employer or certain affiliates. Grants of awards in relative proximity to a change in ownership or control of the Company or its affiliates and/or accelerated vesting or payment of awards in connection with such a change in ownership or control could result in excess parachute payments. In addition to the deduction limitation applicable to the employer, a disqualified individual receiving an excess parachute payment is subject to a 20% excise tax on the amount thereof. The Amended and Restated 2017 Plan does not provide for any excise tax gross-ups.

Section 409A of the Code
Certain types of awards under the Amended and Restated 2017 Plan may constitute, or provide for, a deferral of compensation subject to Section 409A of the Code. Unless certain requirements set forth in Section 409A of the Code are met, holders of awards subject to Section 409A of the Code may be taxed earlier than would otherwise be the case (e.g., at the time of vesting instead of the time of payment or exercise) and may be subject to an additional 20% penalty tax (and, potentially, certain interest penalties and additional state taxes). To the extent applicable, the Amended and Restated 2017 Plan and awards granted under the Amended and Restated 2017 Plan are intended to be structured and interpreted in a manner that either complies with or is exempt from Section 409A of the Code and the Department of Treasury regulations and other interpretive guidance that may be issued under Section 409A of the Code. To the extent determined necessary or appropriate by the plan administrator, the Amended and Restated 2017 Plan and applicable award agreements may be amended to further comply with Section 409A of the Code or to exempt the applicable awards from Section 409A of the Code.
Removal of Section 162(m) Provisions.
Section 162(m) of the Internal Revenue Code, or the Code, prior to the Tax Cuts and Jobs Act of 2017 (the “TCJA”), allowed performance based compensation that met certain requirements to be tax deductible regardless of amount.  This qualified performance based compensation exception was repealed as part of the TCJA.  We have removed certain provisions from the Restated Plan which were otherwise required for awards to qualify as performance-based compensation under the Section 162(m) exception prior to its repeal,  including, without limitation,  a limit on the number of awards that may be granted to an individual in any calendar year.  Awards granted prior to November 2, 2017 may be grandfathered under the old law subject to certain limited transition relief.
New Plan Benefits
No awards will be granted pursuant to the Amended and Restated 2017 Plan unless and until it is approved by the Company’s stockholders. In addition, awards under the Amended and Restated 2017 Plan, are subject to the discretion of the plan administrator, and the amount of awards or benefits to be received by any individual under the Amended and Restated 2017 Plan is therefore not determinable.
Equity Compensation Plan Information
Information about our equity compensation plans at June 30, 2020 that were either approved or not approved by our stockholders were as follows:

Plan Category	Number of Shares to be Issued Upon Exercise / Vesting of Outstanding Options or Rights(2)	Weighted Average Exercise Price of Outstanding Options(3)	Number of Shares Remaining Available for Future Issuance(4)
Equity compensation plans approved by stockholders(1)	535,430	$13.56	458,947
Equity compensation plans not approved by stockholders (5)	88,495	$6.72	211,505
Total	623,925		670,452
________________

(1)
Includes shares issued under the Prior Plans and the 2017 Plan. The 2017 Plan succeeded the Prior Plans. On the Effective Date of the 2017 Plan, the Company ceased granting awards under the Prior Plans; however, awards outstanding under the Prior Plans will remain subject to the terms of the applicable Prior Plan.

(2)
Includes shares that may be issued upon the achievement of certain financial and other performance criteria as a condition to vesting in addition to time-based vesting pursuant to PBRSUs granted under the 2017 Plan. The PBRSUs included in the table include the maximum number of shares that may be issued under the awards. Under the terms of the awards, the recipient may earn between 0% and 150% of the target number of PBRSUs depending on the extent to which the Company meets or exceeds the achievement of the applicable financial performance goals.

(3)	Does not include outstanding PBRSUs.

(4)
The 2017 Plan authorizes the issuance of (i) 900,000 shares of common stock plus (ii) the number of shares of common stock subject to awards under the Company’s Prior Plans that are outstanding as of the Effective Date and that expire or are forfeited, cancelled or similarly lapse following the Effective Date. Subject to certain limitations, shares of common stock covered by awards granted under the 2017 Plan that are forfeited, expire or lapse, or are repurchased for or paid in cash, may be used again for new grants under the 2017 Plan. Shares of common stock granted under the 2017 Plan may be authorized but unissued shares, shares purchased on the open market or treasury shares. In no event will more than 900,000 shares of common stock be issuable pursuant to the exercise of incentive stock options under the 2017 Plan. The 2017 Plan provides for the grant of stock options (including incentive stock options and non-qualified stock options), stock appreciation rights, restricted stock, restricted stock units, dividend equivalents, performance shares and other stock- or cash-based awards to eligible participants. Non-employee directors of the Company and employees of the Company or any of its subsidiaries are eligible to receive awards under the 2017 Plan.

(5)	Consists of grants made under the Farmer Bros. Co. 2020 Inducement Incentive Award Plan (the “Inducement Award Plan”), which in accordance with Rule 5635(c
(4) of the Nasdaq Stock Market LLC listing rules (“Rule 5635(c)(4)”) permits grants of up to 300,000 shares of common stock to newly hired employees who have not previously been a member of the Board, or to an employee who is being rehired following a bona fide period of non-employment by the Company or a subsidiary, as a material inducement to the employee's entering into employment with the Company or its subsidiary. Subject to certain limitations, shares of common stock covered by awards granted under the Inducement Award Plan that are forfeited, expire or lapse, or are repurchased for or paid in cash, may be used again for new grants under the 2017 Plan. The Inducement Award Plan allows for the grant of non-qualified stock options, stock appreciation rights, restricted stock, restricted stock units, and dividend equivalents
Required Vote for Approval and Recommendation of the Board of Directors
You may vote for or against this proposal or you may abstain from voting. Assuming the presence of a quorum, the affirmative vote of a majority of the shares present or represented by proxy and entitled to vote at the Annual Meeting is required to approve the Amended and Restated 2017 Plan. Abstentions will have the same effect as votes “against” the proposal. Broker non-votes will have no effect on the vote outcome.
The Board believes that approving the Amended and Restated 2017 Plan is in the best interest of our stockholders. In particular, approving the Amended and Restated 2017 Plan will ensure the Company is able to continue providing equity incentives to directors, executive officers and other employees beyond the limited share reserve remaining under the 2017 Plan. The Board believes that the effective use of equity-based long-term incentive compensation will be integral to the Company’s success in the past, and that a continued link between participants’ pay and stockholder returns will be vital to its future performance.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF THE FARMER BROS. CO. AMENDED AND RESTATED 2017 LONG TERM INCENTIVE PLAN
.

DIRECTOR COMPENSATION
Non-Employee Director Compensation
The compensation program for our non-employee directors is intended to fairly compensate our non-employee directors for the time and effort required of a director given the size and complexity of the Company’s operations. Portions of the compensation program utilize our stock in order to further align the interests of the directors with all other stockholders of the Company and to motivate the directors to focus on the long-term financial interest of the Company. Directors who are Company employees are not paid any additional fees for serving on the Board or for attending Board meetings.
During fiscal 2020 Mr. Mottern served both as a director and as our Interim President and Chief Executive Officer and as a non-employee director. His compensation received as a director is included in and discussed above under items captioned “Compensation Discussion and Analysis” and “Named Executive Officer Compensation”.
The Company's non-employee director compensation program is as follows:

Form of Non-Employee Director Compensation	Director Compensation Program
Annual Board Cash Retainer	$60,000
Committee Chair Cash Retainer	$10,000 for Compensation Committee and Nominating and Corporate Governance Committee $15,000 for Audit Committee
Non-Chair Committee Cash Retainer	$7,500 for Compensation Committee and Nominating and Corporate Governance Committee $10,000 for Audit Committee
Chairman of the Board Cash Retainer	$50,000, with no additional fees for committee service
Meeting Fees	$2,000, only paid for Board or committee meetings in excess of seven in a fiscal year
Annual Equity Award Value	$65,000
Expense Reimbursement
Payment or reimbursement of reasonable travel expenses from outside the greater Dallas-Fort Worth area, in accordance with Company policy, incurred in connection with attendance at Board and committee meetings, as well as payment or reimbursement of amounts incurred in connection with director continuing education

Other	Ad hoc committee fees are determined from time to time by the Board, as needed.
The annual grant of restricted stock is generally made on the date on which the Company holds its annual meeting of stockholders or such other date as the Board may determine, in each case, subject to any blackout period under the Company’s insider trading policy. In fiscal 2020, the annual grant of restricted stock was made on December 10, 2019. Each non-employee director received a grant of 4,137 shares of restricted stock based on the closing price per share of our Common Stock on December 10, 2019 ($15.71). Such grants cliff vest on the one-year anniversary of the grant date, subject to continued service to the Company through the vesting date and the acceleration provisions of the 2017 Plan and the restricted stock award agreement.
Stock Ownership Guidelines
Under the Company’s stock ownership guidelines, a non-employee director is expected to own and hold during his or her service as a Board member a number of shares of Common Stock with a value of at least four (4) times their annual retainer, and is not permitted to sell any shares of Common Stock received as grants under the Company’s long-term incentive plans unless and until the non-employee director achieves and maintains this threshold share ownership level.
Shares of Common Stock that count toward satisfaction of these guidelines include (to the extent applicable): (i) shares of Common Stock owned outright by the non-employee director and his or her immediate family members who share the same household, whether held individually or jointly; (ii) restricted stock or restricted stock units (whether or not the restrictions have lapsed); (iii) shares of Common Stock held in trust for the benefit of the non-employee director or his or her family; and (iv) shares of Common Stock issuable under vested options held by the non-employee director.
Director Compensation Table
The following table shows fiscal 2020 non-employee director compensation:

Director	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Change in Pension Value ($)(2)	All Other Compensation ($)(3)	Total ($)
Hamideh Assadi	35,000	—	2,075	2,457	39,532
Allison M. Boersma	61,875	64,992	—	—	126,867
Randy E. Clark	82,500	64,992	—	—	147,492
Stacy Loretz-Congdon	73,125	64,992	—	—	138,117
Charles F. Marcy	63,125	64,992	—	—	128,117
David W. Ritterbush	56,250	64,992	—	—	121,242

(1)
Represents the full grant date fair value of restricted stock granted to each non-employee director in fiscal 2020, computed in accordance with FASB ASC Topic 718. A discussion of the assumptions used in calculating the amounts in this column may be found in Note 16 to our audited consolidated financial statements for the fiscal year ended June 30, 2020, included in our 2020 Form 10-K, except that, as required by applicable SEC rules, we did not reduce the amounts in this column for any risk of forfeiture relating to service-based (time-based) vesting conditions. The aggregate number of shares of restricted stock outstanding at June 30, 2020 for each non-employee director were as follows: Ms. Boersma, 4,137 shares; Mr. Clark, 4,137 shares; Ms. Loretz-Congdon, 4,137; Mr. Marcy, 4,137 shares; and Mr. Ritterbush, 4,137 shares. Ms. Assadi stepped down as a director in January 2020 and did not own any shares of restricted stock as of June 30, 2020.

(2)
Represents the aggregate change in the actuarial present value of the accumulated benefit under all defined benefit and actuarial pension plans from the pension plan measurement date used for financial statement reporting purposes with respect to the Company’s audited consolidated financial statements for the fiscal year ended June 30, 2019 to the pension plan measurement date used for financial statement reporting purposes with respect to the Company’s audited consolidated financial statements for the fiscal year ended June 30, 2020. The aggregate change in the actuarial present value of the accumulated benefit under the Company’s defined benefit pension plan for Ms. Assadi was $2,075 due to a lower discount rate and payment of benefits to Ms. Assadi under the plan in fiscal 2020.

(3)
All Other Compensation for Ms. Assadi includes life insurance premiums paid by the Company under the Company’s postretirement death benefit plan ($2,030) and the economic benefit of the associated life insurance policy ($427).

Director Indemnification
Under the Company's Certificate of Incorporation and By-Laws, the current and former directors are entitled to indemnification and advancement of expenses from the Company to the fullest extent permitted by Delaware corporate law. The Board of Directors has approved a form of Indemnification Agreement (“Indemnification Agreement”) to be entered into between the Company and its directors and officers. The Company’s Board of Directors may from time to time authorize the Company to enter into additional indemnification agreements with future directors and officers of the Company.

The Indemnification Agreements provide, among other things, that the Company will, to the extent permitted by applicable law, indemnify and hold harmless each indemnitee if, by reason of his or her corporate status as a director, officer, trustee, general partner, managing member, fiduciary, employee or agent of the Company or of any other enterprise which such person is or was serving at the request of the Company, such indemnitee was, is or is threatened to be made, a party to or a participant (as a witness or otherwise) in any threatened, pending or completed proceeding, whether formal or informal, whether brought in the right of the Company or otherwise and whether of a civil, criminal, administrative or investigative nature, against all expenses, judgments, fines, penalties and amounts paid in settlement actually and reasonably incurred by him or her or on his or her behalf in connection with such proceeding. In addition, the Indemnification Agreements provide for the payment, advancement or reimbursement of expenses incurred by the indemnitee in connection with any such proceeding to the fullest extent permitted by applicable law. The Indemnification Agreements also provide that, in the event of a Potential Change in Control (as defined in the Indemnification Agreements), the Company will, upon request by the indemnitee, create a trust for the benefit of the indemnitee and fund such trust in an amount sufficient to satisfy expenses reasonably anticipated to be incurred in connection with investigating, preparing for, participating in or defending any proceedings, and any judgments, fines, penalties and amounts paid in settlement in connection with any proceedings. The Indemnification Agreements do not exclude any other rights to indemnification or advancement of expenses to which the indemnitee may be entitled, including any rights arising under the Certificate of Incorporation or By-Laws of the Company, or the Delaware General Corporation Law. The Company is also obligated to maintain directors’ and officers’ liability insurance coverage, including tail coverage under certain circumstances.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS
Review and Approval of Related Person Transactions
Under the Company’s written Policies and Procedures for the Review, Approval or Ratification of Related Person Transactions, a related person transaction may be consummated or may continue only if the Audit Committee approves or ratifies the transaction in accordance with the guidelines set forth in the policy. The policy applies to: (i) any person who is, or at any time since the beginning of the Company’s last fiscal year was, a director, nominee for director or executive officer of the Company; (ii) any person who is known to be the beneficial owner of more than 5% of any class of the Company’s voting securities; and (iii) any immediate family member, as defined in the policy, of, or sharing a household with, any of the foregoing persons. For purposes of the policy, a related person transaction includes, but is not limited to, any financial transaction, arrangement or relationship or any series of similar transactions, arrangements or relationships, specifically including indebtedness and guarantees of indebtedness and transactions involving employment, consulting or similar arrangements, between the Company and any of the foregoing persons since the beginning of the Company’s last fiscal year, or any currently proposed transaction in which the Company was or is to be a participant or a party, in which the amount involved exceeds $120,000, and in which any of the foregoing persons had or will have a direct or indirect material interest.
The Company will maintain a related person master list to assist in identifying related person transactions, which will be distributed by the Company’s General Counsel to the Company’s executive officers; the function or department managers responsible for purchasing goods or services for the Company and its subsidiaries; the director of accounts payable and the director of accounts receivable for the Company and its subsidiaries; and any other persons whom the Audit Committee, the Chief Compliance Officer or the General Counsel may designate.
Upon referral by the Chief Compliance Officer, General Counsel or Secretary of the Company, any proposed related person transaction will be reviewed by the Audit Committee for approval or disapproval based on the following:

•
The materiality of the related person’s interest, including the relationship of the related person to the Company, the nature and importance of the interest to the related person, the amount involved in the transaction, whether the transaction has the potential to present a conflict of interest, whether there are business reasons for the Company to enter the transaction, and whether the transaction would impair the independence of any independent director;

•	Whether the terms of the transaction, in the aggregate, are comparable to those that would have been reached by unrelated parties in an arm’s length transaction;

•
The availability of alternative transactions, including whether there is another person or entity that could accomplish the same purposes as the transaction and, if alternative transactions are available, there must be a clear and articulable reason for the transaction with the related person;

•
Whether the transaction is proposed to be undertaken in the ordinary course of the Company’s business, on the same terms that the Company offers generally in transactions with persons who are not related persons; and

•	Such additional factors as the Audit Committee determines relevant.
Following review, the Audit Committee will approve or ratify in writing any related person transaction determined by the Audit Committee to be in, or not inconsistent with, the best interests of the Company and its stockholders.

The Audit Committee may impose conditions or guidelines on any related person transaction, including, but not limited to: (i) conditions relating to on-going reporting to the Audit Committee and other internal reporting; (ii) limitations on the amount involved in the transaction; (iii) limitations on the duration of the transaction or the Audit Committee’s approval of the transaction; and (iv) other conditions for the protection of the Company and to avoid conferring an improper benefit, or creating the appearance of a conflict of interest. Any member of the Audit Committee who has or whose immediate family member has an interest in the transaction under discussion will abstain from voting on the approval of the related person transaction, but may, if so requested by the Chair of the Audit Committee, participate in some or all of the Audit Committee’s discussions of the related person transaction.
The Audit Committee will direct the Company’s executive officers to disclose all related person transactions approved by the Audit Committee to the extent required under applicable accounting rules, Federal securities laws, SEC rules and regulations, and NASDAQ rules.
Related Person Transactions
The Company did not have any related person transactions in fiscal year 2020.

AUDIT MATTERS
Audit Committee Report
The Audit Committee has reviewed and discussed with management the Company’s audited consolidated financial statements as of and for the fiscal year ended June 30, 2020.
The Audit Committee has discussed with Deloitte the matters required to be discussed by the Statement on Auditing Standards No. 16, “Communications with Audit Committees,” as adopted by the Public Company Accounting Oversight Board.
The Audit Committee has received the written disclosures and the letter from Deloitte required by applicable requirements of the Public Company Accounting Oversight Board regarding Deloitte’s communications with the Audit Committee concerning independence, and has discussed with Deloitte that firm’s independence.
Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements referred to above be included in the Company’s 2020 Form 10-K for filing with the SEC.
Audit Committee of the Board of Directors
Allison M. Boersma, Chair
Stacy Loretz-Congdon
Christopher P. Mottern
Independent Registered Public Accounting Firm Fees
The following table sets forth the aggregate fees billed by Deloitte for fiscal 2020 and 2019 for audit and non-audit services (as well as all “out-of-pocket” costs incurred in connection with these services) and are categorized as Audit Fees, Audit-Related Fees, Tax Fees and All Other Fees. The nature of the services provided in each such category is described following the table. The Audit Committee approved all audit and permissible non-audit services provided by Deloitte in accordance with the pre-approval policies and procedures described below.

Type of Fees	Fiscal 2020	Fiscal 2019
Audit Fees	$1,129,472	$1,154,000
Audit-Related Fees	—	—
Tax Fees	23,100	55,093
All Other Fees	—	2,051

Total Fees	$1,152,572	$1,211,144
Audit Fees
“Audit Fees” are fees paid for the audit of the Company’s annual consolidated financial statements included in its Form 10-K and review of financial statements included in the Form 10-Q’s, for the audit of the Company’s internal control over financial reporting, and for services that are normally provided by the auditor in connection with statutory and regulatory filings or engagements. Audit fees for fiscal 2020 consisted of fees associated with the audit of the Company’s fiscal 2020 annual financial statements, the audit of internal control over financial reporting in fiscal 2020, the review of the Company’s quarterly reports on Form 10-Q, and accounting advisory services in connection with the impact of new accounting standards. Audit fees for fiscal 2019 consisted of fees associated with the audit of the Company’s fiscal 2019 annual financial statements, the audit of internal control over financial reporting in fiscal 2019, the review of the Company’s quarterly reports on Form 10-Q, services associated with an SEC registration statement, issuance of a preferability letter in connection with the Company’s changes in accounting principles, and accounting advisory services in connection with the impact of new accounting standards.
Audit-Related Fees
“Audit-Related Fees” are fees for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements and are not reported under “Audit Fees.” In fiscal 2020 and 2019, the Company paid no fees to Deloitte in this category.

Tax Fees
“Tax Fees” are fees for tax compliance, planning, advice and consultation services, including state tax representation and miscellaneous consulting on federal and state taxation matters. Tax fees for fiscal 2020 consisted of fees associated with tax due diligence services, tax compliance and advisory services, certain tax services in connection with the Company’s 2019 federal and state tax returns, and tax compliance services related to the change in tax method of accounting. Tax fees for fiscal 2019 consisted of fees for tax due diligence services, tax compliance and advisory services, and certain tax services in connection with the Company’s 2018 federal and state income tax returns.
All Other Fees
“All Other Fees” are fees for any services not included in the first three categories. All other fees in fiscal 2019 consisted of subscription fees paid to Deloitte for an online accounting research tool.
Pre-Approval of Audit and Non-Audit Services
Under the Farmer Bros. Co. Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee must pre-approve all audit and non-audit services provided by the independent auditor. The policy, as described below, sets forth the procedures and conditions for such pre-approval of services to be performed by the independent auditor. The policy utilizes both a framework of general pre-approval for certain specified services and specific pre-approval for all other services. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent auditor. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.
In the first quarter of each year, the Audit Committee is asked to pre-approve the engagement of the independent auditor and the projected fees for audit services for the current fiscal year. The Audit Committee is also asked to provide general pre-approval for certain audit-related services (assurance and related services that are reasonably related to the performance of the auditor’s review of the financial statements or that are traditionally performed by the independent auditor) and tax services (such as tax compliance, tax planning and tax advice) for the current fiscal year consistent with the SEC’s rules on auditor independence. If the Company wishes to engage the independent auditor for additional services that have not been generally pre-approved as described above, then such engagement will be presented to the Audit Committee for pre-approval at its next regularly scheduled meeting. Pre-approval of any engagement by the Audit Committee is required before the independent auditor may commence any engagement.
In fiscal 2020, there were no fees paid to Deloitte under a de minimis exception to the rules that waive pre-approval for certain non-audit services.

OTHER MATTERS
Annual Report and Form 10-K
The 2020 Annual Report to Stockholders (which includes the Company’s 2020 Form 10-K) accompanies this Proxy Statement. The 2020 Annual Report is neither incorporated by reference in this Proxy Statement nor part of the proxy soliciting material. Stockholders may obtain, without charge, a copy of the Company’s 2020 Form 10-K, filed with the SEC, including the financial statements included therein, without the accompanying exhibits, by writing to: Farmer Bros. Co., 1912 Farmer Brothers Drive, Northlake, Texas 76262, Attention: Chief Financial Officer. The Company’s 2020 Form 10-K is also available online at the Company’s website, www.farmerbros.com. A list of exhibits is included in the Company’s 2020 Form 10-K and exhibits are available from the Company upon the payment of the Company’s reasonable expenses in furnishing them.
Stockholder Proposals and Nominations
Proposals Pursuant to Rule 14a-8
Pursuant to Rule 14a-8 under the Exchange Act, stockholders may present proper proposals for inclusion in the Company’s Proxy Statement and form of proxy for consideration at the Company’s 2021 annual meeting of stockholders. To be eligible for inclusion in the Company’s 2021 Proxy Statement, stockholder proposals must be received by the Company at its principal executive offices no later than June 29, 2021 and must otherwise comply with Rule 14a-8. While the Board will consider stockholder proposals, the Company reserves the right to omit from the Company’s proxy statement stockholder proposals that it is not required to include under the Exchange Act, including Rule 14a-8.
Proposals and Nominations Pursuant to the Company’s By-Laws
The Company’s By-Laws contain an advance notice provision with respect to matters to be brought at an annual meeting of stockholders, including nominations, and not included in the Company’s Proxy Statement. A stockholder who desires to nominate a director or bring any other business before the stockholders at the 2021 annual meeting must notify the Company in writing, must cause such notice to be delivered to or received by the Secretary of the Company no earlier than August 11, 2021, and no later than September 10, 2021, and must comply with the other provisions of the Company’s By-Laws summarized below; provided, however, that in the event that the 2021 annual meeting is called for a date that is not within 30 days before or after the anniversary date of the 2021 Annual Meeting of Stockholders, notice by the stockholder in order to be timely must be so received not later than the close of business on the 10th day following the day on which notice of the date of the 2021 annual meeting was mailed or public disclosure of the date of the 2021 annual meeting was made, whichever first occurs.
The By-Laws provide that nominations may be made by the Board, by a committee appointed by the Board or any stockholder entitled to vote in the election of directors generally. Stockholders must provide actual written notice of their intent to make nomination(s) to the Secretary of the Company within the timeframes described above. Each such notice must set forth (a) as to each person whom the stockholder proposes to nominate for election as a director (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class or series and number of shares of capital stock of the Company which are owned beneficially or of record by the person, and (iv) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (b) as to the stockholder giving notice (i) the name and record address of such stockholder, (ii) the class or series and number of shares of capital stock of the Company which are owned beneficially or of record by such stockholder, (iii) a description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder, (iv) a representation that such stockholder intends to appear in person (virtually) or by proxy at the meeting to nominate the persons named in its notice, and (v) any other information relating to such stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with the solicitation of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder. Such notice must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected.
The notice given by a stockholder regarding other business to be brought before an annual meeting of stockholders must be provided within the time frames described above and set forth (a) a brief description of the business desired to be brought before the annual meeting and the reason for conducting such business at the annual meeting, (b) the name and record address of such stockholder, (c) the class and number of shares of stock of the Company which are owned beneficially or of record by such stockholder, (d) a description of all arrangements or understandings between such stockholder and any other persons (including their names) in connection with the proposal and any material interest of such stockholder in such business, and (e) a representation that such stockholder intends to appear in person (virtually) or by proxy at the annual meeting to bring such business before the meeting.

You may write to the Secretary of the Company at the Company’s principal executive offices, 1912 Farmer Brothers Drive, Northlake, Texas 76262, to deliver the notices discussed above and for a copy of the relevant provisions of the Company’s By-Laws regarding the requirements for making stockholder proposals and nominating director candidates.
Householding of Proxy Materials
The SEC has adopted rules that permit companies and intermediaries (such as banks and brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.
This year, a number of banks and brokers with account holders who are Company stockholders will be “householding” the Company’s proxy materials and annual report. A single proxy statement and annual report will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your bank or broker that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement and annual report, please notify your bank or broker, or direct your written request to Farmer Bros. Co., 1912 Farmer Brothers Drive, Northlake, Texas 76262, Attention: Chief Financial Officer, or contact the Company’s Chief Financial Officer by telephone at (682) 549-6600, and the Company will deliver a separate copy of the annual report or proxy statement upon request. Stockholders who currently receive multiple copies of the proxy statement and annual report at their address and would like to request “householding” of their communications should contact their bank or broker.

Forward-Looking Statements
Certain statements contained in this Proxy Statement are not based on historical fact and are forward-looking statements within the meaning of federal securities laws and regulations. These statements are based on management’s current expectations, assumptions, estimates and observations of future events and include any statements that do not directly relate to any historical or current fact; actual results may differ materially due in part to the risk factors set forth in Part I, Item 1A of the 2020 Form 10-K. These forward-looking statements can be identified by the use of words like “anticipates,” “estimates,” “projects,” “expects,” “plans,” “believes,” “intends,” “will,” “could,” “assumes” and other words of similar meaning. Owing to the uncertainties inherent in forward-looking statements, actual results could differ materially from those set forth in forward-looking statements. We intend these forward-looking statements to speak only at the time of this Proxy Statement and do not undertake to update or revise these statements as more information becomes available except as required under federal securities laws and the rules and regulations of the SEC. Factors that could cause actual results to differ materially from those in forward-looking statements include, but are not limited to, duration of the COVID-19 pandemic’s disruption to the Company’s business and customers, levels of consumer confidence in national and local economic business conditions, the duration and magnitude of the pandemic’s impact on unemployment rates, the success of the Company’s strategy to recover from the effects of the pandemic, the success of the Company's turnaround strategy, the five key initiatives, the impact of capital improvement projects, the adequacy and availability of capital resources to fund the Company’s existing and planned business operations and the Company’s capital expenditure requirements, the relative effectiveness of compensation-based employee incentives in causing improvements in Company performance, the capacity to meet the demands of our large national account customers, the extent of execution of plans for the growth of Company business and achievement of financial metrics related to those plans, the success of the Company to retain and/or attract qualified employees, the success of the Company’s adaptation to technology and new commerce channels, the effect of the capital markets as well as other external factors on stockholder value, fluctuations in availability and cost of green coffee, competition, organizational changes, the effectiveness of our hedging strategies in reducing price and interest rate risk, changes in consumer preferences, our ability to provide sustainability in ways that do not materially impair profitability, changes in the strength of the economy, business conditions in the coffee industry and food industry in general, our continued success in attracting new customers, variances from budgeted sales mix and growth rates, weather and special or unusual events, as well as other risks described in Part I, Item 1A of our 2020 Form 10-K, and other factors described from time to time in our filings with the SEC.

By Order of the Board of Directors
October 27, 2020	JENNIFER H. BROWN
General Counsel and Secretary

ARTICLE I.
PURPOSE

The Plan's purpose is to enhance the Company's ability to attract, retain and motivate persons who make (or are expected to make) important contributions to the Company by providing these individuals with equity ownership opportunities. The Plan succeeds the Farmer Bros. Co. Amended and Restated 2007 Long-Term Incentive Plan and the Farmer Bros. Co. 2007 Omnibus Plan. This Farmer Bros. Co. Amended and Restated 2017 Long-Term Incentive Plan is an amendment and restatement and continuation of the Farmer Bros. Co. 2017 Long-Term Incentive Plan effective as provided in Section 11.3 below.

ARTICLE II.
DEFINITIONS

As used in the Plan, the following words and phrases will have the meanings specified below, unless the context clearly indicates otherwise:

Section 2.1 "***Administrator***" means the Board or a Committee to the extent that the Board's powers or authority under the Plan have been delegated to such Committee. With reference to the Board's or a Committee's powers or authority under the Plan that have been delegated to one or more officers pursuant to Section 4.2, the term "Administrator" shall refer to such person(s) unless and until such delegation has been revoked.

Section 2.2 "***Applicable Law***" means any applicable law, including without limitation: (a) provisions of the Code, the Securities Act, the Exchange Act and any rules or regulations thereunder; (b) corporate, securities, tax or other laws, statutes, rules, requirements or regulations, whether federal, state, local or foreign; and (c) rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded.

Section 2.3 "***Award***" means an Option, Stock Appreciation Right, Restricted Stock award, Restricted Stock Unit award, Performance Bonus Award, Performance Share award or Other Stock or Cash Based Award granted to a Participant under the Plan.

Section 2.4 "***Award Agreement***" means a written agreement or statement evidencing an Award, which may be electronic, that contains such terms and conditions as the Administrator determines, consistent with and subject to the terms and conditions of the Plan.

Section 2.5 "***Board***" means the Board of Directors of the Company.

Section 2.6 "***Cause***" unless otherwise defined in an employment or services agreement between a Participant and the Company or any of its Subsidiaries, means (a) the Company's determination that the Participant willfully failed to substantially perform the Participant's duties

(other than a failure resulting from the Participant's Disability); (b) the Company's determination that the Participant willfully failed to carry out, or comply with any lawful and reasonable directive of the Board or Participant's immediate supervisor; (c) the occurrence of any act or omission by the Participant that could reasonably be expected to result in (or has resulted in) he Participant's conviction, plea of no contest, plea of *nolo contendere*, or imposition of unadjudicated probation for any felony or indictable offense or crime involving moral turpitude; (d) the Participant's unlawful use (including being under the influence or using prescription drugs for non-medical purposes) or possession of illegal drugs (including possession of a prescription drug without a lawful prescription) on the premises of the Company or any of its Subsidiaries or while performing the Participant's duties and responsibilities for the Company or any of its Subsidiaries; (e) the Participant's commission of an act of fraud, embezzlement, misappropriation, misconduct, or breach of fiduciary duty against the Company or any of its Subsidiaries or affiliates; (f) the Participant's unauthorized use or disclosure of confidential information or trade secrets of the Company or any Subsidiary; (g) the Company's determination that the Participant materially violated any policy of the Company or any of its Subsidiaries; or (h) any other intentional misconduct by the Participant adversely affecting the business or affairs of the Company or any Subsidiary) in a material manner. The Company, in its sole discretion, shall determine conclusively whether Cause exists pursuant to the above definition, the date of the occurrence of the conduct constituting Cause and any incidental matters relating thereto, including, without limitation, the question of whether a termination of employment or service occurred by reason of Cause. The foregoing definition shall not in any way preclude or restrict the right of the Company or any Subsidiary to discharge or dismiss any Participant or other person in the service of the Company or any Subsidiary for any other acts or omissions, but such other acts or omissions shall not be deemed, for purposes of the Plan, to constitute grounds for termination for Cause.

Section 2.7 "***Change in Control***" means and includes each of the following:

(a) A transaction or series of transactions (other than an offering of Common Stock to the general public through a registration statement filed with the Securities and Exchange Commission) whereby any "person" or related "group" of "persons" (as such terms are used in Sections 13(d) and 14(d)(2) of the Exchange Act) directly or indirectly acquires beneficial ownership (within the meaning of Rules 13d-3 and 13d-5 under the Exchange Act) of securities of the Company possessing more than 50% of the total combined voting power of the Company's securities outstanding immediately after such acquisition; provided, however, that the following acquisitions shall not constitute a Change in Control: (i) any acquisition by the Company or any of its Subsidiaries; (ii) any acquisition by an employee benefit plan maintained by the Company or any of its Subsidiaries, (iii) any acquisition which complies with Sections 2.7(c)(i), 2.7(c)(ii), or 2.7(c)(iii); or (iv) in respect of an Award held by a particular Participant, any acquisition by the Participant or any group of persons including the Participant (or any entity controlled by the Participant or any group of persons including the Participant); or

(b) The individuals who, as of the Effective Date, constitute the Board, together with any new Director(s) (other than a Director designated by a person who shall have entered into an agreement with the Company to effect a transaction described in Section 2.7(a) or Section 2.7(c)), whose election or nomination for election to the Board was approved by a vote of at least two-thirds (2/3) (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for Director without objection to such nomination) of the Directors then still in office, who either were Directors as of the Effective Date or whose election or nomination for election was previously so approved (the "***Incumbent Directors***") cease for any reason to constitute a majority of the Board. No individual initially elected or nominated as a Director of the Company as a result of an actual or threatened election contest with respect to Directors or as a result of any other actual or threatened solicitation of proxies by or on behalf of any Person other than the Board shall be an Incumbent Director hereunder.

(c) The consummation by the Company (whether directly involving the Company or indirectly involving the Company through one or more intermediaries) of (x) a merger, consolidation, reorganization, or business combination, (y) a sale or other disposition of all or substantially all of the Company's assets in any single transaction or series of related transactions or (z) the acquisition of assets or stock of another entity, in each case other than a transaction:

(i) which results in the Company's voting securities outstanding immediately before the transaction continuing to represent (either by remaining outstanding or by being converted into voting securities of the Company or the person that, as a result of the transaction, controls, directly or indirectly, the Company or owns, directly or indirectly, all or substantially all of the Company's assets or otherwise succeeds to the business of the Company (the Company or such person, the "***Successor Entity***")) directly or indirectly, at least a majority of the combined voting power of the Successor Entity's outstanding voting securities immediately after the transaction, and

(ii) after which no person or group beneficially owns voting securities representing 50% or more of the combined voting power of the Successor Entity; provided, however, that no person or group shall be treated for purposes of this Section 2.7(c)(ii) as beneficially owning 50% or more of the combined voting power of the Successor Entity solely as a result of the voting power held in the Company prior to the consummation of the transaction; and

(iii) after which at least a majority of the members of the board of directors (or the analogous governing body) of the Successor Entity were Board members at the time of the Board's approval of the execution of the initial agreement providing for such transaction; or

(d) The approval of a plan of liquidation or dissolution of the Company.

Notwithstanding the foregoing, if a Change in Control constitutes a payment event with respect to any Award (or any portion of an Award) that provides for the deferral of compensation that is subject to Section 409A, to the extent required to avoid the imposition of additional taxes under Section 409A, the transaction or event described in subsection (a), (b), (c) or (d) with respect to such Award (or portion thereof) shall only constitute a Change in Control for purposes of the payment timing of such Award if such transaction also constitutes a "change in control event," as defined in Treasury Regulation Section 1.409A-3(i)(5).

Section 2.8 "***Code***" means the Internal Revenue Code of 1986, as amended, and all regulations, guidance, compliance programs and other interpretative authority issued thereunder.

Section 2.9 "***Committee***" means one or more committees or subcommittees of the Board, which may include one or more Company directors or executive officers, to the extent Applicable Laws permit. To the extent required to comply with the provisions of Rule 16b-3, it is intended that each member of the Committee will be, at the time the Committee takes any action with respect to an Award that is subject to Rule 16b-3, a "non-employee director" within the meaning of Rule 16b-3; provided, however, that a Committee member's failure to qualify as a "non-employee director" within the meaning of Rule 16b-3 will not invalidate any Award granted by the Committee that is otherwise validly granted under the Plan.

Section 2.10 "***Common Stock***" means the common stock of the Company.

Section 2.11 "***Company***" means Farmer Bros. Co., a Delaware corporation, or any successor.

Section 2.12 "***Designated Beneficiary***" means the beneficiary or beneficiaries the Participant designates, in a manner the Company determines, to receive amounts due or exercise the Participant's rights if the Participant dies. Without a Participant's effective designation, "Designated Beneficiary" will mean the Participant's estate.

Section 2.13 "***Director***" means a Board member.

Section 2.14 "***Disability***" means a permanent and total disability under Section 22(e)(3) of the Code, without regard to the final sentence thereof.

Section 2.15 "***Dividend Equivalents***" means a right granted to a Participant to receive the equivalent value (in cash or Shares) of dividends paid on a specified number of Shares. Such Dividend Equivalents shall be converted to cash or additional Shares, or a combination of cash and Shares, by such formula and at such time and subject to such limitations as may be determined by the Administrator.

Section 2.16 "***Effective Date***" and "***Original Effective Date***" have the meaning set forth in Section 11.3.

Section 2.17 "***Employee***" means any employee of the Company or any of its Subsidiaries.

Section 2.18 "***Equity Restructuring***" means a nonreciprocal transaction between the Company and its stockholders, such as a stock dividend, stock split (including a reverse stock split), spin-off or recapitalization through a large, nonrecurring cash dividend, that affects the number or kind of Shares (or other Company securities) or the share price of Common Stock (or other Company securities) and causes a change in the per share value of the Common Stock underlying outstanding Awards.

Section 2.19 "***Exchange Act***" means the Securities Exchange Act of 1934, as amended, and all regulations, guidance and other interpretative authority issued thereunder.

Section 2.20 "***Fair Market Value***" means, as of any date, the value of a Share determined as follows: (i) if the Common Stock is listed on any established stock exchange, the value of a Share will be the closing sales price for a Share as quoted on such exchange for such date, or if no sale occurred on such date, the last day preceding such date during which a sale occurred, as reported in *The Wall Street Journal* or another source the Company deems reliable; (ii) if the Common Stock is not listed on an established stock exchange but is quoted on a national market or other quotation system, the value of a Share will be the closing sales price for a Share on such date, or if no sales occurred on such date, then on the last date preceding such date during which a sale occurred, as reported in *The Wall Street Journal* or another source the Administrator deems reliable; or (iii) if the Common Stock is not listed on any established stock exchange or quoted on a national market or other quotation system, the value of a Share will be established by the Administrator in its sole discretion.

Section 2.21 "***Full Value Award***" shall mean any Award that is settled in Shares other than: (a) an Option, (b) a Stock Appreciation Right or (c) any other Award for which the Participant pays the intrinsic value existing as of the date of grant (whether directly or by forgoing a right to receive a payment from the Company or any Subsidiary).

Section 2.22 "***Greater Than 10% Stockholder***" means an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any parent corporation or subsidiary corporation of the Company, as determined in accordance with in Section 424(e) and (f) of the Code, respectively.

Section 2.23 "***Incentive Stock Option***" means an Option that meets the requirements to qualify as an "incentive stock option" as defined in Section 422 of the Code.

Section 2.24 "***Nonqualified Stock Option***" means an Option that is not an Incentive Stock Option.

Section 2.25 "***Option***" means a right granted under Article 6 to purchase a specified number of Shares at a specified price per Share during a specified time period. An Option may be either an Incentive Stock Option or a Nonqualified Stock Option.

Section 2.26 "***Other Stock or Cash Based Awards***" means cash awards, awards of Shares, and other awards valued wholly or partially by referring to, or are otherwise based on, Shares or other property.

Section 2.27 "***Overall Share Limit***" means the sum of (i) 2,050,000 Shares (including Shares already issued under the Original Plan); and (ii) the number of Shares that are subject to Prior Plan Awards that become available for issuance under the Plan pursuant to Article 5.

Section 2.28 "***Participant***" means a Service Provider who has been granted an Award.

Section 2.29 "***Performance-Based Award***" means an Award (other than an Option or SAR) granted pursuant to Article 7 or 8, but which is subject to the terms and conditions set forth in Section 11.18. All Performance-Based Awards are intended to qualify as Performance-Based Compensation.

Section 2.30 "***Performance Bonus Award***" has the meaning set forth in Section 8.3.

Section 2.31 "*Performance Criteria*" mean the criteria (and adjustments) that the Administrator, in its sole discretion, may select to establish one or more performance goals for an Award for a specified Performance Period; provided, that:

(a) The Performance Criteria that may be used to establish performance goals for Performance-Based Awards may include but are not limited to the following: (i) net earnings (either before or after one or more of (A) interest, (B) taxes, (C) depreciation, (D) amortization, and (E) non-cash equity-based compensation expense); (ii) gross or net sales or revenue or sales or revenue growth; (iii) gross or net organic sales volume or organic sales volume growth, (iv) net income (either before or after taxes) or adjusted net income; (v) sales related goals; (vi) sales from one or more products (or categories of products) as a percentage of total sales or revenue; (vii) profits (including but not limited to gross profits, net profits, profit growth, net operation profit or economic profit), profit return ratios or operating profit margin; (viii) operating earnings (either before or after taxes or before or after allocation of corporate overhead and bonus); (ix) cash on hand; (x) cash flow (including operating cash flow and free cash flow or cash flow return on capital); (xi) return on assets, asset growth or asset turnover; (xii) return on capital or invested capital; (xiii) cost of capital; (xiv) return on stockholders' equity; (xv) total stockholder return; (xvi) costs, reductions in costs and cost control measures; (xvii) expense management; (xviii) working capital; (xix) net earnings per share; (xx) adjusted net earnings per share; (xxi) price per share or dividends per share (or appreciation in or maintenance of such price or dividends); (xxii) regulatory achievements or compliance; (xxiii) implementation, completion or attainment of objectives relating to systems, research, development, regulatory, commercial, or strategic milestones or developments; (xxiv) market share; (xxv) economic value or economic value added models;(xxvi) division, group or corporate financial goals; (xxvii) customer satisfaction/growth; (xxviii) customer service; (xxix) employee satisfaction; (xxx) effective recruitment and retention of personnel; (xxxi) succession plan development and implementation; (xxxii) human resources management; (xxxiii) supervision of litigation and other legal matters; (xxxiv) strategic partnerships and transactions; (xxxv) financial ratios (including those measuring liquidity, activity, profitability or leverage); (xxxvi) debt levels or reductions and financial risk management; (xxxvii) financing and other capital raising transactions; (xxxviii) acquisition activity;(xxxix) investment sourcing activity; (xl) marketing initiatives; (xli) safety enhancement; (xlii) improved product quality; (xliii) expansion of product lines; (xliv) creation of operating efficiencies; and/or (xlv) geographic expansion, any of which may be measured in absolute terms or as compared to any incremental increase or decrease. Such performance goals also may be expressed in terms of the Company's performance or the performance of a Subsidiary, division, business segment or business unit of the Company or a Subsidiary, or an individual, or may be expressed in terms of performance relative to performance of one or more other companies or by comparisons of any of the indicators of performance relative to performance of other companies. Any performance goals that are financial metrics may be determined in accordance with U.S. Generally Accepted Accounting Principles ("GAAP"), in accordance with accounting principles established by the International Accounting Standards Board ("IASB Principles"), or may be adjusted when established to include or exclude any items otherwise includable or excludable under GAAP or under IASB Principles.

(b) The Committee, in its sole discretion, may provide that one or more objectively determinable adjustments shall be made to one or more of the Performance Criteria, with any such adjustment to reflect the inclusion or exclusion of the impact of an event or occurrence which the

Committee determines should appropriately be included or excluded, including but not limited to (i) restructurings, discontinued operations, special items, and other unusual, infrequently occurring or non-recurring charges, events or items; (ii) asset sales or write-downs; (iii) litigation or claim judgments or settlements; (iv) acquisitions or divestitures; (v) reorganization or change in the corporate structure or capital structure of the Company; (vi) an event either not directly related to the operations of the Company, Subsidiary, division, business segment or business unit or not within the reasonable control of management; (vii) foreign exchange gains and losses; (viii) a change in the fiscal year of the Company; (ix) the refinancing or repurchase of bank loans or debt securities; (x) unbudgeted capital expenditures; (xi) the issuance or repurchase of equity securities and other changes in the number of outstanding shares; (xii) conversion of some or all of convertible securities to Common Stock; (xiii) any business interruption event; (xiv) changes in pricing;(xv) changes in foreign currency exchange rates; (xvi) the cumulative effects of tax or accounting changes in accordance with U.S. generally accepted accounting principles; (xvii) gains and losses that are treated as unusual in nature or that occur infrequently under Accounting Standards Codification Topic 225; or (xviii) the effect of changes in other laws or regulatory rules affecting reported results.

Section 2.32 "***Performance Period***" means one or more periods of time, which may be of varying and overlapping durations, as the Committee may select, over which the attainment of one or more performance goals will be measured for the purpose of determining a Participant's right to, and the payment of, a Performance-Based Award.

Section 2.33 "***Performance Share***" means a right granted to a Participant pursuant to Section 8.1 and subject to Section 8.2, to receive Shares, the payment of which is contingent upon achieving certain performance goals or other performance-based targets established by the Administrator.

Section 2.34 "***Plan***" means this Farmer Bros. Co. Amended and Restated 2017 Long-Term Incentive Plan and "***Original Plan***" means the Farmer Bros. Co. 2017 Long-Term Incentive Plan prior to its restatement.

Section 2.35 "***Prior Plans***" means, collectively, the Farmer Bros. Co. 2007 Omnibus Plan, the Farmer Bros. Co. Amended and Restated 2007 Long-Term Incentive Plan, and any prior equity incentive plans of the Company or its predecessor (in each case, as such plan(s) may be amended or restated from time to time).

Section 2.36 "***Prior Plan Award***" means an award outstanding under the Prior Plans as of the Effective Date.

Section 2.37 "***Restricted Stock***" means Shares awarded to a Participant under Article 7, subject to certain vesting conditions and other restrictions.

Section 2.38 "***Restricted Stock Unit***" means an unfunded, unsecured right to receive, on the applicable settlement date, one Share or an amount in cash or other consideration determined by the Administrator to be of equal value as of such settlement date, subject to certain vesting conditions and other restrictions.

Section 2.39 "***Rule 16b-3***" means Rule 16b-3 promulgated under the Exchange Act.

Section 2.40 "*Section 409A*" means Section 409A of the Code.

Section 2.41 "*Securities Act*" means the Securities Act of 1933, as amended, and all regulations, guidance and other interpretative authority issued thereunder.

Section 2.42 "*Service Provider*" means an Employee or Director.

Section 2.43 "*Shares*" means shares of Common Stock.

Section 2.44 "*Stock Appreciation Right*" or "*SAR*" means a right granted under Article 6 to receive a payment equal to the excess of the Fair Market Value of a specified number of Shares on the date the right is exercised over the exercise price set forth in the applicable Award Agreement.

Section 2.45 "*Subsidiary*" means any entity (other than the Company), whether domestic or foreign, in an unbroken chain of entities beginning with the Company if each of the entities other than the last entity in the unbroken chain beneficially owns, at the time of the determination, securities or interests representing at least 50% of the total combined voting power of all classes of securities or interests in one of the other entities in such chain.

Section 2.46 "*Substitute Awards*" means Awards granted or Shares issued by the Company in assumption of, or in substitution or exchange for, awards previously granted, or the right or obligation to make future awards, in each case by a company or other entity acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines.

Section 2.47 "*Termination of Service*" means:

(a) As to a Director, the time when a Participant who is a Director ceases to be a Director for any reason, including, without limitation, a termination by resignation, failure to be elected, death or retirement, but excluding terminations where the Participant simultaneously commences or remains in employment or service as a consultant with the Company or any Subsidiary.

(b) As to an Employee, the time when the employee-employer relationship between a Participant and the Company or any Subsidiary is terminated for any reason, including, without limitation, a termination by resignation, discharge, death, disability or retirement; but excluding terminations where the Participant simultaneously commences or remains in employment or service as a consultant or director with the Company or any Subsidiary.

The Company, in its sole discretion, shall determine the effect of all matters and questions relating to any Termination of Service, including, without limitation, whether a Termination of Service has occurred, the circumstances under which the Termination of Service has occurred and all questions of whether particular leaves of absence constitute a Termination of Service. For purposes of the Plan, a Participant's employee-employer relationship or consultancy relations shall be deemed to be terminated in the event that the Subsidiary employing or contracting with such Participant ceases to remain a Subsidiary following any merger, sale of stock or other corporate transaction or event (including, without limitation, a spin-off), even though the Participant may subsequently continue to perform services for that entity.

ARTICLE III.
ELIGIBILITY

Service Providers are eligible to be granted Awards under the Plan, subject to the limitations described herein. No Service Provider shall have any right to be granted an Award pursuant to the Plan.

ARTICLE IV.
ADMINISTRATION AND DELEGATION

Section 4.1 Administration. The Plan is administered by the Administrator. The Administrator has authority to determine which Service Providers receive Awards, grant Awards and set Award terms and conditions, subject to the conditions and limitations in the Plan. The Administrator also has the authority to take all actions and make all determinations under the Plan, to interpret the Plan and Award Agreements and to adopt, amend and repeal Plan administrative rules, guidelines and practices as it deems advisable. The Administrator may correct defects and ambiguities, supply omissions, reconcile inconsistencies in the Plan or any Award and make all other determinations that it deems necessary or appropriate to administer the Plan and any Awards. The Administrator's determinations under the Plan are in its sole discretion and will be final and binding on all persons having or claiming any interest in the Plan or any Award.

Section 4.2 Appointment of Committees. To the extent Applicable Laws permit, the Board or any Committee may delegate any or all of its powers under the Plan to one or more Committees or officers of the Company or any of its Subsidiaries. Any delegation hereunder shall be subject to the restrictions and limits that the Board or Committee specifies at the time of such delegation or that are otherwise included in the applicable organizational documents of the Company, and the Board or Committee, as applicable, may at any time rescind the authority so delegated or appoint a new delegatee. At all times, the delegatee appointed under this Section 4.2 shall serve in such capacity at the pleasure of the Board or the Committee, as applicable, and the Board or the Committee may abolish any Committee to which authority has been delegated at any time and re-vest in itself any previously delegated authority.

ARTICLE V.
STOCK AVAILABLE FOR AWARDS

Section 5.1 Number of Shares. Subject to adjustment under Article 9 and the terms of this Article 5, Awards may be made under the Plan covering up to the Overall Share Limit. As of the Original Effective Date, the Company ceased granting awards under the Prior Plans; provided, however, Prior Plan Awards remained subject to the terms of the applicable Prior Plan. Shares issued or delivered under the Plan may consist of authorized but unissued Shares, Shares purchased on the open market or treasury Shares.

Section 5.2 Share Counting. If all or any part of an Award or Prior Plan Award expires, lapses or is terminated, exchanged for cash, surrendered, repurchased, canceled without having been fully exercised or forfeited, in any case, in a manner that results in the Company acquiring Shares covered by the Award or Prior Plan Award at a price not greater than the price (as adjusted to reflect any Equity Restructuring) paid by the Participant for such Shares or not issuing any Shares covered by the Award or Prior Plan Award, the unused Shares covered by the Award or Prior Plan Award will, as applicable, become or again be available for Awards under the Plan. Notwithstanding anything to the contrary contained herein, the following Shares shall not become or again be available for Awards under the Plan: (i) Shares tendered by a Participant or withheld by the Company in payment of the exercise price of an Option or any stock option granted under a Prior Plan; (ii) Shares tendered by the Participant or withheld by the Company to satisfy any tax withholding obligation with respect to an Award or an award granted under a Prior Plan; (iii) Shares subject to a Stock Appreciation Right or a stock appreciation right granted under a Prior Plan that are not issued in connection with the settlement of such Award on exercise thereof; and (iv) Shares purchased on the open market with cash proceeds from the exercise of Options or stock options granted under a Prior Plan. The payment of Dividend Equivalents in cash in conjunction with any outstanding Awards or Prior Plan Awards shall not count against the Overall Share Limit. Notwithstanding the provisions of this Section 5.2, no Shares may again be optioned, granted or awarded if such action would cause an Incentive Stock Option to fail to qualify as an incentive stock option under Section 422 of the Code.

Section 5.3 Incentive Stock Option Limitations. Notwithstanding anything to the contrary herein, no more than 2,050,000 Shares (as adjusted to reflect any Equity Restructuring) may be issued pursuant to the exercise of Incentive Stock Options.

Section 5.4 Substitute Awards. In connection with an entity's merger or consolidation with the Company or any Subsidiary or the Company's or any Subsidiary's acquisition of an entity's property or stock, the Administrator may grant Awards in substitution for any options or other stock or stock-based awards granted before such merger or consolidation by such entity or its affiliate. Substitute Awards may be granted on such terms and conditions as the Administrator deems appropriate, notwithstanding limitations on Awards in the Plan. Substitute Awards will not count against the Overall Share Limit (nor shall Shares subject to a Substitute Award be added to the Shares available for Awards under the Plan as provided above), except that Shares acquired by exercise of substitute Incentive Stock Options will count against the maximum number of Shares that may be issued pursuant to the exercise of Incentive Stock Options under the Plan. Additionally, in the event that a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines has shares available under a pre-existing plan approved by stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as appropriately adjusted to reflect the transaction) may be used for Awards under the Plan and shall not reduce the Shares authorized for grant under the Plan (and Shares subject to such Awards (which, for the avoidance of doubt excludes Substitute Awards) may again become available for Awards under the Plan as provided under Section 5.2 above); provided, that Awards using such available shares (or any Shares that again become available for issuance under the Plan under Section 5.2 above) shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not employees or directors of the Company or any of its Subsidiaries prior to such acquisition or combination.

Section 5.5 Non-Employee Director Award Limit. Notwithstanding any provision to the contrary in the Plan or in any policy of the Company regarding non-employee Director compensation, the sum of the grant date fair value (determined as of the grant date in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, or any successor thereto) of all equity-based Awards and the maximum amount that may become payable pursuant to all cash-based Awards that may be granted under the Plan to a Director as compensation for services as a non-employee Director during any calendar year shall not exceed $300,000.

ARTICLE VI.
STOCK OPTIONS AND STOCK APPRECIATION RIGHTS

Section 6.1 General. The Administrator may grant Options or Stock Appreciation Rights to one or more Service Providers, subject to such terms and conditions not inconsistent with the Plan as the Administrator shall determine. The Administrator will determine the number of Shares covered by each Option and Stock Appreciation Right, the exercise price of each Option and Stock Appreciation Right and the conditions and limitations applicable to the exercise of each Option and Stock Appreciation Right. A Stock Appreciation Right will entitle the Participant (or other person entitled to exercise the Stock Appreciation Right) to receive from the Company upon exercise of the exercisable portion of the Stock Appreciation Right an amount determined by multiplying the excess, if any, of the Fair Market Value of one Share on the date of exercise over the exercise price per Share of the Stock Appreciation Right by the number of Shares with respect to which the Stock Appreciation Right is exercised, subject to any limitations of the Plan or that the Administrator may impose and payable in cash, Shares valued at Fair Market Value on the date of exercise or a combination of the two as the Administrator may determine or provide in the Award Agreement.

Section 6.2 Exercise Price. The Administrator will establish each Option's and Stock Appreciation Right's exercise price and specify the exercise price in the Award Agreement. The exercise price will not be less than 100% of the Fair Market Value on the grant date of the Option or Stock Appreciation Right.

Section 6.3 Duration of Options. Each Option or Stock Appreciation Right will be exercisable at such times and as specified in the Award Agreement, provided that the term of an Option or Stock Appreciation Right will not exceed ten (10) years.

Section 6.4 Exercise. Options and Stock Appreciation Rights may be exercised by delivering to the Company a notice of exercise, in a form and manner the Company approves (which may be electronic or telephonic), signed or authenticated by the person authorized to exercise the Option or Stock Appreciation Right, together with, as applicable, payment in full of (i) the exercise price for the number of Shares for which the Option is exercised in a manner specified in Section 6.5 and (ii) all applicable taxes in a manner specified in Section 10.5. Unless the Company otherwise determines, an Option or Stock Appreciation Right may not be exercised for a fraction of a Share.

Section 6.5 Payment Upon Exercise. The Administrator shall determine the methods (or combination of methods) by which payment of the exercise price of an Option shall be made, including, without limitation:

(a) cash, check or wire transfer of immediately available funds;

(b) if there is a public market for Shares at the time of exercise, unless the Company otherwise determines, (A) delivery (including telephonically to the extent permitted by the Company) of a notice that the Participant has placed a market sell order with a broker acceptable to the Company with respect to Shares then issuable upon exercise of the Option and that the broker has been directed to deliver promptly to the Company funds sufficient to pay the exercise price, or (B) the Participant's delivery to the Company of a copy of irrevocable and unconditional instructions to a broker acceptable to the Company to deliver promptly to the Company an amount sufficient to pay the exercise price by cash, check or wire transfer of immediately available funds; provided, that such amount is paid to the Company at such time as may be required by the Company;

(c) to the extent permitted by the Administrator, delivery (either by actual delivery or attestation) of Shares owned by the Participant valued at their Fair Market Value on the date of delivery (or such other date determined by the Administrator); or

(d) to the extent permitted by the Administrator, surrendering Shares then issuable upon the Option's exercise valued at their Fair Market Value on the exercise date.

Section 6.6 Additional Terms of Incentive Stock Options. The Administrator may grant Incentive Stock Options only to Employees of the Company, any of its present or future parent or Subsidiary corporations, as defined in Sections 424(e) or (f) of the Code, respectively, and any other entities the employees of which are eligible to receive Incentive Stock Options under the Code. If an Incentive Stock Option is granted to a Greater Than 10% Stockholder, the exercise price will not be less than 110% of the Fair Market Value on the Option's grant date, and the term of the Option will not exceed five (5) years. All Incentive Stock Options will be subject to and construed consistently with Section 422 of the Code. By accepting an Incentive Stock Option, the Participant agrees to give prompt notice to the Company of dispositions or other transfers (other than in connection with a Change in Control) of Shares acquired under the Option made within (i) two (2) years from the grant date of the Option or (ii) one (1) year after the transfer of such Shares to the Participant, specifying the date of the disposition or other transfer and the amount the Participant realized, in cash, other property, assumption of indebtedness or other consideration, in such disposition or other transfer. Neither the Company nor the Administrator will be liable to a Participant, or any other party, if an Incentive Stock Option fails or ceases to qualify as an "incentive stock option" under Section 422 of the Code. Any Incentive Stock Option or portion thereof that fails to qualify as an "incentive stock option" under Section 422 of the Code for any reason, including becoming exercisable with respect to Shares having a fair market value exceeding the $100,000 limitation under Treasury Regulation Section 1.422-4, will be a Nonqualified Stock Option.

ARTICLE VII.
RESTRICTED STOCK;
RESTRICTED STOCK UNITS

Section 7.1 General. The Administrator may grant Restricted Stock, or the right to purchase Restricted Stock, to any Service Provider, subject to forfeiture or the Company's right to repurchase all or part of such Shares at their issue price or other stated or formula price from the Participant if conditions the Administrator specifies in the Award Agreement are not satisfied before the end of the applicable restriction period or periods that the Administrator establishes for such Award. In addition, the Administrator may grant to Service Providers Restricted Stock Units, which may be subject to vesting and forfeiture conditions during the applicable restriction period or periods, as set forth in an Award Agreement. The Award Agreement for each Restricted Stock and Restricted Stock Unit Award shall set forth the terms and conditions not inconsistent with the Plan as the Administrator shall determine.

Section 7.2 Restricted Stock.

(a) *Dividends*. Subject to any limitations approved by the Administrator and set forth in the Award Agreement, Participants holding shares of Restricted Stock will be entitled to all ordinary cash dividends paid with respect to such Shares; provided, that, notwithstanding anything herein to the contrary, any dividend payable with respect to Shares of Restricted Stock held by a Participant that are not vested at the time that such dividend is paid shall be accumulated and subject to vesting to the same extent as the related Shares of Restricted Stock, with such accumulated dividends paid to the applicable Participant as soon as administratively practicable following the time the applicable Shares of Restricted Stock vest and become non-forfeitable (or such later time as may be set forth in the Award Agreement). In addition, if any dividends or distributions are paid in Shares, or consist of a dividend or distribution to holders of Common Stock of cash or property other than an ordinary cash dividend, the Shares or other cash or property will be subject to the same restrictions on transferability and forfeitability as the shares of Restricted Stock with respect to which they were paid.

(b) *Stock Certificates*. The Company may require that the Participant deposit in escrow with the Company (or its designee) any stock certificates issued in respect of Shares of Restricted Stock, together with a stock power endorsed in blank.

(c) *Section 83(b) Election*. If a Participant makes an election under Section 83(b) of the Code to be taxed with respect to Restricted Stock as of the date of transfer of the Restricted Stock, rather than as of the date or dates upon which the Participant would otherwise be taxed with respect to the Restricted Stock under Section 83(a) of the Code, the Participant shall be required to deliver a copy of such election to the Company promptly after filing such election with the Internal Revenue Service, along with proof of the timely filing thereof with the Internal Revenue Service.

Section 7.3 Restricted Stock Units. The Administrator may provide that settlement of Restricted Stock Units will occur upon or as soon as reasonably practicable after the Restricted Stock Units vest or will instead be deferred, on a mandatory basis or at the Participant's election, in each case, as provided in the applicable Award Agreement and subject to the terms of the Plan.

ARTICLE VIII.
OTHER TYPES OF AWARDS

Section 8.1 General. The Administrator may grant Performance Share awards, Performance Bonus Awards, Dividend Equivalents or Other Stock or Cash Based Awards, to one or more Service Providers, in such amounts and subject to such terms and conditions not inconsistent with the Plan as the Administrator shall determine. For the avoidance of doubt, no Participant holding a Performance Share award described in Section 8.2, a Performance Bonus Award described in Section 8.3, or an Other Stock or Cash Based Award described in Section 8.5, in each case, that is eligible to receive dividends (if any) shall be entitled to receive a distribution of dividends with respect to such award or any Shares covered by such award unless and until such award vests and becomes non-forfeitable.

Section 8.2 Performance Share Awards. Each Performance Share award shall be denominated in a number of Shares or in unit equivalents of Shares and/or units of value (including a dollar value of Shares) and may be linked to any one or more of the Performance Criteria or other specific criteria, including service to the Company or Subsidiaries, determined to be appropriate by the Administrator, in each case on a specified date or dates or over any Performance Period. In making such determinations, the Administrator may consider (among such other factors as it deems relevant in light of the specific type of Award) the contributions, responsibilities and other compensation of the particular Participant.

Section 8.3 Performance Bonus Awards. Each right to receive a bonus granted under this Section 8.3 shall be denominated in the form of cash and shall be initially payable in cash (but may, in the discretion of the Administrator, be payable in Shares or a combination of cash and Shares) (a "***Performance Bonus Award***") and shall be payable upon the attainment of performance goals that are established by the Administrator and relate to one or more of the Performance Criteria or other specific criteria, including service to the Company or Subsidiaries, in each case on a specified date or dates or over any Performance Period.

Section 8.4 Dividend Equivalents. If the Administrator provides, an Award (other than an Option or Stock Appreciation Right) may provide a Participant with the right to receive Dividend Equivalents. Dividend Equivalents may be paid currently or credited to an account for the Participant, settled in cash or Shares and subject to the same restrictions on transferability and forfeitability as the Award with respect to which the Dividend Equivalents are granted and subject to other terms and conditions as set forth in the Award Agreement; provided, that, notwithstanding anything herein to the contrary, Dividend Equivalents with respect to Awards that are not vested at the time that the underlying dividend is paid shall be accumulated and subject to vesting to the same extent as the related Award, with such accumulated Dividend Equivalents paid to the applicable Participant as soon as administratively practicable following the time the applicable Award vests and becomes non-forfeitable (or such later time as may be set forth in the Award Agreement).

Section 8.5 Other Stock or Cash Based Awards. Other Stock or Cash Based Awards may be granted to Participants, including Awards entitling Participants to receive Shares to be delivered in the future and including annual or other periodic or long-term cash bonus awards (whether based on specified Performance Criteria or otherwise), in each case subject to any conditions and limitations in the Plan. Such Other Stock or Cash Based Awards will also be available as a payment form in the settlement of other Awards, as standalone payments and as payment in lieu of compensation to which a Participant is otherwise entitled. Other Stock or Cash Based Awards may be paid in Shares, cash or other property, as the Administrator determines. Subject to the provisions of the Plan, the Administrator will determine the terms and conditions of each Other Stock or Cash Based Award, including any purchase price, performance goal (which may be based on the Performance Criteria), transfer restrictions, and vesting conditions, which will be set forth in the applicable Award Agreement.

ARTICLE IX.
ADJUSTMENTS FOR CHANGES IN COMMON STOCK AND CERTAIN OTHER EVENTS

Section 9.1 Equity Restructuring. In connection with any Equity Restructuring, notwithstanding anything to the contrary in this Article 9 the Administrator will equitably adjust the terms of the Plan and each outstanding Award as it deems appropriate to reflect the Equity Restructuring, which may include (i) adjusting the number and type of securities subject to each outstanding Award and/or with respect to which Awards may be granted under the Plan (including, but not limited to, adjustments of the limitations in Article 5 hereof on the maximum number and kind of shares that may be issued); (ii) adjusting the terms and conditions of (including the grant or exercise price), and the performance goals or other criteria included in, outstanding Awards; and (iii) granting new Awards or making cash payments to Participants. The adjustments provided under this Section 9.1 will be nondiscretionary and final and binding on all interested parties, including the affected Participant and the Company; provided, that the Administrator will determine whether an adjustment is equitable.

Section 9.2 Corporate Transactions. In the event of any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), reorganization, merger, consolidation, split-up, spin off, combination, amalgamation, repurchase, recapitalization, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, or sale or exchange of Common Stock or other securities of the Company, Change in Control, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, other similar corporate transaction or event, other unusual or nonrecurring transaction or event affecting the Company or its financial statements or any change in any Applicable Laws or accounting principles, the Administrator, on such terms and conditions as it deems appropriate, either by the terms of the Award or by action taken prior to the occurrence of such transaction or event (except that action to give effect to a change in Applicable Law or accounting principles may be made within a reasonable period of time after such change) and either automatically or upon the Participant's request, is hereby authorized to take any one or more of the following actions whenever the Administrator determines that such action is appropriate in order to (x) prevent dilution or enlargement of the benefits or potential benefits intended by the Company to be made available under the Plan or with respect to any Award granted or issued under the Plan, (y) to facilitate such transaction or event or (z) give effect to such changes in Applicable Laws or accountingprinciples:

(a) To provide for the termination of any such Award in exchange for an amount of cash and/or other property with a value equal to the amount that would have been attained upon the exercise of such Award or realization of the Participant's rights (and, for the avoidance of doubt, if as of the date of the occurrence of the transaction or event described in this Section 9.2 the Administrator determines in good faith that no amount would have been attained upon the exercise of such Award or realization of the Participant's rights, then such Award may be terminated by the Company without payment);

(b) To provide that such Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and applicable exercise or purchase price, in all cases, as determined by the Administrator;

(c) To make adjustments in the number and type of Shares of the Company's stock (or other securities or property) subject to outstanding Awards, and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding Awards and Awards which may be granted in the future;

(d) To provide that such Award shall be exercisable or payable or fully vested with respect to all Shares covered thereby, notwithstanding anything to the contrary in the Plan or the applicable Award Agreement;

(e) To replace such Award with other rights or property selected by the Administrator; and/or

(f) To provide that the Award cannot vest, be exercised or become payable after such event;

provided, however, that, unless otherwise provided in an applicable Award Agreement or other written agreement entered into between the Company and a Participant, if a Change in Control occurs and a Participant's Awards are not continued, converted, assumed, or replaced in accordance with subsections (b) or (e) above, such Awards shall become fully vested and exercisable, and all forfeiture, repurchase and other restrictions on such awards shall lapse immediately prior to such Change in Control; provided, further, that, with respect to Awards subject to performance-based vesting, the number of Shares subject to any such Award that becomes vested pursuant to this proviso shall be determined based on (i) target performance pro-rated based on the number of days elapsed in the applicable performance period through the date of the Change in Control over the total number of days in the applicable performance period or (ii) actual performance through the applicable performance period through the date of the Change in Control with the applicable performance goals, to the extended possible, adjusted to reflect the truncated performance period, whichever results in the greatest number of vested Shares.

Section 9.3 Administrative Stand Still. In the event of any pending stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other extraordinary transaction or change affecting the Shares or the share price of Common Stock (including any Equity Restructuring, Change in Control or any securities offering or other similar transaction) or for reasons of administrative convenience or to facilitate compliance with any Applicable Laws, the Company may refuse to permit the exercise or settlement of one or more Awards for such period of time as the Company may determine to be reasonably appropriate under the circumstances.

Section 9.4 General. Except as expressly provided in the Plan or the Administrator's action under the Plan, no Participant will have any rights due to any subdivision or consolidation of Shares of any class, dividend payment, increase or decrease in the number of Shares of any class or dissolution, liquidation, merger, or consolidation of the Company or other corporation. Except as expressly provided with respect to an Equity Restructuring under Section 9.1 above or the Administrator's action under the Plan, no issuance by the Company of Shares of any class, or securities convertible into Shares of any class, will affect, and no adjustment will be made regarding, the number of Shares subject to an Award or the Award's grant or exercise price. The existence of the Plan, any Award Agreements and the Awards granted hereunder will not affect or restrict in any way the Company's right or power to make or authorize (i) any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, (ii) any merger, consolidation, spinoff, dissolution or liquidation of the Company or sale of Company assets or (iii) any sale or issuance of securities, including securities with rights superior to those of the Shares or securities convertible into or exchangeable for Shares. The Administrator may treat Participants and Awards (or portions thereof) differently under this Article 9.

ARTICLE X.
PROVISIONS APPLICABLE TO AWARDS

Section 10.1 Transferability. Except as the Administrator may determine or provide in an Award Agreement or otherwise for Awards other than Incentive Stock Options, Awards may not be sold, assigned, transferred, pledged or otherwise encumbered, either voluntarily or by operation of law, except by will or the laws of descent and distribution, or, subject to the Administrator's consent, pursuant to a domestic relations order, and, during the life of the Participant, will be exercisable only by the Participant. Any permitted transfer of an Award hereunder shall be without consideration, except as required by applicable law. References to a Participant, to the extent relevant in the context, will include references to a transferee approved by the Administrator.

Section 10.2 Documentation. Each Award will be evidenced in an Award Agreement, which may be written or electronic, as the Administrator determines. Each Award may contain such terms and conditions as are not inconsistent with those set forth in the Plan.

Section 10.3 Discretion. Except as the Plan otherwise provides, each Award may be made alone or in addition or in relation to any other Award. The terms of each Award to a Participant need not be identical, and the Administrator need not treat Participants or Awards (or portions thereof) uniformly.

Section 10.4 Changes in Participant's Status. The Company will determine how the disability, death, retirement, authorized leave of absence or any other change or purported change in a Participant's Service Provider status affects an Award and the extent to which, and the period during which, the Participant, the Participant's legal representative, conservator, guardian or Designated Beneficiary may exercise rights under the Award, if applicable. Except to the extent otherwise required by Applicable Law or expressly authorized by the Company or by the Company's written policy on leaves of absence, no service credit shall be given for vesting purposes for any period the Participant is on a leave of absence.

Section 10.5 Withholding. Each Participant must pay the Company, or make provision satisfactory to the Administrator for payment of, any taxes required by law to be withheld in connection with such Participant's Awards by the date of the event creating the tax liability. The Company may deduct an amount sufficient to satisfy such tax obligations based on the applicable statutory withholding rates for federal, state, local and foreign income tax and payroll tax purposes (or such other rate as may be determined by the Company after considering any accounting consequences or costs, but which shall in no event exceed, and may be less than, the maximum statutory withholding rates) from any payment of any kind otherwise due to a Participant. Subject to any Company insider trading policy (including blackout periods) and the terms of the applicable Award Agreement, Participants may satisfy such tax obligations (i) in cash, by wire transfer of immediately available funds, by check made payable to the order of the Company, (ii) to the extent permitted by the Administrator, in whole or in part by delivery of Shares, including Shares delivered by attestation and Shares retained from the Award creating the tax obligation, valued at their Fair Market Value on the date of delivery (or such other date determined by the Administrator), (iii) if there is a public market for Shares at the time the tax obligations are satisfied, unless the Administrator otherwise determines, (A) delivery (including telephonically to the extent permitted by the Administrator) of a notice that the Participant has placed a market sell order with a broker acceptable to the Administrator with respect to Shares then issuable upon exercise of the Award and that the broker has been directed to deliver promptly to the Company funds sufficient to satisfy the tax obligations, or (B) the Participant's delivery to the Company of a copy of irrevocable and unconditional instructions to a broker acceptable to the Administrator to deliver promptly to the Company an amount sufficient to satisfy the tax withholding by cash, check or wire transfer of immediately available funds; provided, that such amount is paid to the Company at such time as may be required by the Administrator, (iv) to the extent permitted by the Administrator, delivery of a promissory note or any other lawful consideration, or (v) any combination of the foregoing payment forms approved by the Administrator. If any tax withholding obligation will be satisfied under clause (ii) of the immediately preceding sentence by the Company's retention of Shares from the Award creating the tax obligation and there is a public market for Shares at the time the tax obligation is satisfied, the Company may elect to instruct any brokerage firm determined acceptable to the Company for such purpose to sell on the applicable Participant's behalf some or all of the Shares retained and to remit the proceeds of the sale to the Company or its designee, and each Participant's acceptance of an Award under the Plan will constitute the Participant's authorization to the Company and instruction and authorization to such brokerage firm to complete the transactions described in this sentence.

Section 10.6 Amendment of Award; Prohibition on Repricing. The Administrator may amend, modify or terminate any outstanding Award, including by substituting another Award of the same or a different type, changing the exercise or settlement date, converting an Incentive Stock Option to a Nonqualified Stock Option and providing for cash settlement of an outstanding Award. The Participant's consent to such action will be required unless (i) the action, taking into account any related action, does not materially and adversely affect the economic benefits to be delivered under the Award as of the date of such amendment, modification or termination, or (ii) the change is permitted under Article 9 or pursuant to Sections 11.5 or 11.6. Other than pursuant to Sections 9.1 and 9.2, the Administrator shall not without the approval of the Company's stockholders (a) lower the exercise price per Share of an Option or Stock Appreciation Right after it is granted, (b) cancel an Option or Stock Appreciation Right when the exercise price per Share exceeds the Fair Market Value of one Share in exchange for cash or another Award, or (c) take any other action with respect to an Option or Stock Appreciation Right that the Company determines would be treated as a repricing under the rules and regulations of the principal U.S. national securities exchange on which the Shares are listed.

Section 10.7 Conditions on Delivery of Stock. The Company will not be obligated to deliver any Shares under the Plan or remove restrictions from Shares previously delivered under the Plan until (i) all Award conditions have been met or removed to the Company's satisfaction, (ii) as determined by the Company, all other legal matters regarding the issuance and delivery of such Shares have been satisfied, including any applicable securities laws and stock exchange or stock market rules and regulations, and (iii) the Participant has executed and delivered to the Company such representations or agreements as the Company deems necessary or appropriate to satisfy any Applicable Laws. The Company's inability to obtain authority from any regulatory body having jurisdiction, which the Company determines is necessary to the lawful issuance and sale of any securities, will relieve the Company of any liability for failing to issue or sell such Shares as to which such requisite authority has not been obtained.

Section 10.8 Award Vesting Limitations. Notwithstanding any other provision of the Plan to the contrary, but subject to Sections 9.1 and 9.2 of the Plan, an Award (or portion thereof) granted under the Plan shall vest no earlier than the first anniversary of the date the Award is granted; provided, however, that, notwithstanding the foregoing, the minimum vesting requirement of this Section 10.8 shall not apply to: (a) any Substitute Awards, (b) any Awards delivered in lieu of fully-vested cash based awards or payments, (c) any Awards to a non-employee Director for which the vesting period runs from the date of one annual meeting of the Company's stockholders to the next annual meeting of the Company's stockholders (provided that such vesting period may not be less than 50 weeks after grant), or (d) any other Awards granted by the Administrator from time to time that result in the issuance of an aggregate of up to 5% of the shares available for issuance under Section 5.1 as of the Effective Date. Nothing in this Section 10.8 shall preclude the Administrator from taking action, in its sole discretion, to accelerate the vesting of any Award in connection with or following a Participant's death, Disability, Termination of Service (other than for Cause) or, subject to Section 9.2, the consummation of a Change in Control.

Section 10.9 Fractional Shares. No fractional shares of Stock shall be issued and the Company shall determine, in its sole and absolute discretion, whether cash shall be given in lieu of fractional shares or whether such fractional shares shall be eliminated by rounding down.

ARTICLE XI.
MISCELLANEOUS

Section 11.1 No Right to Employment or Other Status. No person will have any claim or right to be granted an Award, and the grant of an Award will not be construed as giving a Participant the right to continue employment or any other relationship with the Company. The Company expressly reserves the right at any time to dismiss or otherwise terminate its relationship with a Participant free from any liability or claim under the Plan or any Award, except as expressly provided in an Award Agreement.

Section 11.2 No Rights as Stockholder; Certificates. Subject to the Award Agreement, no Participant or Designated Beneficiary will have any rights as a stockholder with respect to any Shares to be distributed under an Award until becoming the record holder of such Shares. Notwithstanding any other provision of the Plan, unless the Company otherwise determines or Applicable Laws require, the Company will not be required to deliver to any Participant certificates evidencing Shares issued in connection with any Award and instead such Shares may be recorded in the books of the Company (or, as applicable, its transfer agent or stock plan administrator). The Company may place legends on any share certificate or book entry to reference restrictions applicable to the Shares (including, without limitation, restrictions applicable to Restricted Stock).

Section 11.3 Effective Date and Term of Plan. Original Plan was effective April 18, 2017. This Plan will become effective on the date it is approved by the Company's stockholders (the "Effective Date"). The Plan will expire on, and no Award may be granted pursuant to the Plan after the tenth (10th) anniversary of the Effective Date, but Awards previously granted may extend beyond that date and shall remain in force according to the terms of the Plan and the applicable Award Agreement. If the Plan, as amended and restated in the form of this Farmer Bros. Co. Amended and Restated 2017 Long-Term Incentive Plan is not approved by the Company's stockholders, then it will not become effective and the Original Plan will remain in full force and effect as originally adopted.

Section 11.4 Amendment of Plan. The Board or the Compensation Committee of the Board may amend, suspend or terminate the Plan at any time and from time to time; provided that (a) no amendment requiring stockholder approval to comply with Applicable Laws shall be effective unless approved by the Board and the Company's stockholders, and (b) no amendment, other than an increase to the Overall Share Limit, may materially and adversely affect the economic benefits to be delivered under any outstanding Award as of the date of such amendment without the affected Participant's consent. No Awards may be granted under the Plan during any suspension period or after Plan termination. Awards outstanding at the time of any Plan suspension or termination will continue to be governed by the Plan and the Award Agreement, as in effect before such suspension or termination. The Board will obtain stockholder approval of any Plan amendment to the extent necessary to comply with Applicable Laws.

Section 11.5 Provisions for Foreign Participants. The Administrator may modify Awards granted to Participants who are foreign nationals or employed outside the United States or establish subplans or procedures under the Plan to address differences in laws, rules, regulations or customs of such foreign jurisdictions with respect to tax, securities, currency, employee benefit or other matters.

Section 11.6 Section 409A.

(a) *General.* The Company intends that all Awards be structured to comply with, or be exempt from, Section 409A, such that no adverse tax consequences, interest, or penalties under Section 409A apply. Notwithstanding anything in the Plan or any Award Agreement to the contrary, the Administrator may, without a Participant's consent, amend the Plan or Awards, adopt policies and procedures, or take any other actions (including amendments, policies, procedures and retroactive actions) as are necessary or appropriate to preserve the intended tax treatment of Awards, including any such actions intended to (A) exempt the Plan or any Award from Section 409A, or (B) comply with Section 409A, including regulations, guidance, compliance programs and other interpretative authority that may be issued after an Award's grant date. The Company makes no representations or warranties as to an Award's tax treatment under Section 409A or otherwise. The Company will have no obligation under this Section 11.6 or otherwise to avoid the taxes, penalties or interest under Section 409A with respect to any Award and will have no liability to any Participant or any other person if any Award, compensation or other benefits under the Plan are determined to constitute noncompliant "nonqualified deferred compensation" subject to taxes, penalties or interest under Section 409A.

(b) *Separation from Service*. If an Award constitutes "nonqualified deferred compensation" under Section 409A, any payment or settlement of such Award upon a Participant's Termination of Service will, to the extent necessary to avoid taxes under Section 409A, be made only upon the Participant's "separation from service" (within the meaning of Section 409A), whether such "separation from service" occurs upon or after the Participant's Termination of Service. For purposes of the Plan or any Award Agreement relating to any such payments or benefits, references to a "termination," "termination of employment" or like terms means a "separation from service."

(c) *Payments to Specified Employees*. Notwithstanding any contrary provision in the Plan or any Award Agreement, any payment(s) of "nonqualified deferred compensation" required to be made under an Award to a "specified employee" (as defined under Section 409A and as the Company determines) due to his or her "separation from service" will, to the extent necessary to avoid taxes under Section 409A(a)(2)(B)(i) of the Code, be delayed for the six-month period immediately following such "separation from service" (or, if earlier, until the specified employee's death) and will instead be paid (as set forth in the Award Agreement) on the day immediately following such six-month period or as soon as administratively practicable thereafter (without interest). Any payments of "nonqualified deferred compensation" under such Award payable more than six months following the Participant's "separation from service" will be paid at the time or times the payments are otherwise scheduled to be made.

(d) *Dividend Equivalents*. Dividend Equivalents and any amounts that may become distributable in respect thereof shall be treated separately from any Award(s) to which such Dividend Equivalents relate, and the rights arising in connection therewith for purposes of the designation of time and form of payments required by Section 409A.

Section 11.7 Limitations Applicable to Section 16 Persons. Notwithstanding any other provision of the Plan, the Plan and any Award granted or awarded to any Participant who is then subject to Section 16 of the Exchange Act shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 under the Exchange Act or any successor rule) that are requirements for the application of such exemptive rule. To the extent permitted by Applicable Law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

Section 11.8 Limitations on Liability. Notwithstanding any other provisions of the Plan, no individual acting as a Director, officer or other Employee of the Company or any Subsidiary will be liable to any Participant, former Participant, spouse, beneficiary, or any other person for any claim, loss, liability, or expense incurred in connection with the Plan or any Award, and such individual will not be personally liable with respect to the Plan because of any contract or other instrument executed in his or her capacity as an Administrator, Director, officer or other Employee of the Company or any Subsidiary. The Company will indemnify and hold harmless each Director, officer or other Employee of the Company or any Subsidiary that has been or will be granted or delegated any duty or power relating to the Plan's administration or interpretation, against any cost or expense (including attorneys' fees) or liability (including any sum paid in settlement of a claim with the Company's approval) arising from any act or omission concerning the Plan unless arising from such person's own fraud or bad faith; provided, that he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf.

Section 11.9 Data Privacy. As a condition for receiving any Award, each Participant explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of personal data as described in this Section by and among the Company and its Subsidiaries and affiliates exclusively for implementing, administering and managing the Participant's participation in the Plan. The Company and its Subsidiaries and affiliates may hold certain personal information about a Participant, including the Participant's name, address and telephone number; birthdate; social security, insurance number or other identification number; salary; nationality; job title(s); any Shares held in the Company or its Subsidiaries and affiliates; and Award details, to implement, manage and administer the Plan and Awards (the "Data"). The Company and its Subsidiaries and affiliates may transfer the Data amongst themselves as necessary to implement, administer and manage a Participant's participation in the Plan, and the Company and its Subsidiaries and affiliates may transfer the Data to third parties assisting the Company with Plan implementation, administration and management. These recipients may be located in the Participant's country, or elsewhere, and the Participant's country may have different data privacy laws and protections than the recipients' country. By accepting an Award, each Participant authorizes such recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, to implement, administer and manage the Participant's participation in the Plan, including any required Data transfer to a broker or other third party with whom the Company or the Participant may elect to deposit any Shares. The Data related to a Participant will be held only as long as necessary to implement, administer, and manage the Participant's participation in the Plan. A Participant may, at any time, view the Data that the Company holds regarding such Participant, request additional information about the storage and processing of the Data regarding such Participant, recommend any necessary corrections to the Data regarding the Participant or refuse or withdraw the consents in this Section 11.9 in writing, without cost, by contacting the local human resources representative. The Company may cancel Participant's ability to participate in the Plan and, in the Company's sole discretion, the Participant may forfeit any outstanding Awards if the Participant refuses or withdraws the consents in this Section 11.9. For more information on the consequences of refusing or withdrawing consent, Participants may contact their local human resources representative.

Section 11.10 Severability. If any portion of the Plan or any action taken under it is held illegal or invalid for any reason, the illegality or invalidity will not affect the remaining parts of the Plan, and the Plan will be construed and enforced as if the illegal or invalid provisions had been excluded, and the illegal or invalid action will be null and void

Section 11.11 Governing Documents. If any contradiction occurs between the Plan and any Award Agreement or other written agreement between a Participant and the Company (or any Subsidiary), the Plan will govern, unless such Award Agreement or other written agreement was approved by the Administrator and expressly provides that a specific provision of the Plan will not apply.

Section 11.12 Governing Law. The Plan and all Awards will be governed by and interpreted in accordance with the laws of the State of Delaware, disregarding the choice-of-law principles of the State of Delaware and any other state requiring the application of a jurisdiction's laws other than the State of Delaware.

Section 11.13 Clawback Provisions. All Awards (including the gross amount of any proceeds, gains or other economic benefit the Participant actually or constructively receives upon receipt or exercise of any Award or the receipt or resale of any Shares underlying the Award) will be subject to recoupment by the Company to the extent required to comply with Applicable Laws or any policy of the Company providing for the reimbursement of incentive compensation.

Section 11.14 Titles and Headings. The titles and headings in the Plan are for convenience of reference only and, if any conflict, the Plan's text, rather than such titles or headings, will control.

Section 11.15 Conformity to Applicable Laws. Participant acknowledges that the Plan is intended to conform to the extent necessary with Applicable Laws. Notwithstanding anything herein to the contrary, the Plan and all Awards will be administered only in a manner intended to conform with Applicable Laws. To the extent Applicable Laws permit, the Plan and all Award Agreements will be deemed amended as necessary to conform to Applicable Laws.

Section 11.16 Relationship to Other Benefits. No payment under the Plan will be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or other benefit plan of the Company or any Subsidiary, except as expressly provided in writing in such other plan or an agreement thereunder.

Section 11.17 Broker-Assisted Sales. In the event of a broker-assisted sale of Shares in connection with the payment of amounts owed by a Participant under or with respect to the Plan or Awards, including amounts to be paid under the final sentence of Section 10.5: (a) any Shares to be sold through the broker-assisted sale will be sold on the day the payment first becomes due, or as soon thereafter as practicable; (b) such Shares may be sold as part of a block trade with other Participants in the Plan in which all participants receive an average price; (c) the applicable Participant will be responsible for all broker's fees and other costs of sale, and by accepting an Award, each Participant agrees to indemnify and hold the Company harmless from any losses, costs, damages, or expenses relating to any such sale; (d) to the extent the Company or its designee receives proceeds of such sale that exceed the amount owed, the Company will pay such excess in cash to the applicable Participant as soon as reasonably practicable; (e) the Company and its designees are under no obligation to arrange for such sale at any particular price; and (f) in the event the proceeds of such sale are insufficient to satisfy the Participant's applicable obligation, the Participant may be required to pay immediately upon demand to the Company or its designee an amount in cash sufficient to satisfy any remaining portion of the Participant's obligation.

I hereby certify that the foregoing Plan was duly adopted by the Board of Directors of Farmer Bros. Co. on April 18, 2017.

I hereby certify that the foregoing Plan was approved by the stockholders of Farmer Bros. Co. on [●], 2020. Executed on this [●].

Corporate Secretary

Farmer Brothers

ANNUAL MEETING OF FARMER BROS. CO.

Date: Wednesday, December 9, 2020
Time: 11:00 A.M. (Central Standard Time)
Place: Annual Meeting to be held live via the Internet - please visit www.proxydocs.com/FARM for more details.

Please make your marks like this: ☒ Use dark black pencil or pen only

The Board of Directors recommends a vote **FOR** the election of the director nominees in proposal 1 and **FOR** proposals 2, 3 and 4.

	For	Withhold		Directors Recommend
1: Election of Directors				
01 Allison M. Boersma	☐	☐		For
02 Alfred Poe	☐	☐		For
	For	**Against**	**Abstain**	
2: To ratify the selection of Deloitte & Touche LLP ("Deloitte") as the Company's independent registered public accounting firm for the fiscal year ending June 30, 2021.	☐	☐	☐	For
3: To hold an advisory (non-binding) vote to approve the compensation paid to the Company's Named Executive Officers.	☐	☐	☐	For
4: To approve the Farmer Bros. Co. Amended and Restated 2017 Long-Term Incentive Plan (the "Amended and Restated 2017 Plan"), which includes an increase in the number of shares of stock authorized for issuance under the plan and certain technical and administrative updates.	☐	☐	☐	For

To attend the Annual Meeting of Farmer Bros. Co., please visit www.proxydocs.com/FARM for virtual meeting registration details.

Authorized Signatures - This section must be completed for your Instructions to be executed.

____________________ Please Sign Here
____________________ Please Date Above

____________________ Please Sign Here
____________________ Please Date Above

Please sign exactly as your name(s) appears on your stock certificate. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the proxy.

← Please separate carefully at the perforation and return just this portion in the envelope provided. ←

Farmer Brothers

Annual Meeting of Farmer Bros. Co.
to be held live via the Internet on Wednesday, December 9, 2020 for Holders as of October 13, 2020

This proxy is being solicited on behalf of the Board of Directors

VOTE BY:

INTERNET

Go To
www.proxypush.com/FARM
- Cast your vote online.
- View meeting documents.

OR

TELEPHONE

Call
833-917-2692
- Use any touch-tone telephone.
- **Have your Proxy Card/Voting Instruction Form ready.**
- Follow the simple recorded instructions.

OR

MAIL

- Mark, sign and date your Proxy Card/Voting Instruction Form.
- Detach your Proxy Card/Voting Instruction Form.
- Return your Proxy Card/Voting Instruction Form in the postage-paid envelope provided.

The undersigned hereby appoints D. Deverl Maserang, II, Scott R. Drake and Jennifer H. Brown, and each of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes each of them to vote all the shares of common stock of Farmer Bros. Co. that the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED FOR THE ELECTION OF THE DIRECTOR NOMINEES IN PROPOSAL 1 AND FOR PROPOSALS 2, 3 and 4.

PROXY TABULATOR FOR

FARMER BROS. CO.
P.O. BOX 8016
CARY, NC 27512-9903

→ Please separate carefully at the perforation and return just this portion in the envelope provided. →

Revocable Proxy — Farmer Bros. Co.
Annual Meeting of Stockholders
December 9, 2020 11:00 a.m. (Central Standard Time)
This Proxy is Solicited on Behalf of the Board of Directors

The undersigned appoints D. Deverl Maserang, II, Scott R. Drake and Jennifer H. Brown, each with full power of substitution, to act as proxies for the undersigned, and to vote all shares of common stock of Farmer Bros. Co. that the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held live via the Internet (please visit www.proxydocs.com/FARM for more details) on Wednesday, December 9, 2020, at 11:00 a.m., and any and all adjournments thereof, as set forth below.

This proxy is revocable and will be voted as directed. However, if no instructions are specified, the proxy will be voted FOR the election of the director nominees specified in Proposal 1 and FOR Proposals 2, 3 and 4.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE)